                                                                    Exhibit 10.1


                                                                  EXECUTION COPY

                      AMENDED AND RESTATED LOAN AGREEMENT

                                     AMONG

                             AMERICAN TOWER, L.P.,
                             AMERICAN TOWERS, INC.
                                      AND
                             ATC TELEPORTS, INC.,

                                 AS BORROWERS;

                 THE FINANCIAL INSTITUTIONS WHOSE NAMES APPEAR
                   AS LENDERS ON THE SIGNATURE PAGES HEREOF;

                  THE TORONTO DOMINION BANK, NEW YORK BRANCH,
                               AS ISSUING BANK,

                                      AND

                        TORONTO DOMINION (TEXAS), INC.,
                            AS ADMINISTRATIVE AGENT
                               FOR THE LENDERS;

                                     WITH

              TD SECURITIES (USA) INC. AND CHASE SECURITIES INC.,
                  AS CO-LEAD ARRANGERS AND CO-BOOK MANAGERS;

                THE BANK OF NEW YORK AND CHASE SECURITIES INC.,
                           AS CO-SYNDICATION AGENTS;

                                      AND

                          CREDIT SUISSE FIRST BOSTON,
                            AS DOCUMENTATION AGENT;


                          Dated as of January 6, 2000


                    Powell, Goldstein, Frazer & Murphy LLP
                               Atlanta, Georgia

                               TABLE OF CONTENTS

                                                                                              Page
ARTICLE 1   DEFINITIONS.....................................................................     2

     Section 1.1   Definitions..............................................................     2
     Section 1.2   Interpretation...........................................................    30
     Section 1.3   Cross References.........................................................    30
     Section 1.4   Accounting Provisions....................................................    30

ARTICLE 2   LOANS...........................................................................    31

     Section 2.1   The Loans................................................................    31
     Section 2.2   Manner of Borrowing and Disbursement.....................................    31
     Section 2.3   Interest.................................................................    34
     Section 2.4   Commitment Fees..........................................................    36
     Section 2.5   Mandatory Commitment Reductions..........................................    38
     Section 2.6   Voluntary Commitment Reductions..........................................    40
     Section 2.7   Prepayments and Repayments...............................................    40
     Section 2.8   Notes; Loan Accounts.....................................................    43
     Section 2.9   Manner of Payment........................................................    43
     Section 2.10  Reimbursement............................................................    45
     Section 2.11  Pro Rata Treatment.......................................................    45
     Section 2.12  Capital Adequacy.........................................................    46
     Section 2.13  Bank Tax Forms...........................................................    46
     Section 2.14  Letters of Credit........................................................    47
     Section 2.15  Incremental Facility Advances............................................    52

ARTICLE 3   CONDITIONS PRECEDENT............................................................    53

     Section 3.1   Conditions Precedent to Effectiveness of this Agreement..................    53
     Section 3.2   Conditions Precedent to Each Advance.....................................    57
     Section 3.3   Conditions Precedent to Issuance of Letters of Credit....................    58

ARTICLE 4   REPRESENTATIONS AND WARRANTIES..................................................    58

     Section 4.1   Representations and Warranties...........................................    58
     Section 4.2   Survival of Representations and Warranties, Etc..........................    65

ARTICLE 5   GENERAL COVENANTS...............................................................    65

     Section 5.1   Preservation of Existence and Similar Matters............................    66
     Section 5.2   Business; Compliance with Applicable Law.................................    66
     Section 5.3   Maintenance of Properties................................................    66
     Section 5.4   Accounting Methods and Financial Records.................................    66
     Section 5.5   Insurance................................................................    66
     Section 5.6   Payment of Taxes and Claims..............................................    67
     Section 5.7   Compliance with ERISA....................................................    67
     Section 5.8   Visits and Inspections...................................................    69
     Section 5.9   Payment of Indebtedness; Loans...........................................    69
     Section 5.10  Use of Proceeds..........................................................    69

     Section 5.11  Indemnity..............................................................................   70
     Section 5.12  Interest Rate Hedging..................................................................   70
     Section 5.13  Covenants Regarding Formation of Restricted Subsidiaries and Acquisitions;
                   Partnership, Subsidiaries..............................................................   71
     Section 5.14  Payment of Wages.......................................................................   72
     Section 5.15  Further Assurances.....................................................................   72
     Section 5.16  Special Purpose Subsidiaries...........................................................   72

ARTICLE 6  INFORMATION COVENANTS..........................................................................   73

     Section 6.1   Quarterly Financial Statements and Information.........................................   73
     Section 6.2   Annual Financial Statements and Information............................................   73
     Section 6.3   Performance Certificates...............................................................   73
     Section 6.4   Copies of Other Reports................................................................   74
     Section 6.5   Notice of Litigation and Other Matters.................................................   75

ARTICLE 7  NEGATIVE COVENANTS............................................................................    76

     Section 7.1   Indebtedness of the Borrowers and the Restricted Subsidiaries..........................   76
     Section 7.2   Limitation on Liens....................................................................   77
     Section 7.3   Amendment and Waiver...................................................................   77
     Section 7.4   Liquidation, Merger or Disposition of Assets...........................................   77
     Section 7.5   Limitation on Guaranties...............................................................   78
     Section 7.6   Investments and Acquisitions...........................................................   78
     Section 7.7   Restricted Payments....................................................................   80
     Section 7.8   Leverage Ratio.........................................................................   80
     Section 7.9   Interest Coverage Ratio................................................................   81
     Section 7.10  Annualized Operating Cash Flow to Pro Forma Debt Service...............................   82
     Section 7.11  Fixed Charge Coverage Ratio............................................................   82
     Section 7.12  Affiliate Transactions.................................................................   82
     Section 7.13  ERISA Liabilities......................................................................   82
     Section 7.14  Sales and Leasebacks...................................................................   82

ARTICLE 8  DEFAULT........................................................................................   82

     Section 8.1   Events of Default......................................................................   82
     Section 8.2   Remedies...............................................................................   86
     Section 8.3   Payments Subsequent to Declaration of Event of Default.................................   88

ARTICLE 9  THE ADMINISTRATIVE AGENT.......................................................................   88

     Section 9.1   Appointment and Authorization..........................................................   88
     Section 9.2   Interest Holders.......................................................................   89
     Section 9.3   Consultation with Counsel..............................................................   89
     Section 9.4   Documents..............................................................................   89
     Section 9.5   Administrative Agent and Affiliates....................................................   89
     Section 9.6   Responsibility of the Administrative Agent and Issuing Bank............................   89
     Section 9.7   Action by the Administrative Agent and Issuing Bank....................................   90

     Section 9.8    Notice of Default or Event of Default...................................    90
     Section 9.9    Responsibility Disclaimed...............................................    91
     Section 9.10   Indemnification.........................................................    91
     Section 9.11   Credit Decision.........................................................    91
     Section 9.12   Successor Administrative Agent..........................................    92
     Section 9.13   Delegation of Duties....................................................    92

ARTICLE 10 CHANGES IN CIRCUMSTANCES AFFECTING LIBOR ADVANCES AND INCREASED
           COSTS............................................................................    93

     Section 10.1   LIBOR Basis Determination Inadequate or Unfair..........................    93
     Section 10.2   Illegality..............................................................    93
     Section 10.3   Increased Costs.........................................................    93
     Section 10.4   Effect On Other Advances................................................    95

ARTICLE 11 MISCELLANEOUS....................................................................    96

     Section 11.1   Notices.................................................................    96
     Section 11.2   Expenses................................................................    97
     Section 11.3   Waivers.................................................................    97
     Section 11.4   Set-Off.................................................................    98
     Section 11.5   Assignment and Participation............................................    99
     Section 11.6   Accounting Principles...................................................   103
     Section 11.7   Counterparts............................................................   103
     Section 11.8   Governing Law...........................................................   103
     Section 11.9   Severability............................................................   104
     Section 11.10  Interest................................................................   104
     Section 11.11  Table of Contents and Headings..........................................   104
     Section 11.12  Amendment and Waiver....................................................   104
     Section 11.13  Entire Agreement........................................................   105
     Section 11.14  Other Relationships.....................................................   105
     Section 11.15  Directly or Indirectly..................................................   105
     Section 11.16  Reliance on and Survival of Various Provisions..........................   105
     Section 11.17  Senior Debt.............................................................   105
     Section 11.18  Obligations.............................................................   105
     Section 11.19  Confidentiality.........................................................   105

ARTICLE 12 WAIVER OF JURY TRIAL.............................................................   106

     Section 12.1   Waiver of Jury Trial....................................................   106

                                   EXHIBITS

     Exhibit A      Form of Assignment of General Partner Interests
     Exhibit B      Form of Assignment of Intercompany Note
     Exhibit C      Form of Assignment of Limited Partner Interests
     Exhibit D      Form of Borrower's Guaranty
     Exhibit E      Form of Certificate of Financial Condition
     Exhibit F      Form of Notice of Incremental Facility Commitments
     Exhibit G      Form of Parent Guaranty
     Exhibit H      Form of Parent Pledge Agreement
     Exhibit I      Form of Request for Advance
     Exhibit J      Form of Request for Issuance of Letter of Credit
     Exhibit K      Form of Revolving Loan Promissory Note
     Exhibit L      Form of Security Agreement
     Exhibit M      Form of Stock Pledge Agreement
     Exhibit N      Form of Subordination Agreement
     Exhibit O      Form of Subsidiary Guaranty
     Exhibit P      Form of Subsidiary Pledge Agreement
     Exhibit Q      Form of Subsidiary Security Agreement
     Exhibit R      Form of Term Loan A Promissory Note
     Exhibit S      Form of Term Loan B Promissory Note
     Exhibit T      Form of Incremental Facility Note
     Exhibit U      Form of Loan Certificate of AT L.P.
     Exhibit V      Form of AT Inc./ATC Teleports Loan Certificate
     Exhibit W      Form of Parent Loan Certificate
     Exhibit X      Form of Subsidiary Loan Certificate
     Exhibit Y      Form of Performance Certificate
     Exhibit Z      Form of Assignment and Assumption Agreement


                                   SCHEDULES

     Schedule 1   - Licenses
     Schedule 2   - Restricted Subsidiaries and Unrestricted Subsidiaries on the
                    Agreement Date
     Schedule 3   - Exceptions to Representations and Warranties
     Schedule 4   - Litigation
     Schedule 5   - Affiliate Transactions
     Schedule 6   - Indebtedness for Money Borrowed
     Schedule 7   - Commitment Ratios, Lender Names and Notice Addresses

                      AMENDED AND RESTATED LOAN AGREEMENT
                                     AMONG
                             AMERICAN TOWER, L.P.,
                             AMERICAN TOWERS INC.
                                      AND
                             ATC TELEPORTS, INC.,
                                 AS BORROWERS;
                 THE FINANCIAL INSTITUTIONS WHOSE NAMES APPEAR
                   AS LENDERS ON THE SIGNATURE PAGES HEREOF;
                  THE TORONTO DOMINION BANK, NEW YORK BRANCH,
                               AS ISSUING BANK;
                                      AND
                        TORONTO DOMINION (TEXAS), INC.,
                   AS ADMINISTRATIVE AGENT FOR THE LENDERS;
                                     WITH
              TD SECURITIES (USA) INC. AND CHASE SECURITIES INC.,
                  AS CO-LEAD ARRANGERS AND CO-BOOK MANAGERS;
                THE BANK OF NEW YORK AND CHASE SECURITIES INC.,
                           AS CO-SYNDICATION AGENTS;
                                      AND
                          CREDIT SUISSE FIRST BOSTON,
                            AS DOCUMENTATION AGENT


     WHEREAS, the Administrative Agent and the Lenders have agreed to amend and restate the Prior Loan Agreement (as hereinafter defined) in its entirety, as more fully set forth in this Agreement; and

     WHEREAS, each of the Borrowers acknowledges and agrees that the Security Interest (as hereinafter defined) granted to the Administrative Agent, for itself and on behalf of the Lenders, pursuant to certain security documents executed in connection therewith shall remain outstanding and in full force and effect and shall continue to secure the Obligations (as hereinafter defined); and

     WHEREAS, each of the Borrowers acknowledges and agrees that: (i) the Obligations (as hereinafter defined) represent, among other things, the amendment, restatement, renewal, extension, consolidation and modification of the Obligations (as defined in the Prior Loan Agreement) arising in connection with the Prior Loan Agreement and the Security Documents executed in connection with the Prior Loan Agreement; (ii) the parties hereto intend that the collateral pledged in connection with the Prior Loan Agreement shall secure, without interruption or impairment of any kind, all existing Indebtedness under the Prior Loan Agreement and the Security Documents executed in connection with the Prior Loan Agreement, as so amended, restated, restructured, renewed, extended, consolidated and modified hereunder, together with Obligations (as hereinafter defined), (iii) all Liens evidenced by the security documents executed in connection with the Prior Loan Agreement are hereby ratified, confirmed and continued; and (iv) the Loan Documents (as hereinafter defined) are intended to restructure, restate, renew, extend, consolidate, amend and modify the Prior Loan Agreement and the Security Documents executed in connection therewith; and

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby amend and restate the Prior Loan Agreement as follows:

                             ARTICLE 1 Definitions

     Section 1.1  Definitions.  For the purposes of this Agreement:
                  -----------

     "116 Huntington" shall mean ATC Realty, Inc., a Delaware corporation.
      --------------

     "Acquisition" shall mean (whether by purchase, lease, exchange, issuance of
      -----------
stock or other equity or debt securities, merger, reorganization or any other method) (i) any acquisition of any other Person by any Borrower or any of the Restricted Subsidiaries, which Person shall then become consolidated with any Borrower or any of the Restricted Subsidiaries in accordance with GAAP; (ii) any acquisition by any Borrower or any of the Restricted Subsidiaries of all or any substantial part of the assets of any other Person; (iii) any acquisition by any Borrower or any of the Restricted Subsidiaries of any business (or related contracts) primarily involving the management of communications sites, towers or other facilities for third parties, other than in any such case described in clauses (i) through (iii) any such Acquisition which shall be made by, or of, any Person which shall have been designated and, to the extent required hereby, approved as an Unrestricted Subsidiary or (iv) any acquisition by any Borrower or any of the Restricted Subsidiaries of any communications towers or communications tower sites.

     "Acquisition Operating Cash Flow" shall mean in the case of an Acquisition
      -------------------------------
permitted hereunder, Operating Cash Flow (Developing Towers), Operating Cash Flow (Mature Towers) and Operating Cash Flow (Other Business), as applicable, of the Borrowers and their Restricted Subsidiaries for the period during which such Acquisition occurs, adjusted to give effect to such Acquisition, as if such Acquisition had occurred on the first day of such period, by excluding the Operating Cash Flow (Developing Towers), Operating Cash Flow (Mature Towers) and Operating Cash Flow (Other Business), as applicable, of such Acquisition during such period prior to and including the date of such Acquisition and adding to the Operating Cash Flow (Developing Towers), Operating Cash Flow (Mature Towers) and Operating Cash Flow (Other Business), as applicable, of the Borrowers and their Restricted Subsidiaries, if positive, or subtracting from such Operating Cash Flow (Developing Towers), Operating Cash Flow (Mature Towers) and Operating Cash Flow (Other Business), as applicable, if negative, the product of (i) the actual Operating Cash Flow (Developing Towers), Operating Cash Flow (Mature Towers) and Operating Cash Flow (Other Business), as applicable, of such Acquisition for that portion of such period from the date of such Acquisition to the last day of such period, multiplied by (ii) a fraction the numerator of which is the number of calendar days in such period and the denominator of which is the number of days in such period from and including the date following such Acquisition through the last day of such period.

     "Administrative Agent" shall mean Toronto Dominion (Texas), Inc., in its
      --------------------
capacity as Administrative Agent for the Lenders and the Issuing Bank, or any successor Administrative Agent appointed pursuant to Section 9.12 hereof.

     "Administrative Agent's Office" shall mean the office of the Administrative
      -----------------------------
Agent located at 909 Fannin Street, Suite 1700, Houston Texas 77010, or such other office as may be designated pursuant to the provisions of Section 11.1 hereof.

     "Advance" shall mean the aggregate amounts advanced by the Lenders to any
      -------
Borrower pursuant to Article 2 hereof on the occasion of any borrowing and having the same Interest Rate Basis and Interest Period; and "Advances" shall
                                                              --------
mean more than one Advance.

     "Affiliate" shall mean, with respect to a Person, any other Person directly
      ---------
or indirectly controlling, controlled by, or under common control with, such first Person. For purposes of this definition, "control", when used with respect to any Person, includes, without limitation, the direct or indirect beneficial ownership of more than ten percent (10%) of the voting securities or voting equity of such Person or the power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agreement" shall mean this Amended and Restated Loan Agreement, as
      ---------
amended, supplemented, restated or otherwise modified from time to time.

     "Agreement Date" shall mean January 6, 2000.
      --------------

     "AirTouch" shall mean Vodafone AirTouch Plc, formerly known as AirTouch
      --------
Communications, Inc., a Delaware corporation.

     "AirTouch Agreement to Sublease" shall mean that certain Agreement to
      ------------------------------
Sublease dated August 6, 1999 by and among AirTouch, the Sublessors (as defined therein), the Parent and AT L.P.

     "AirTouch Build to Suit Agreement" shall mean that certain Site Development
      --------------------------------
and Build-to-Suit Agreement by and among AirTouch, AT L.P. and the Parent entered into pursuant to the AirTouch Agreement to Sublease.

     "AirTouch Sublease" shall mean, collectively, any master lease, lease or
      -----------------
sublease entered into pursuant to the AirTouch Agreement to Sublease.

     "AirTouch Towers" shall mean, collectively, all towers operated by the
      ---------------
Borrowers or any of the Restricted Subsidiaries pursuant to the AirTouch Sublease, which towers have been operated by the Borrowers or the Restricted Subsidiaries for less than twelve (12) calendar months and excluding all towers constructed by the Borrowers or any of the Restricted Subsidiaries pursuant to the AirTouch Build to Suit Agreement.

     "Annualized Operating Cash Flow" shall mean, as of any calculation date,
      ------------------------------
(a) the sum of (i) the product of (A) Operating Cash Flow (Mature Towers) for the fiscal quarter-end being tested, or the most recently completed fiscal quarter immediately preceding such calculation date, as the case may be, times
                                                                         -----
(B) four (4); and (ii) the product of (A) Operating Cash Flow (Developing Towers) for the fiscal quarter-end being tested, or the most recently completed fiscal quarter immediately preceding such calculation date, as the case may be, times (B) four (4); and (iii) Operating Cash Flow (Other Business) for the four
-----
fiscal quarter period end being tested or the most recently completed four (4) fiscal quarter period immediately preceding such calculation date, as the case may be; minus (b) corporate overhead (exclusive of amortization and
        -----
depreciation) of the Borrowers and the Restricted Subsidiaries (on a consolidated basis) for the four (4) fiscal quarter period then ended or, the most recently completed four (4) fiscal quarter period immediately preceding the calculation date, as the case may be; provided, however, that for purposes of
                                      --------  -------
calculating the Leverage Ratio and Borrowing Base Cash Flow only, item (a)(iii) above shall (1) be reduced by twenty-five percent (25%) and (2) exclude interest income received in respect of the loan made to TV Azteca described in Section 7.6(f) hereof; and provided further, however, that Annualized Operating Cash
                   -------- -------  -------
Flow shall exclude operating cash flow attributable to Unisite, to the extent that the restrictions in the Unisite Notes on the ability of Unisite to make Restricted Payments to the Borrowers are in effect.

     "Applicable Law" shall mean, in respect of any Person, all provisions of
      --------------
constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, including, without limiting the foregoing, the Licenses, the Communications Act, zoning ordinances and all Environmental Laws, and all orders, decisions, judgments and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

     "Applicable Margin" shall mean the interest rate margin applicable to Base
      -----------------
Rate Advances and LIBOR Advances, as the case may be, in each case determined in accordance with Section 2.3(f) hereof.

     "Approved Fund" means, with respect to any Lender that is a fund that
      -------------
invests in commercial loans, any other fund that invests in commercial loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     "Assignment of General Partner Interests" shall mean that certain Amended
      ---------------------------------------
and Restated Assignment of General Partner Interests, dated the Agreement Date, made by ATC GP in favor of the Administrative Agent, substantially in the form of Exhibit A attached hereto.
   ---------

     "Assignments of Intercompany Notes" shall mean, collectively, that certain
      ---------------------------------
Assignment of Intercompany Note of ATC Operating and that certain Assignment of Intercompany Note of ATC Holding, each dated the Agreement Date in favor of the Administrative Agent, substantially in the form of Exhibit B attached hereto.
                                                   ---------

     "Assignment of Limited Partner Interests" shall mean that certain Amended
      ---------------------------------------
and Restated Assignment of Limited Partner Interests, dated the Agreement Date, made by ATC LP in favor of the Administrative Agent, substantially in the form of Exhibit C attached hereto.
   ---------

     "AT L.P." shall mean American Tower, L.P., a Delaware limited partnership
      -------
and one of the Borrowers.

     "AT Inc." shall mean American Towers, Inc., a Delaware corporation and one
      -------
of the Borrowers.

     "AT&T" shall mean AT&T Corporation, a New York corporation.
      ----

     "AT&T Towers" shall mean, collectively, the towers acquired by the
      -----------
Borrowers or any of the Restricted Subsidiaries pursuant to that certain Purchase and Sale Agreement dated as of September 10, 1999 by and between AT&T and the Parent, which towers have been operated by the Borrowers and the Restricted Subsidiaries for less than twelve (12) calendar months.

     "ATC GP" shall mean ATC GP Inc., a Delaware corporation and a wholly-owned
      ------
subsidiary of ATC Holding.

     "ATC GP Guaranty" shall mean that certain Amended and Restated Guaranty,
      ---------------
dated the Agreement Date, made by ATC GP in favor of the Administrative Agent, the Lenders and the Issuing Bank, in form and substance reasonably satisfactory to the Administrative Agent.

     "ATC GP Security Agreement"  shall mean that certain Amended and Restated
      -------------------------
Security Agreement dated the Agreement Date, between ATC GP and the Administrative Agent, for itself and on behalf of the Lenders and the Issuing Bank, in form and substance reasonably satisfactory to the Administrative Agent.

     "ATC Holding" shall mean ATC Holding Inc., a Delaware corporation and a
      -----------
wholly-owned Subsidiary of the Parent.

     "ATC Holding Guaranty" shall mean that certain Amended and Restated
      --------------------
Guaranty, dated the Agreement Date, made by ATC Holding in favor of the Administrative Agent, the Lenders and the Issuing Bank, in form and substance reasonably satisfactory to the Administrative Agent.

     "ATC Holding Security Agreement"  shall mean that certain Amended and
      ------------------------------
Restated Security Agreement dated the Agreement Date, between ATC Holding and the Administrative Agent, for itself and on behalf of the Lenders and the Issuing Bank, in form and substance reasonably satisfactory to the Administrative Agent.

     "ATC LP" shall mean ATC LP Inc., a Delaware corporation and a wholly-owned
      ------
Subsidiary of ATC Operating.

     "ATC Operating" shall mean ATC Operating Inc., a Delaware corporation and a
      -------------
wholly-owned Subsidiary of AT Inc.

     "ATC Teleports" shall mean ATC Teleports, Inc., a Delaware corporation, a
      -------------
wholly-owned Subsidiary of the Parent and one of the Borrowers.

     "Authorized Signatory" shall mean such senior personnel of a Person as may
      --------------------
be duly authorized and designated in writing by such Person to execute documents, agreements and instruments on behalf of such Person.

     "Available Letter of Credit Commitment" shall mean, at any time, the lesser
      -------------------------------------
of (a) (i) $50,000,000.00 minus (ii) all Letter of Credit Obligations then
                          -----
outstanding, and (b) the Available Revolving Loan Commitment then in effect.

     "Available Revolving Loan Commitment" shall mean, as of any date, the
      -----------------------------------
lesser of (a)(i) the Revolving Loan Commitments in effect on such date minus
                                                                       -----
(ii) the sum of (A) the Revolving Loans then outstanding plus (B) the Letter of
                                                         ----
Credit Obligations then outstanding, and (b)(i) the Borrowing Base on such date minus (ii) the sum of (A) all Loans then outstanding (together with all Term
-----
Loan A Loans to be advanced on such date) plus (B) the Letter of Credit
                                          ----
Obligations then outstanding; provided, however, that for all times on and after
                              --------  -------
the Borrowing Base Termination Date, Available Revolving Loan Commitment shall be determined using only clause (a) of this definition.

     "Available Term Loan A Commitment" shall mean, as of any date (and subject
      --------------------------------
to Section 2.1(b) hereof), the lesser of (a) (i) the Term Loan A Commitments in effect on such date minus (ii) the Term Loan A Loans then outstanding, and
                    -----
(b)(i) the Borrowing Base on such date minus (ii) the sum of (A) all Loans then
                                       -----
outstanding (together with all Revolving Loans to be advanced on such date) plus
                                                                            ----
(B) the Letter of Credit Obligations then outstanding; provided, however, that
                                                       --------  -------
for all times on and after the Borrowing Base Termination Date, Available Term Loan A Commitment shall be determined using only clause (a) of this definition.

     "Available Term Loan B Commitment" shall mean, as of the Agreement Date,
      --------------------------------
the lesser of (a) the Term Loan B Commitments in effect on such date, and (b)(i) the Borrowing Base on such date minus (ii) the sum of (A) all Loans other than
                                -----
Term Loan B Loans to be advanced on the Agreement Date plus (B) the Letters of
                                                       ----
Credit outstanding or to be issued on the Agreement Date.

     "Base Rate" shall mean, at any time, a fluctuating interest rate per annum
      ---------
equal to the higher of (a) the rate of interest quoted from time to time by the Administrative Agent as its "prime rate" or "base rate" or (b) the sum of (i) the Federal Funds Rate plus (ii) one-half of one percent (1/2%). The Base Rate
                       ----
is not necessarily the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit.

     "Base Rate Advance" shall mean an Advance which any Borrower requests to be
      -----------------
made as a Base Rate Advance or is Converted to a Base Rate Advance, in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $1,000,000.00 and in an integral multiple of $500,000.00.

     "Base Rate Basis" shall mean a simple interest rate equal to the sum of (i)
      ---------------
the Base Rate and (ii) the Applicable Margin applicable to Base Rate Advances for the applicable Loans. The Base Rate Basis shall be adjusted automatically as of the opening of business on the effective date of each change in the Base Rate to account for such change, and shall also be adjusted to reflect changes of the Applicable Margin applicable to Base Rate Advances.

     "Borrowers" shall mean, collectively, AT L.P., AT Inc. and ATC Teleports,
      ---------
and shall include Kline Steel and such other Persons as may be approved by the Majority Lenders at such time as any such Person executes and delivers to the Administrative Agent an assignment and assumption agreement in form and substance satisfactory to the Administrative Agent and each other Loan Document as executed by the other Borrowers; and "Borrower" shall mean any one of the
                                         --------
foregoing.

     "Borrower Guaranties" shall mean, collectively, that certain Amended and
      -------------------
Restated Borrower Guaranty (AT Inc.), that certain Amended and Restated Borrower Guaranty (AT L.P.), and that certain Borrower Guaranty (ATC Teleports), each dated the Agreement Date and each substantially in the form of Exhibit D
                                                               ---------
attached hereto.

     "Borrowing Base" shall mean, for the period from the Agreement Date
      --------------
through, but not including, the Borrowing Base Termination Date, the sum of:

          (a) the product of (i) seven and three-quarters (7.75) times (ii) Borrowing Base Cash Flow for the immediately preceding fiscal quarter; plus
                                                                       ----

          (b) the lesser of (i) sixty percent (60%) of actual construction costs for all Developing Towers constructed by any of the Borrowers or the Restricted Subsidiaries and (ii) the aggregate of $110,000.00 per tower for such Developing Towers; plus
        ----

          (c) the product of (i) $120,000.00 times (ii) the aggregate number of Developing Towers acquired by any of the Borrowers or the Restricted Subsidiaries (excluding AirTouch Towers and excluding AT&T Towers acquired in excess of 1,000 towers); plus
                         ----

          (d) the product of (i) $130,000.00 times (ii) the number of AirTouch Towers; plus
        ----

          (e) with respect to any towers not included in (b), (c) or (d) above, such amounts as agreed to by the Majority Lenders;

provided, however, that, notwithstanding the foregoing, in calculating the
--------  -------
Borrowing Base, the sum of items (b), (c), (d) and (e) of this definition shall not exceed $625,000,000.00.

     "Borrowing Base Cash Flow" shall mean, as of any calculation date, the sum
      ------------------------
of (a) (i) Annualized Operating Cash Flow minus (ii) the product of (A)
                                          -----
Operating Cash Flow (Developing Towers) for the fiscal quarter-end being tested, or the most recently completed fiscal quarter immediately preceding such calculation date, as the case may be, times (B) four (4), plus (b) corporate
                                      -----               ----
overhead reasonably satisfactory to the Administrative Agent (exclusive of amortization and depreciation) with respect to Developing Towers of the Borrowers and the Restricted Subsidiaries on a consolidated basis for the four
(4) fiscal quarter period then ended, or the most recently completed four (4) fiscal quarter period immediately preceding the calculation date, as the case may be.

     "Borrowing Base Termination Date" shall mean the earlier to occur of (a)
      -------------------------------
July 1, 2001 and (b) such date as the Borrowers elect in writing to the Administrative Agent to terminate the use of the Borrowing Base formula and convert to a borrowing limitation tied to the Leverage Ratio restrictions set forth in Section 7.8 hereof.

     "Broker/Dealer" shall mean, with respect to any Investment permitted under
      -------------
Section 7.6(a) hereof, (a) any broker/dealer (acting as principal) registered as a broker or a dealer under Section 15 of the Exchange Act, the unsecured short-term debt obligations of which are rated "P-1" by Moody's and at least "A-1" by Standard and Poor's at the time of entering into such Investment or Acquisition or (b) an unrated broker/dealer, acting as principal, that is a wholly-owned Subsidiary of a non-bank or bank holding company, the unsecured short-term debt obligations of which are rated "P-1" by Moody's and at least "A-1" by Standard and Poor's at the time of entering into such Investment or Acquisition.

     "Business Day" shall mean a day on which banks and foreign exchange markets
      ------------
are open for the transaction of business required for this Agreement in Houston, Texas, New York, New York and London, England, as relevant to the determination to be made or the action to be taken.

     "Capital Expenditures" shall mean, for any period, expenditures (including,
      --------------------
without limitation, the aggregate amount of Capitalized Lease Obligations required to be paid during such period) incurred by any Person to acquire or construct fixed assets, plant and equipment (including, without limitation, renewals, improvements and replacements, but excluding repairs and maintenance) during such period, that would be required to be capitalized on the balance sheet of such Person in accordance with GAAP.

     "Capital Raise Proceeds" shall mean, (a) at any time prior to the Borrowing
      ----------------------
Base Termination Date, (i) fifty percent (50%) of the net cash proceeds of any public or private sale or issuance of the Capital Stock of the Parent in excess of $100,000,000.00 in the aggregate after the Agreement Date, and (ii) one hundred percent (100%) of the net cash proceeds of any public or private sale or issuance of debt instruments of the Parent, any of the Borrowers or any of the Restricted Subsidiaries (other than (A) net proceeds in an amount not to exceed $2,000,000.00 in the aggregate after the Agreement Date from the sale or issuance of Capital Stock in connection with any employee stock option plan of any such Person, (B) debt among the Borrowers and the Restricted Subsidiaries, or any of them, (C) the Loans or (D) proceeds received from Capital Stock issued in connection with an Acquisition hereunder), (b) at any time on or after the

Borrowing Base Termination Date when the Leverage Ratio is greater than 5.00 to
1.00 fifty percent (50%) of the net proceeds of any public or private sale or issuance of debt instruments of the Parent, any of the Borrowers or any of the Restricted Subsidiaries debt among the Borrowers and the Restricted Subsidiaries, or any of them, or (B) the Loans), or, (c) at any other time, zero
(0).

     "Capital Stock" shall mean, as applied to any Person, any capital stock of
      -------------
such Person, regardless of class or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto.

     "Capitalized Lease Obligation" shall mean that portion of any obligation of
      ----------------------------
a Person as lessee under a lease which at the time would be required to be capitalized on the balance sheet of such lessee in accordance with GAAP.

     "Certificate of Financial Condition" shall mean certificates, substantially
      ----------------------------------
in the form of Exhibit E attached hereto, signed by the chief financial officer
               ---------
of each Borrower, as appropriate, together with any schedules, exhibits or annexes appended thereto.

     "Change of Control" shall mean (a) the failure of the Parent to own,
      -----------------
directly or indirectly, (i) one hundred percent (100%) of the ownership interests of each of AT L.P. and AT Inc. and (ii) ninety percent (90%) of the ownership interests of each of ATC Teleports and Kline Steel, provided that the
                                                               --------
remaining ten percent (10%) of each such Person is held by other Persons in connection with an employee stock option plan, (b) the failure of AT Inc. to own, directly or indirectly, one hundred percent (100%) of the ownership interests of ATC Operating (unless ATC Operating is merged with or into AT Inc.), (c) the sale, lease, transfer, in one or a series of related transactions, of all or substantially all of any of the Borrower's assets to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) other than to the other Borrowers or any wholly-owned direct or indirect Restricted Subsidiary of AT Inc., (d) the adoption of a plan relating to the liquidation or dissolution of the Parent, (e) the acquisition, directly or indirectly, by any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) of forty percent (40%) or more of the voting power of the voting stock of the Parent by way of merger or consolidation or otherwise and such Persons own more voting power than the Principal Shareholders, or (f) the Continuing Directors cease for any reason to constitute a majority of the directors of the Parent then in office.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time
      ----
to time.

     "Collateral" shall mean any property of any kind constituting collateral
      ----------
for the Obligations under any of the Security Documents.

     "Commercial Letter of Credit" shall mean a documentary letter of credit
      ---------------------------
issued in respect of the purchase of goods or services by any Borrower or any Restricted Subsidiary by the Issuing Bank in accordance with the terms of this Agreement.

     "Commitments" shall mean, collectively, the Revolving Loan Commitments, the
      -----------
Term Loan A Commitments, the Term Loan B Commitments and, if applicable, the Incremental Facility Commitments.

     "Commitment Ratio" shall mean the percentage in which a Lender is severally
      ----------------
bound to fund its portion of Advances to the Borrowers under the Commitments set forth on Schedule 7 attached hereto (together with dollar amounts) (and which
         ----------
may change from time to time in accordance with Sections 2.15 and 11.5 hereof).

     "Communications Act" shall mean the Communications Act of 1934, and any
      ------------------
similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as the same may be in effect from time to time.

     "Communications Site" shall mean (a) any undeveloped real property and (b)
      -------------------
communication towers which have no bona fide customers on the date of acquisition or construction thereof.

     "Continue", "Continuation" and "Continued" shall mean the continuation
      ---------   ------------       ---------
pursuant to Article 2 hereof of a LIBOR Advance as a LIBOR Advance from one Interest Period to a different Interest Period.

     "Continuing Director" shall mean any member of the Board of Directors of
      -------------------
the Parent who (i) is a member of that Board of Directors on the Agreement Date or (ii) was nominated for election by either (a) one or more of the Principal Shareholders (or a Related Party thereof) or (b) the Board of Directors a majority of whom were directors at the Agreement Date or whose election or nomination for election was previously approved by one or more of the Principal Shareholders or such directors.

     "Convert", "Conversion" and "Converted" shall mean a conversion pursuant to
      -------    ----------       ---------
Article 2 hereof of a LIBOR Advance into a Base Rate Advance or of a Base Rate Advance into a LIBOR Advance, as applicable.

     "Convertible Notes" shall mean, collectively, (a) the $300,000,000.00 6.25%
      -----------------
Convertible Notes Due 2009 issued pursuant to that certain Indenture dated October 4, 1999 of the Parent, with The Bank of New York as Trustee and (b) the $425,500,000.00 2.25% Convertible Notes Due 2009 issued pursuant to that certain Indenture dated October 4, 1999 of the Parent, with The Bank of New York as Trustee.

     "Default" shall mean any Event of Default, and any of the events specified
      -------
in Section 8.1 hereof, regardless of whether there shall have occurred any passage of time or giving of notice, or both, that would be necessary in order to constitute such event an Event of Default.

     "Default Rate" shall mean a simple per annum interest rate equal to the sum
      ------------
of (a) the then applicable Interest Rate Basis (including the Applicable Margin), and (b) two percent (2.0%).

     "Developing Towers" shall mean, as of any date, collectively, (a) any
      -----------------
communications tower constructed by any Borrower or any Restricted Subsidiary during the twelve (12) calendar months immediately preceding the determination date and having at least one broadband equivalent tenant reasonably acceptable to the Administrative Agent under a contract having an original term of not less than five (5) years, and (b) the Air Touch Towers, the AT&T Towers and any communications tower acquired from Unisite, Triton or any other Person which has owned such towers less than twelve (12) calendar months at the time of their acquisition by any Borrower or any Restricted Subsidiary, in each case, which was acquired during the twelve (12) calendar months immediately preceding the determination date; provided, however, that notwithstanding the foregoing, the
                    --------  -------
Borrowers may designate at any time any communications tower that would otherwise be a "Developing Tower" as a "mature tower" for all purposes under this Agreement.

     "Developing Tower Operation Business" shall mean the operation by any
      -----------------------------------
Borrower or any Restricted Subsidiary of the Developing Towers.

     "Employee Pension Plan" shall mean any Plan which is maintained by any
      ---------------------
Borrower, any of their Subsidiaries or any ERISA Affiliate.

     "Environmental Laws" shall mean all applicable federal, state or local
      ------------------
laws, statutes, rules, regulations or ordinances, codes, common law, consent agreements, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to public health, safety or the pollution or protection of the environment, including, without limitation, those relating to releases, discharges, emissions, spills, leaching, or disposals to air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyls, asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited, or regulated substances, including, without limitation, any such provisions under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. (S) 9601 et seq.), or the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. (S) 6901 et seq.).

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
in effect from time to time.

     "ERISA Affiliate" shall mean any Person, including a Subsidiary or an
      ---------------
Affiliate of any Borrower, that is a member of any group of organizations of which any Borrower, as the case may be, is a member and which is covered by a Plan.

     "Eurodollar Reserve Percentage" shall mean the percentage which is in
      -----------------------------
effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System, as such regulation may be amended from time to time, as the maximum reserve requirement applicable with respect to Eurocurrency Liabilities (as that term is defined in Regulation D), whether or not any Lender has any such Eurocurrency Liabilities subject to such reserve requirement at that time.

     "Event of Default" shall mean any of the events specified in Section 8.1
      ----------------
hereof; provided, however, that any requirement stated therein for notice or
        --------  -------
lapse of time, or both, has been satisfied.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "Excess Cash Flow" shall mean, as of the end of any fiscal year of the
      ----------------
Borrowers based on the audited financial statements provided under Section 6.2 hereof for such fiscal year if available, the excess, if any, without duplication, of (a) Operating Cash Flow for such fiscal year (exclusive of amounts received in connection with loans to 116 Huntington and to TV Azteca), minus (b) the sum of the following: (i) Capital Expenditures made (other than
-----
from the proceeds of the issuance of Capital Stock of the Borrowers, the proceeds of the incurrence of Indebtedness or from the reinvestment of the Net Proceeds of any sale, transfer or other disposition of assets of any Borrower or any Restricted Subsidiary or any insurance or condemnation proceeding with respect to such assets, to the extent permitted hereunder), by the Borrowers and the Restricted Subsidiaries during such fiscal year; (ii) Scheduled Revolving Loan Payments during such fiscal year; (iii) taxes paid in cash by the Borrowers and their Restricted Subsidiaries during such fiscal year; (iv) Interest Expense during such fiscal year; (v) scheduled principal payments made in respect of Indebtedness for Money Borrowed (other than with respect to the Revolving Loans and loans by any Borrower or any Restricted Subsidiary to any Borrower or any of the Restricted Subsidiaries) paid by the Borrowers and the Restricted Subsidiaries during such fiscal year; and (vi) Restricted Payments made to the Parent (other than from Excess Cash Flow) during such fiscal year.

     "Facility Usage"  shall mean, as of the end of each calendar quarter, the
      --------------
percentage equivalent of a fraction, the numerator of which is equal to the sum of the average daily amount during such quarter of (i) the Revolving Loans outstanding, (ii) the Letters of Credit outstanding and (iii) the Term Loan A Loans outstanding, and the denominator of which is equal to the sum of (1) the average daily amount of the Revolving Loan Commitment during such quarter and
(2) the average daily amount of the Term Loan A Commitment during such quarter.

     "FCC" shall mean the Federal Communications Commission, or any other
      ---
similar or successor agency of the federal government administering the Communications Act.

     "Federal Funds Rate" shall mean, as of any date, the weighted average of
      ------------------
the rates on overnight federal funds transactions with the members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three (3) federal funds brokers of recognized standing selected by the Administrative Agent.

     "Fixed Charges" shall mean, as of any calculation date, for the twelve (12)
      -------------
calendar month period immediately preceding such date, for the Borrowers and the Restricted Subsidiaries on a consolidated basis, the sum of (a) Interest Expense for such period, (b) commitment and other fees incurred in connection with this Agreement during such period, (c) all scheduled principal repayments with respect to any Indebtedness for Money Borrowed (other than the Revolving Loans) during such period, (d) all Scheduled Revolving Loan Payments made during such period to the extent not included in Interest Expense, (e) taxes paid in cash during such period, (f) Capital Expenditures made by the Borrowers and the Restricted Subsidiaries (other than from the reinvestment of the Net Proceeds of any asset sale and insurance or condemnation proceeding, to the extent permitted hereunder) during such period and (g) Restricted Payments made to the Parent (other than from Excess Cash Flow) during such period.

     "GAAP" shall mean, as in effect from time to time, generally accepted
      ----
accounting principles in the United States, consistently applied.

     "Granting Lender" shall have the meaning ascribed thereto in Section
      ---------------
11.5(j) hereof.

     "Guaranty" or "Guaranteed," as applied to an obligation, shall mean and
      --------      ----------
include (a) a guaranty, direct or indirect, in any manner, of all or any part of such obligation, and (b) any agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, any reimbursement obligations as to amounts drawn down by beneficiaries of outstanding letters of credit or capital call requirements; provided, however,
                                                            --------  -------
that the term "Guarantee" shall not include guarantees entered into in the ordinary course of business, including, without limitation, the Developing Tower Operation Business, not involving Indebtedness for Money Borrowed.

     "ICG" shall mean ICG Satellite Services, Inc., a Colorado corporation.
      ---

     "ICG Holdings" shall mean ICG Holdings, Inc., a Colorado corporation.
      ------------

     "Incremental Facility Commitment" shall mean the commitment of any Lender
      -------------------------------
or Lenders to make Advances to the Borrowers in accordance with Section 2.15 hereof (the Borrowers may obtain an Incremental Facility Commitment from more than one Lender, each of which shall be several obligations of each such Lender); and "Incremental Facility Commitments" shall mean the aggregate of the
              --------------------------------
Incremental Facility Commitments of each Lender.

     "Incremental Facility Loans" shall mean the amounts advanced by the Lenders
      --------------------------
holding an Incremental Facility Commitment to the Borrowers as Incremental Facility Loans under the Incremental Facility Commitments, not to exceed the amount of the Incremental Facility Commitments, and evidenced by the Incremental Facility Notes.

     "Incremental Facility Maturity Date" shall mean the maturity date for the
      ----------------------------------
Incremental Facility Loans as set forth in the Notice of Incremental Facility Commitment, which date shall not be earlier than six (6) months after the Term Loan B Maturity Date.

     "Incremental Facility Notes" shall mean, collectively, those certain
      --------------------------
Incremental Facility Notes described in Section 2.15 hereof.

     "Indebtedness" shall mean, with respect to any Person, and without
      ------------
duplication, (a) all items, except items of shareholders' and partners' equity or capital stock or surplus or general contingency or deferred tax reserves, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person, including, without limitation, with respect to any secured non-recourse obligations of such Person, the higher of the book value or fair market value of the property or asset securing such obligation (if less than the amount of such obligation), (b) all direct or indirect obligations of any other Person secured by any Lien to which any property or asset owned by such Person is subject, but only to the extent of the higher of the fair market value or the book value of the property or asset subject to such Lien (if less than the amount of such obligation), if the obligation secured thereby shall not have been assumed, (c) to the extent not otherwise included, all Capitalized Lease Obligations of such Person and the principal portion of all obligations of such Person with respect to leases constituting part of a sale and lease-back arrangement, (d) all reimbursement obligations with respect to outstanding letters of credit, (e) to the extent not otherwise included, all obligations subject to Guaranties of such Person or its Subsidiaries, and (f) all obligations of such Person under Interest Hedge Agreements valued on a marked to market basis on the date of determination; provided, however, that the Intracoastal Notes shall not be deemed to be, and
--------  -------
shall be excluded from, Indebtedness.

     "Indebtedness for Money Borrowed" shall mean, with respect to any Person,
      -------------------------------
Indebtedness for money borrowed and Indebtedness represented by notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments, all Indebtedness upon which interest charges are customarily paid (other than trade payables arising in the ordinary course of business, but only if and so long as such accounts are payable on customary trade terms), all Capitalized Lease Obligations, all reimbursement obligations with respect to outstanding letters of credit, all Indebtedness issued or assumed as full or partial payment for property or services (other than trade payables arising in the ordinary course of business, but only if and so long as such accounts are payable on customary trade terms), whether or not any such notes, drafts, obligations or Indebtedness represent Indebtedness for money borrowed, and, without duplication, Guaranties of any of the foregoing; provided, however, that the Intracoastal Notes shall not be
               --------  -------
deemed to be, and shall be excluded from, Indebtedness for Money Borrowed. For purposes of this definition, interest which is accrued but not paid on the scheduled due date for such interest shall be deemed Indebtedness for Money Borrowed.

     "Indemnitee" shall have the meaning ascribed thereto in Section 5.11
      ----------
hereof.

     "Interest Expense" shall mean, for any period, all cash interest expense
      ----------------
(including imputed interest with respect to Capitalized Lease Obligations and fees) with respect to any Indebtedness for Money Borrowed (including, without limitation, the Obligations) of the Borrowers and the Restricted Subsidiaries on a consolidated basis during such period pursuant to the terms of such Indebtedness for Money Borrowed, all as calculated in accordance with GAAP.

     "Interest Hedge Agreements" shall mean the obligations of any Person
      -------------------------
pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

     "Interest Period" shall mean (a) in connection with any Base Rate Advance,
      ---------------
the period beginning on the date such Advance is made as or Converted to a Base Rate Advance and ending on the last day of the calendar quarter in which such Advance is made as or Converted to a Base Rate Advance; provided, however, that
                                                        --------  -------
if a Base Rate Advance is made or Converted on the last day of any calendar quarter, it shall have an Interest Period ending on, and its Payment Date shall be, the last day of the following calendar quarter, and (b) in connection with any LIBOR Advance, the term of such Advance selected by the Borrowers or otherwise determined in accordance with this Agreement. Notwithstanding the foregoing, however, (i) any applicable Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless, with respect to LIBOR Advances only, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any applicable Interest Period, with respect to LIBOR Advances only, which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall (subject to clause (i) above) end on the last day of such calendar month, and (iii) the Borrowers shall not select an Interest Period which extends beyond the Maturity Date or such earlier date as would interfere with the Borrowers' repayment obligations under Section 2.5, 2.6 or 2.7 hereof. Interest shall be due and payable with respect to any Advance as provided in
Section 2.3 hereof.

     "Interest Rate Basis" shall mean the Base Rate Basis or the LIBOR Basis, as
      -------------------
appropriate.

     "Interest Reserve" shall mean an escrow account on terms and conditions
      ----------------
satisfactory to the Majority Lenders of not less than $57,000,000.00, which will be used to make payments on the Convertible Notes beginning with the April 15, 2000 payment and continuing through the October 15, 2001 payment.

     "Intracoastal Notes" shall mean, collectively, the partially non-recourse
      ------------------
notes of AT L.P. (true and correct copies of which have been delivered to the Administrative Agent), in the aggregate principal amount of $12,000,000.00, issued by AT L.P. in connection with the merger of Intracoastal Broadcasting, Inc., a Delaware corporation, into AT Inc.

     "Investment" shall mean any investment or loan by any Borrower or any
      ----------
Restricted Subsidiary in or to any Person which Person, (a) after giving to such investment or loan, is not consolidated with the Borrowers and the Restricted Subsidiaries in accordance with GAAP, or (b) is designated as an Unrestricted Subsidiary in accordance with the terms hereof.

     "Issuing Bank" shall mean The Toronto-Dominion Bank, New York Branch, as
      ------------
issuer of the Letters of Credit, and its successors and assigns hereunder.

     "Kline Steel" shall mean Kline Iron & Steel Company, Inc., a Delaware
      -----------
corporation.

     "Known to the Borrower", "to the Knowledge of the Borrower" or any similar
      ---------------------    --------------------------------
phrase, shall mean known by or reasonably should have been known by the executive officers of any Borrower (which shall include, without limitation, the chief executive officer, the chief operating officer, if any, the chief financial officer, the general counsel and any vice president of any Borrower or of ATC GP).

     "Lenders" shall mean the Persons whose names appear as "Lenders" on the
      -------
signature pages hereof and any other Person which becomes a "Lender" hereunder after the Agreement Date; and "Lender" shall mean any one of the foregoing
                               ------
Lenders.

     "Letter of Credit Obligations" shall mean, at any time, the sum of (a) an
      ----------------------------
amount equal to the aggregate undrawn and unexpired amount (including the amount to which any such Letter of Credit can be reinstated pursuant to the terms hereof) of the then outstanding Letters of Credit and (b) an amount equal to the aggregate drawn, but unreimbursed, drawings on any Letters of Credit.

     "Letter of Credit Reserve Account" shall mean any account maintained by the
      --------------------------------
Administrative Agent for the benefit of the Issuing Bank, the proceeds of which shall be applied as provided in Section 8.2(g) hereof.

     "Letters of Credit" shall mean, collectively, each Standby Letter of Credit
      -----------------
or Commercial Letter of Credit issued by the Issuing Bank on behalf of any Borrower or any Restricted Subsidiaries in accordance with the terms hereof.

     "Leverage Ratio" shall mean, as of any calculation date, the ratio of (a)
      --------------
Total Debt on such date to (b) Annualized Operating Cash Flow as of such date.

     "LIBOR" shall mean, for any Interest Period, the average of the interest
      -----
rates per annum at which deposits in United States Dollars for such Interest Period are offered to the Administrative Agent in the Eurodollar market at approximately 11:00 a.m. (London, England time) two (2) Business Days before the first day of such Interest Period, in an amount approximately equal to the principal amount of, and for a length of time approximately equal to the Interest Period for, the LIBOR Advance sought by any Borrower.

     "LIBOR Advance" shall mean an Advance which the Borrowers request to be
      -------------
made as, Converted to or Continued as a LIBOR Advance in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $5,000,000.00 and in an integral multiple of $1,000,000.00.

     "LIBOR Basis" shall mean a simple per annum interest rate (rounded upward,
      -----------
if necessary, to the nearest one-hundredth (1/100th) of one percent (1%)) equal to the sum of (a) the quotient of (i) the LIBOR divided by (ii) one (1) minus
                                                ----------              -----
the Eurodollar Reserve Percentage, if any, stated as a decimal, plus (b) the
                                                                ----
Applicable Margin. The LIBOR Basis shall apply to Interest Periods of one (1), two (2), three (3), or six (6) months, and, once determined, shall remain unchanged during the applicable Interest Period, except for changes to reflect adjustments in the Eurodollar Reserve Percentage and the Applicable Margin as adjusted pursuant to Section 2.3(f) hereof. The LIBOR Basis for any LIBOR Advance shall be adjusted as of the effective date of any change in the Eurodollar Reserve Percentage.

     "Licenses" shall mean, collectively, any telephone, microwave, radio
      --------
transmissions, personal communications or other license, authorization, certificate of compliance, franchise, approval or permit, whether for the construction, the ownership or the operation of any communications tower facilities, granted or issued by the FCC and held by any Borrower or any of the Restricted Subsidiaries, all of which as of the Agreement Date are listed on
Schedule 1 attached hereto.
----------

     "Lien" shall mean, with respect to any property, any mortgage, lien,
      ----
pledge, negative pledge or other agreement not to pledge, assignment, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether created by statute, contract, the common law or otherwise, and whether or not choate, vested or perfected.

     "Loan Documents" shall mean, collectively, this Agreement, the Notes, the
      --------------
Security Documents, all fee letters, all Requests for Advance, all Requests for Issuance of Letters of Credit, all Letters of Credit, all Notices of Incremental Facility Commitments, all Interest Hedge Agreements between any Borrower, on the one hand, and the Administrative Agent and any Person that is a Lender (or any of their Affiliates) on the date such Interest Hedge Agreement was entered into, or any of them, on the other hand, and all other certificates, documents, instruments and agreements executed or delivered by any Borrower, any of the Restricted Subsidiaries, the Parent, ATC Holding or ATC GP in connection with or contemplated by this Agreement or any other Loan Document.

     "Loans" shall mean, collectively, the Revolving Loans, the Term Loan A
      -----
Loans, the Term Loan B Loans and, if applicable, the Incremental Facility Loans.

     "Loan-Purchase Agreement" shall mean any agreement or related agreements
      -----------------------
between any Borrower or any Restricted Subsidiary and any other Person pursuant to the terms of which (a) any Borrower or such Restricted Subsidiary has made a loan to such Person permitted by Section 7.6(d) hereof and (b) any Borrower or such Restricted Subsidiary shall agree (whether by merger, acquisition of assets or acquisition of capital stock) to acquire all or substantially all of the assets of such Person within the twelve (12) calendar month period immediately following the date of such agreement.

     "Majority Lenders" shall mean, collectively, Lenders the total of whose
      ----------------
Commitment Ratios equals or exceeds fifty-one percent (51%) of the Commitment Ratios of all Lenders entitled to vote hereunder (without giving effect to any Loans then outstanding).

     "Materially Adverse Effect" shall mean (a) any material adverse effect upon
      -------------------------
the business, assets, business prospects, liabilities, financial condition, results of operations or properties of the Borrowers and the Restricted Subsidiaries, taken as a whole, or (b) a material adverse effect upon the binding nature, validity, or enforceability of this Agreement and the Notes, or upon the ability of the Borrowers and the Restricted Subsidiaries to perform the payment obligations or other material obligations under this Agreement or any other Loan Document, or upon the value of the Collateral or upon the rights, benefits or interests of the Lenders in and to the Loans or the rights of the Administrative Agent and the Lenders in the Collateral; in either case, whether resulting from any single act, omission, situation, status, event or undertaking, or taken together with other such acts, omissions, situations, statuses, events or undertakings.

     "Maturity Date" shall mean the Revolving Loan Maturity Date, the Term Loan
      -------------
A Maturity Date, the Term Loan B Maturity Date or the Incremental Facility Maturity Date, as applicable.

     "Mature Tower Operation Business" shall mean the ownership, leasing and
      -------------------------------
tower management businesses of the Borrowers and their Restricted Subsidiaries other than with respect to Developing Towers.

     "Moody's" shall mean Moody's Investor's Service, Inc. and its successors.
      -------

     "Multiemployer Plan" shall mean a multiemployer pension plan as defined in
      ------------------
Section 3(37) of ERISA to which any Borrower, any of its Subsidiaries or any ERISA Affiliate is or has been required to contribute.

     "Necessary Authorizations" shall mean all approvals and licenses from, and
      ------------------------
all filings and registrations with, any governmental or other regulatory authority, including, without limiting the foregoing, the Licenses and all approvals, licenses, filings and registrations under the Communications Act, necessary in order to enable the Borrowers and the Restricted Subsidiaries to own, construct, maintain, and operate communications tower facilities and to invest in other Persons who own, construct, maintain, manage and operate communications tower facilities.

     "Net Proceeds" shall mean, with respect to any sale, lease, transfer or
      ------------
other disposition of assets by, or any insurance or condemnation proceedings with respect to the assets of, any Borrower or any of the Restricted Subsidiaries, the aggregate amount of cash received (including, without limitation, any payments received for noncompetition covenants, consulting or management fees in connection with such sale, and any portion of the amount received evidenced by a promissory note or other evidence of Indebtedness issued by the purchaser), net of (i) amounts reserved, if any, for taxes payable with respect to any such transaction or proceeding (after application (assuming application, to the extent permitted by Applicable Law, first to such reserves) of any available losses, credits or other offsets), (ii) reasonable and customary transaction costs properly attributable to such transaction or proceeding and payable by any Borrower or any of the Restricted Subsidiaries (other than to an Affiliate) in connection with such transaction or proceeding, including, without limitation, commissions, and (iii) until actually received by any Borrower or any of the Restricted Subsidiaries, any portion of the amount (x) received and held in escrow or (y) evidenced by a promissory note or other evidence of Indebtedness issued by a purchaser or non-compete, consulting or management agreement or covenant or (z) otherwise for which compensation is paid over time. Upon receipt by any Borrower or any of the Restricted Subsidiaries of (A) amounts referred to in item (iii) of the preceding sentence, or (B) if there shall occur any reduction in the tax reserves referred to in item (i) of the preceding sentence resulting in a payment to any Borrower or any of the Restricted Subsidiaries, such amounts shall then be deemed to be "Net Proceeds."

     "Non-Excluded Taxes" shall have the meaning ascribed thereto in Section
      ------------------
10.3(a) hereof.

     "Non-U.S. Bank" shall have the meaning ascribed thereto in Section 2.8(a)
      -------------
hereof.

     "Notes" shall mean, collectively, the Revolving Loan Notes, the Term Loan A
      -----
Notes, the Term Loan B Notes and, if applicable, the Incremental Facility Notes.

     "Notice of Incremental Facility Commitment" shall mean any notice by the
      -----------------------------------------
Borrowers of the Incremental Facility Commitments, which notice shall be in the form of Exhibit F attached hereto and shall be delivered to the Administrative
        ---------
Agent and the Lenders.

     "Obligations" shall mean all payment and performance obligations of every
      -----------
kind, nature and description of the Borrowers, the Restricted Subsidiaries, and any other obligors to the Lenders (and with respect to Interest Hedge Agreements which are Loan Documents, the counter-party to such Interest Hedge Agreement), the Issuing Bank or the Administrative Agent, or any of them, under this Agreement and the other Loan Documents (including, without limitation, any interest, fees and other charges on the Loans or otherwise under the Loan Documents that would accrue but for the filing of a bankruptcy action with respect to any Borrower, whether or not such claim is allowed in such bankruptcy action, Obligations to the Lenders pursuant to Section 5.12 hereof and the Letter of Credit Obligations), as they may be amended from time to time, or as a result of making the Loans, whether such obligations are direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing or hereafter arising.

     "Operating Cash Flow" shall mean, for any fiscal year, (a) the sum of (i)
      -------------------
Operating Cash Flow (Developing Towers), (ii) Operating Cash Flow (Mature Towers) and (iii) Operating Cash Flow (Other Business) for such year, minus (b)
                                                                      -----
corporate overhead (exclusive of amortization and depreciation) of the Borrowers and the Restricted Subsidiaries (on a consolidated basis) for the four fiscal quarters ending on the calculation date.

     "Operating Cash Flow (Developing Towers)" shall mean, with respect to the
      ---------------------------------------
Borrowers and the Restricted Subsidiaries on a consolidated basis as of the end of any period, (a) the sum of (i) operating revenues of the Borrowers and the Restricted Subsidiaries in connection with the Developing Tower Operation Business plus (ii) Unrestricted Subsidiary Distributions with respect to
         ----
businesses of such Persons of the same type as the Developing Tower Operation Business during such period, minus (b) operating expenses attributable to such
                             -----
Developing Tower Operation Business for such period. In the case of determining Operating Cash Flow (Developing Towers) under Sections 2.3, 7.8, 7.9, 7.10 and
7.11 hereof following an Acquisition of a Developing Tower Operation Business permitted hereunder, Operating Cash Flow (Developing Towers) shall include the Acquisition Operating Cash Flow. For purposes of calculating Operating Cash Flow (Developing Towers) in connection with any Advance for an Acquisition of a Developing Tower Operation Business, Operating Cash Flow (Developing Towers) for the Borrowers and the Restricted Subsidiaries as of the last day of the immediately preceding calendar month end shall include "operating cash flow (developing towers)" for the Acquisition for the same period after giving effect to adjustments reasonably satisfactory to the Administrative Agent. For purposes of this definition, Operating Cash Flow (Developing Towers) shall include the foregoing items (each calculated in a manner substantially similar to the financial statements required to be delivered pursuant to Sections 6.1 and 6.2 hereof and otherwise in all respects reasonably satisfactory to the Administrative Agent) with respect to any Person with whom any Borrower or any Restricted Subsidiary has entered into a Loan-Purchase Agreement; provided,
                                                                  --------
however, that with respect to any such Person such items shall not be included
-------
for any period exceeding twelve (12) calendar months unless such Person becomes a Restricted Subsidiary of such Borrower; and provided further, however, that
                                              -------- -------  -------
Operating Cash Flow with respect to any such Persons for any fiscal year shall not exceed $3,000,000.00 in the aggregate.

     "Operating Cash Flow (Mature Towers)" shall mean, with respect to the
      -----------------------------------
Borrowers and their Restricted Subsidiaries on a consolidated basis as of the end of any period, (a) the sum of (i) operating revenues of the Borrowers and the Restricted Subsidiaries in connection with the Mature Tower Operation Business plus (ii) Unrestricted Subsidiary Distributions with respect to the
         ----
businesses of such Persons of the same type as Mature Tower Operation Business during such period, minus (b) operating expenses attributable to such Mature
                    -----
Tower Operation Business for such period. In the case of determining Operating Cash Flow (Mature Towers) under Sections 2.3, 7.8, 7.9, 7.10 and 7.11 hereof following an Acquisition of a Mature Tower Operation Business permitted hereunder, Operating Cash Flow (Mature Towers) shall include the Acquisition Operating Cash Flow. For purposes of calculating Operating Cash Flow (Mature Towers) in connection with any Advance for an Acquisition of a Mature Tower Operation Business, Operating Cash Flow (Mature Towers) as of the last day of the immediately preceding calendar month end shall include "operating cash flow (mature towers)" for the Acquisition for the same period after giving effect to adjustments reasonably satisfactory to the Administrative Agent. For purposes of this definition, Operating Cash Flow (Mature Towers) shall include the foregoing items (each calculated in a manner substantially similar to the financial statements required to be delivered pursuant to Sections 6.1 and 6.2 hereof and otherwise in all respects reasonably satisfactory to the Administrative Agent) with respect to any Person with whom any

Borrower or any Restricted Subsidiary has entered into a Loan-Purchase Agreement; provided, however, that with respect to any such Person such items
           --------  -------
shall not be included for any period exceeding twelve (12) calendar months unless such Person becomes a Restricted Subsidiary of such Borrower; and provided further, however, that Operating Cash Flow with respect to any such
-------- -------  -------
Persons for any fiscal year shall not exceed $3,000,000.00 in the aggregate.

     "Operating Cash Flow (Other Business)" shall mean, with respect to the
      ------------------------------------
Borrowers and their Restricted Subsidiaries on a consolidated basis as of the end of any period, (a) the sum of (i) operating revenues of the Borrowers and the Restricted Subsidiaries in connection with the Other Business plus (ii)
                                                                  ----
Unrestricted Subsidiary Distributions with respect to businesses of such Persons of the same type as the Other Business during such period, minus (b) operating
                                                           -----
expenses attributable to such Other Business for such period. In the case of determining Operating Cash Flow (Other Business) under Sections 2.3, 7.8, 7.9,
7.10 and 7.11 hereof following an Acquisition of Other Business permitted hereunder, Operating Cash Flow (Other Business) shall include the Acquisition Operating Cash Flow. For purposes of calculating Operating Cash Flow (Other Business) in connection with any Advance for an Acquisition of Other Business, Operating Cash Flow (Other Business) as of the last day of the immediately preceding calendar month end shall include "operating cash flow (other business)" for the Acquisition for the same period after giving effect to adjustments reasonably satisfactory to the Administrative Agent. For purposes of this definition, Operating Cash Flow (Other Business) shall include the foregoing items (each calculated in a manner substantially similar to the financial statements required to be delivered pursuant to Sections 6.1 and 6.2 hereof and otherwise in all respects satisfactory to the Administrative Agent) with respect to any Person with whom any Borrower and/or any Restricted Subsidiary has entered into a Loan-Purchase Agreement; provided, however, that
                                                       --------  -------
with respect to any such Person such items shall not be included for any period exceeding twelve (12) calendar months unless such Person becomes a Restricted Subsidiary of such Borrower; and provided further, however, that Operating Cash
                                 -------- -------  -------
Flow with respect to any such Persons for any fiscal year shall not exceed $3,000,000.00 in the aggregate.

     "Other Business" shall mean all businesses of the Borrowers and their
      --------------
Restricted Subsidiaries (other than the Mature Tower Business Operations and the Developing Tower Operations Business), including, without limitation, the Teleport Business, the video, voice and data transmission business, the site acquisition business and interest income received in respect of Investments permitted hereunder.

     "Parent" shall mean American Tower Corporation, a Delaware corporation.
      ------

     "Parent Guaranty" shall mean that certain Amended and Restated Parent
      ---------------
Guaranty dated as of even date herewith made by the Parent for the ratable benefit of the Administrative Agent, the Lenders and the Issuing Bank, substantially in the form of Exhibit G attached hereto.
                             ---------

     "Parent Pledge Agreement" shall mean that certain Amended and Restated
      -----------------------
Parent Pledge Agreement dated as of even date herewith by the Parent in favor of the Administrative Agent, for itself and on behalf of the Lenders and the Issuing Bank substantially in the form of Exhibit H attached hereto.
                                          ---------

     "Payment Date" shall mean the last day of any Interest Period.
      ------------

     "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any
      ----
successor thereto.

     "Permitted Liens" shall mean, collectively, as applied to any Person:
      ---------------

          (a) any Lien in favor of the Administrative Agent, the Lenders and the Issuing Bank given to secure the Obligations;

          (b) (i) Liens on real estate or other property for taxes, assessments, governmental charges or levies not yet delinquent and (ii) Liens for taxes, assessments, judgments, governmental charges or levies or claims the non-payment of which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on such Person's books, but only so long as no foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto;

          (c) Liens of carriers, warehousemen, mechanics, vendors (solely to the extent arising by operation of law), laborers and materialmen incurred in the ordinary course of business for sums not yet due or being diligently contested in good faith, if reserves or appropriate provisions shall have been made therefor;

          (d) Liens incurred in the ordinary course of business in connection with worker's compensation and unemployment insurance, social security obligations, assessments or government charges which are not overdue for more than sixty (60) days;

          (e) restrictions on the transfer of the Licenses or assets of any Borrower or any of the Restricted Subsidiaries imposed by any of the Licenses as presently in effect or by the Communications Act and any regulations thereunder;

          (f) easements, rights-of-way, zoning restrictions, licenses, reservations or restrictions on use and other similar encumbrances on the use of real property which do not materially interfere with the ordinary conduct of the business of such Person or the use of such property;

          (g) Liens arising by operation of law in favor of purchasers in connection with any asset sale permitted hereunder; provided, however, that such
                                                    --------  -------
Lien only encumbers the property being sold;

          (h) Liens reflected by Uniform Commercial Code financing statements filed in respect of Capitalized Lease Obligations permitted pursuant to Section
7.1 hereof and true leases of any Borrower or any of the Restricted
Subsidiaries;

          (i) Liens to secure performance of statutory obligations, surety or appeal bonds, performance bonds, bids or tenders;

          (j) judgment Liens which do not result in an Event of Default under
Section 8.1(h) hereof;

          (k) Liens in connection with escrow deposits made in connection with Acquisitions permitted hereunder; and

          (l) Liens of a nature contemplated by the penultimate sentence of
Section 5.13 hereof.

     "Person" shall mean an individual, corporation, limited liability company,
      ------
association, partnership, joint venture, trust or estate, an unincorporated organization, a government or any agency or political subdivision thereof, or any other entity.

     "Plan" shall mean an employee benefit plan within the meaning of Section
      ----
3(3) of ERISA or any other employee benefit plan maintained for employees of any Person or any affiliate of such Person.

     "Principal Shareholders" shall mean, collectively, (a) Steven B. Dodge, (b)
      ----------------------
the legal heirs of Steven B. Dodge, (c) Thomas H. Stoner, (d) the legal heirs of Thomas H. Stoner, (e) Hicks, Muse, Tate & Furst Incorporated, (f) Cox Telecom Towers, Inc., (g) Clear Channel Communications, Inc. and (h) any Person the securities of which would be deemed to be beneficially owned by any of the foregoing Persons pursuant to the provisions of Rule 13(d)(3) under the Exchange Act.

     "Prior Loan Agreement" shall mean that certain ATS Facility A Agreement
      --------------------
dated as of June 16, 1998 by and among American Tower Systems (Delaware), Inc., a Delaware corporation, and American Tower Systems, L.P., a Delaware limited partnership, as Borrowers, the financial institutions parties thereto, as Lenders, and Toronto Dominion (Texas), Inc., as Administrative Agent, as heretofore amended, modified, restated and supplemented.

     "Pro Forma Debt Service" shall mean with respect to the twelve (12)
      ----------------------
calendar month period following the calculation date, and after giving effect to any Interest Hedge Agreements and LIBOR Advances, the sum of the amount of all of the following with respect to the Borrowers and the Restricted Subsidiaries, on a consolidated basis: (a) scheduled payments of principal on Indebtedness for Money Borrowed (determined, with respect to the Revolving Loans only, as the difference between the outstanding principal amount of the Revolving Loans and Letter of Credit Obligations on the calculation date and the amount the Revolving Loan Commitments will be on the last day of such period) for such period; (b) Interest Expense for such period; (c) fees payable under this Agreement for such period; (d) other payments payable by such Persons during such period in respect of Indebtedness for Money Borrowed (other than voluntary repayments); and (e) after the Interest Reserve has been applied in full pursuant to the terms hereof, all Restricted Payments to be made by the Borrowers to the Parent which will be necessary to make interest payments on the Convertible Notes during such period. For purposes of this definition, where interest payments for the twelve (12) month period immediately succeeding the calculation date are not fixed by way of Interest Hedge Agreements, LIBOR Advances, or otherwise for the entire period, interest shall be calculated on such Indebtedness for Money Borrowed for periods for which interest payments are not so fixed at the lesser of (i) the LIBOR Basis (based on the then current adjustment under Section 2.3(f) hereof) for a LIBOR Advance having an Interest Period of six (6) months as determined on the date of calculation and (ii) the Base Rate Basis as in effect on the date of calculation; provided, however, that if such LIBOR Basis cannot be determined in
             --------  -------
the reasonable opinion of the Administrative Agent, such interest shall be calculated using the Base Rate Basis as then in effect.

     "Projections" shall have the meaning ascribed thereto in Section 4.1(r)
      -----------
hereof.

     "Register" shall have the meaning ascribed to such term in Section 11.5(g)
      --------
hereof.

     "Registered Noteholder" shall mean each Non-U.S. Bank that requests or
      ---------------------
holds a Registered Note pursuant to Section 2.8(a) hereof or registers its Loans pursuant to Section 11.5(g) hereof.

     "Registered Notes" shall mean, collectively, those certain Notes that have
      ----------------
been issued in registered form in accordance with Sections 2.8(a) and 11.5(g) hereof and each of which bears the following legend: "This is a Registered Note, and this Registered Note and the Loans evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register and in compliance with all other requirements provided for in the Loan Agreement."

     "Regulations" shall have the meaning ascribed thereto in Section 4.1(n)
      -----------
hereof.

     "Related Party" shall mean with respect to any individual (i) any immediate
      -------------
family member of such individual or (ii) any Person, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an eighty percent (80%) or more controlling interest of which consist of such individual or an immediate family member of such individual.

     "Reportable Event" shall mean, with respect to any Employee Pension Plan,
      ----------------
an event described in Section 4043(b) of ERISA.

     "Request for Advance" shall mean a certificate designated as a "Request for
      -------------------
Advance," signed by an Authorized Signatory of any Borrower requesting an Advance, Continuation or Conversion hereunder, which shall be in substantially the form of Exhibit I attached hereto, and shall, among other things, (i)
            ---------
specify the date of the requested Advance, Continuation or Conversion (which shall be a Business Day), the amount of the Advance, the type of Advance (LIBOR or Base Rate), and, with respect to LIBOR Advances, the Interest Period with respect thereto, (ii) state that there shall not exist, on the date of the requested Advance, Continuation or Conversion and after giving effect thereto, a Default, (iii) specify the Applicable Margin then in effect and (iv) designate the amount of the Revolving Loan Commitments, Term Loan A Commitments, Term Loan B Commitments and, if applicable, Incremental Facility Commitments being drawn, Continued or Converted.

     "Request for Issuance of Letter of Credit" shall mean any certificate
      ----------------------------------------
signed by an Authorized Signatory of any Borrower requesting that the Issuing Bank issue a Letter of Credit hereunder, which certificate shall be in substantially the form of Exhibit J attached hereto and shall, among other
                          ---------
things, specify (a) that the requested Letter of Credit is either a Commercial Letter of Credit or a Standby Letter of Credit, (b) the stated amount of the Letter of Credit, (c) the effective date for the issuance of the Letter of Credit (which shall be a Business Day), (d) the date on which the Letter of Credit is to expire (which shall be a Business Day), (e) the Person for whose benefit such Letter of Credit is to be issued and (f) other relevant terms of such Letter of Credit.

     "Restricted Payment" shall mean any direct or indirect distribution,
      ------------------
dividend or other payment to any Person (other than to any Borrower or any of the Restricted Subsidiaries) on account of (a) any general or limited partnership interest in, or shares of Capital Stock or other equity securities of, any Borrower or any Restricted Subsidiary (other than dividends payable solely in general or limited partnership interests or stock of such Person or in warrants or other rights or options to acquire such partnership interests or stock and stock splits), including, without limitation, any direct or indirect distribution, dividend or other payment to any Person (other than to any Borrower or any of the Restricted Subsidiaries) on account of any warrants or other rights or options to acquire shares of Capital Stock of any Borrower or any of the Restricted Subsidiaries, or (b) any management or similar agreement with an Affiliate of such Person not (i) in compliance with Section 7.12 hereof or (ii) in the ordinary course of business.

     "Restricted Subsidiary" shall mean any Subsidiary of any Borrower other
      ---------------------
than an Unrestricted Subsidiary. The Restricted Subsidiaries as of the Agreement Date are as set forth on Schedule 2 attached hereto.
                                   ----------

     "Revolving Loan Commitments" shall mean the several obligations of the
      --------------------------
Lenders having a Revolving Loan Commitment to advance to the Borrowers an aggregate amount of up to $650,000,000.00 at any one time outstanding, in accordance with their respective Commitment Ratios for Revolving Loans, to the Borrowers and as such obligations may be reduced from time to time, in each case, pursuant to the terms hereof; and "Revolving Loan Commitment" shall mean
                                         -------------------------
the individual commitment of each such Lender to advance Revolving Loans hereunder.

     "Revolving Loan Maturity Date" shall mean June 30, 2007, or such earlier
      ----------------------------
date as payment of the Revolving Loans shall be due (whether by acceleration, reduction of the Revolving Loan Commitments to zero or otherwise).

     "Revolving Loan Notes" shall mean, collectively, those certain revolving
      --------------------
promissory notes in an aggregate original principal amount of the Revolving Loan Commitments, one (1) issued by the Borrowers to each of the Lenders having a Revolving Loan Commitment, each one substantially in the form of Exhibit K
                                                                 ---------
attached hereto, and any extensions, renewals or amendments to, or replacements of, the foregoing.

     "Revolving Loans" shall mean, collectively, the amounts advanced by the
      ---------------
Lenders having Revolving Loan Commitments to the Borrowers under the Revolving Loan Commitments, and evidenced by the Revolving Loan Notes.

     "Scheduled Revolving Loan Payments" shall mean, collectively, for any
      ---------------------------------
period, with respect to the Revolving Loans, (a) the highest principal amount of the Revolving Loans outstanding during such period minus (b) the Revolving Loan
                                                   -----
Commitments on the last day of such period.

     "Sconnix Note" shall mean the note of Sconnix Broadcasting Company, a New
      ------------
Hampshire limited partnership (a true and correct copy of which has been delivered to the Administrative Agent), in the aggregate principal amount of $12,000,000.00, acquired by AT Inc. in connection with the merger of Intracoastal Broadcasting, Inc., a Delaware corporation, into AT Inc.

     "Security Agreement" shall mean that certain Amended and Restated Security
      ------------------
Agreement dated as of even date herewith, made by the Borrowers in favor of the Administrative Agent, for itself and on behalf of the Lenders and the Issuing Bank, substantially in the form of Exhibit L attached hereto.
                                   ---------

     "Security Documents" shall mean, collectively, the Borrower Guaranties,
      ------------------
each Security Agreement, the Stock Pledge Agreement, all Subsidiary Guaranties, all Subsidiary Pledge Agreements, all Subsidiary Security Agreements, all Assignments of Intercompany Notes, all Subordination Agreements, each Assignment of General Partner Interests, each Assignment of Limited Partner Interests, the Parent Pledge Agreement, the Parent Guaranty, the ATC GP Guaranty, the ATC GP Security Agreement, the ATC Holding Guaranty, the ATC Holding Security Agreement, any other agreement, document or instrument providing collateral for the Obligations whether now or hereafter in existence, and any filings, instruments, agreements, and documents related thereto or to this Agreement, and providing the Administrative Agent, the Lenders and the Issuing Bank, with Collateral for the Obligations.

     "Security Interest" shall mean all Liens in favor of the Administrative
      -----------------
Agent, the Lenders and the Issuing Bank, created hereunder or under any of the Security Documents to secure the Obligations.

     "SPC" shall have the meaning ascribed thereto in Section 11.5(j) hereof.
      ---

     "Special Purpose Subsidiaries" shall mean any and all wholly-owned
      ----------------------------
Restricted Subsidiaries of the Borrowers formed to hold communications towers, including tower sites acquired and towers acquired or constructed by the Borrowers and the Restricted Subsidiaries pursuant to Section 5.16 hereof.

     "Standard and Poor's" shall mean Standard and Poor's Ratings Services, a
      -------------------
division of The McGraw-Hill Companies, Inc., and its successors.

     "Standby Letter of Credit" shall mean a letter of credit issued by the
      ------------------------
Issuing Bank in accordance with the terms hereof to support obligations of any Borrower or any of the Restricted Subsidiaries incurred in the ordinary course of business, and which is not a Commercial Letter of Credit.

     "Stock Pledge Agreement" shall mean that certain Amended and Restated Stock
      ----------------------
Pledge Agreement of AT Inc. dated the Agreement Date between AT Inc. and the Administrative Agent, substantially in the form of Exhibit M attached hereto,
                                                   ---------
pursuant to which AT Inc. has pledged to the Administrative Agent, for itself and on behalf of the Lenders and the Issuing Bank, all of its stock ownership in each of its directly owned Restricted Subsidiaries.

     "Subordination Agreements" shall mean, collectively, (a) that certain
      ------------------------
Subordination Agreement among ATC Operating, ATC LP and the Administrative Agent and (b) that certain Subordination Agreement among ATC Holding, ATC GP and the Administrative Agent, in each case dated the Agreement Date and substantially in the form of Exhibit N attached hereto.
            ---------

     "Subsidiary" shall mean, as applied to any Person, (a) any corporation of
      ----------
which no less than fifty percent (50%) of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership or limited liability company of which no less than fifty percent (50%) of the outstanding partnership or limited liability company interests, is at the time owned directly or indirectly by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person; provided, however, that if such Person and/or such Person's
             --------  -------
Subsidiaries directly or indirectly own no more than fifty percent (50%) of such Subsidiary's ownership interests, then such Subsidiary's operating or governing documents must require (i) such Subsidiary's net cash after the establishment of reserves be distributed to its equity holders no less frequently than quarterly and (ii) the consent of such Person and/or such Person's Subsidiaries to amend or otherwise modify the provisions of such operating or governing documents requiring such distributions, or (b) any other entity which is directly or indirectly controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person.

     "Subsidiary Guaranty" shall mean that certain Amended and Restated
      -------------------
Subsidiary Guaranty dated the Agreement Date in favor of the Administrative Agent, the Lenders and the Issuing Bank, given by each Restricted Subsidiary, each substantially in the form of Exhibit O attached hereto, and shall include
                                  ---------
any similar agreements executed pursuant to Section 5.13 hereof.

     "Subsidiary Pledge Agreement" shall mean that certain Amended and Restated
      ---------------------------
Subsidiary Pledge Agreement dated the Agreement Date made by each Restricted Subsidiary having one or more of its own Restricted Subsidiaries, on the one hand, in favor of the Administrative Agent, for itself and on behalf of the Lenders and the Issuing Bank, on the other hand, each substantially in the form of Exhibit P attached hereto, and shall
                                        ---------
include any similar agreements executed pursuant to Section 5.13 hereof.

     "Subsidiary Security Agreement" shall mean that certain Amended and
      -----------------------------
Restated Subsidiary Security Agreement dated the Agreement Date made by each Restricted Subsidiary, on the one hand, in favor of the Administrative Agent, for itself and on behalf of the Lenders and the Issuing Bank, on the other hand, each substantially in the form of Exhibit Q attached hereto, and shall include
                                  ---------
any similar agreements executed pursuant to Section 5.13 hereof.

     "Teleport Business" shall mean the business of owning, operating and
      -----------------
managing satellite up-link facilities.

     "Term Loan A Commitments" shall mean the several obligations of the Lenders
      -----------------------
having a Term Loan A Commitment to advance to the Borrowers an aggregate amount of up to $850,000,000.00 at any one time outstanding, in accordance with their respective Commitment Ratios for Term Loan A Loans and as such obligations may be reduced from time to time, in each case, pursuant to the terms hereof; and "Term Loan A Commitment" shall mean the individual commitment of each such
 ----------------------
Lender to advance Term Loan A Loans hereunder.

     "Term Loan A Loans" shall mean, collectively, the aggregate amounts
      -----------------
advanced by the Lenders having Term Loan A Commitments to the Borrowers as Term Loan A Loans under the Term Loan A Commitments and evidenced by the Term Loan A Notes.

     "Term Loan A Maturity Date" shall mean June 30, 2007, or such earlier date
      -------------------------
as the payment of the Term Loan A Loans shall be due (whether by acceleration, reduction of the Term Loan A Commitments to zero or otherwise).

     "Term Loan A Notes" shall mean, collectively, those certain term promissory
      -----------------
notes in the aggregate original principal amount of the Term Loan A Commitments, one (1) issued by the Borrowers to each of the Lenders having a Term Loan A Commitment, each one substantially in the form of Exhibit R attached hereto, and
                                                  ---------
any extensions, modifications, renewals or replacements of, or amendments to, any of the foregoing.

     "Term Loan B Commitments" shall mean the several obligations of the Lenders
      -----------------------
having a Term Loan B Commitment to advance to the Borrowers on aggregate amount of up to $500,000,000.00 at any one time outstanding, in accordance with their respective Commitment Ratios for Term Loan B Loans pursuant to the terms hereof; and "Term Loan B Commitment" shall mean the individual commitment of each such
     ----------------------
Lender to advance Term Loan B Loans hereunder

     "Term Loan B Loans" shall mean, collectively, the aggregate amounts
      -----------------
advanced by the Lenders having Term Loan B Commitments to the Borrowers as Term Loan B Loans under the Term Loan B Commitments and evidenced by the Term Loan B Notes.

     "Term Loan B Maturity Date" shall mean December 31, 2007, or such earlier
      -------------------------
date as the payment of the Term Loan B Loans shall be due (whether by acceleration, or otherwise).

     "Term Loan B Notes" shall mean, collectively, those certain term promissory
      -----------------
notes in the aggregate original principal amount of the Term Loan B Commitments, one (1) issued by the Borrowers to each of the Lenders having a Term Loan B Commitment, each one substantially in the form of Exhibit S attached hereto, and
                                                  ---------
any extension, modifications, renewals or replacements of, or amendments to, any of the foregoing.

     "Total Debt" shall mean, for the Borrowers and the Restricted Subsidiaries
      ----------
on a consolidated basis as of any date, the sum (without duplication) of (i) the outstanding principal amount of the Loans, (ii) the aggregate amount of Capitalized Lease Obligations and Indebtedness for Money Borrowed of such Persons, and (iii) the aggregate amount of all Guaranties by such Persons of Indebtedness for Money Borrowed.

     "Triton" shall mean Triton PCS, Inc., a Delaware corporation, and its
      ------
Affiliates.

     "TV Azteca" shall mean TV Azteca, S.A. de C.V., a sociedad anonima de
      ---------
capital variable organized under the laws of the United Mexican States.

     "Unisite" shall mean UNIsite, Inc., a Delaware corporation.
      -------

     "Unisite Notes" shall mean, collectively, those certain 13% Subordinated
      -------------
Accrual Notes due December 15, 2004 of Unisite, issued pursuant to the Note and Warrant Purchase Agreement dated December 18, 1997.

     "Unreinvested Net Proceeds" shall mean the aggregate Net Proceeds with
      -------------------------
respect to which (a) any Borrower has notified the Administrative Agent in writing that the Borrowers intend to use any or all of such Net Proceeds to acquire fixed or capital assets permitted by Section 7.6 hereof or for the construction of new towers within twelve (12) months of the date of receipt of such Net Proceeds and (b) any Borrower uses or irrevocably commits to be used within such twelve (12) month period; provided, however, that once applied to
                                      --------  -------
reduce the Commitments or repay Loans hereunder, such Unreinvested Net Proceeds shall cease to be Unreinvested Net Proceeds.

     "Unrestricted Subsidiary" shall mean any Subsidiary of any Borrower or any
      -----------------------
joint venture (which may represent a minority interest) between any Borrower and/or any of their Subsidiaries and any other Person, in each case, which any Borrower has heretofore designated or hereafter designates as an Unrestricted Subsidiary by written notice to the Administrative Agent and the Lenders prior to the formation or acquisition of such Subsidiary or joint venture. Notwithstanding the foregoing, no Restricted Subsidiary may be re-designated as an Unrestricted Subsidiary without the prior consent of the Majority Lenders and no Special Purpose Subsidiary, nor either of ATC LP or ATC Operating, may be designated as an Unrestricted Subsidiary without the consent of all of the Lenders. The Unrestricted Subsidiaries as of the Agreement

Date are as set forth Schedule 2 attached hereto. All Subsidiaries of any
                      ----------
Unrestricted Subsidiary, now or hereafter existing, shall be Unrestricted Subsidiaries.

     "Unrestricted Subsidiary Distributions" shall mean, collectively, the
      -------------------------------------
aggregate amount of cash distributions received during such period by any Borrower or any of the Restricted Subsidiaries from any Unrestricted Subsidiary (other than in connection with the repayment of intercompany Indebtedness permitted hereunder).

     "U.S. Person" shall mean a citizen or resident of the United States of
      -----------
America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America, or any estate or trust that is subject to Federal income taxation regardless of the source of its income.

     Each definition of an agreement in this Article 1 shall include such agreement as modified, amended or supplemented from time to time in accordance herewith.

     Section 1.2  Interpretation.  Except where otherwise specifically
                  --------------
restricted, reference to a party to this Agreement or any other Loan Document includes that party and its successors and assigns. All capitalized terms used herein which are defined in Article 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof and which are not otherwise defined herein shall have the same meanings herein as set forth therein. Whenever any agreement, promissory note or other instrument or document is defined in this Agreement, such definition shall be deemed to mean and include, from and after the date of any amendment, restatement, supplement, confirmation or modification thereof, such agreement, promissory note or other instrument or document as so amended, restated, supplemented, confirmed or modified. All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural and vice versa. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

     Section 1.3  Cross References.  Unless otherwise specified, references in
                  ----------------
this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause in such Article, Section or definition.

     Section 1.4  Accounting Provisions.  All accounting terms used in this
                  ---------------------
Agreement which are not expressly defined herein shall have the respective meanings given to them in accordance with GAAP, all computations shall be made in accordance with GAAP, and all balance sheets and other financial statements shall be prepared in accordance with GAAP. All financial or accounting calculations or determinations required pursuant to this Agreement, unless otherwise expressly provided, shall be made on a consolidated basis for the Borrowers and the Restricted Subsidiaries.

                                ARTICLE 2 Loans

     Section 2.1  The Loans.
                  ---------

          (a) Revolving Loans.  The Lenders having Revolving Loan Commitments
              ---------------
agree severally, and not jointly, upon the terms and subject to the conditions of this Agreement to lend to the Borrowers (on a joint and several basis) from time to time prior to the Revolving Loan Maturity Date amounts which do not exceed, (i) in the aggregate at any one time outstanding, the Revolving Loan Commitments and, (ii) individually, such Lender's Revolving Loan Commitment, in each case, as in effect from time to time; provided, however, that the Borrowers
                                           --------  -------
may not request (and the Lenders shall have no obligation to make) an Advance under this Section 2.1(a) in excess of the Available Revolving Loan Commitment on such date.

          (b) Term Loan A Loans.  The Lenders having Term Loan A Commitments
              -----------------
agree severally, and not jointly, upon the terms and subject to the conditions of this Agreement to lend to the Borrowers (on a joint and several basis), on or prior to December 31, 2000, amounts which do not exceed, (i) in the aggregate at any one time outstanding, the Term Loan A Commitments and, (ii) individually, such Lender's Term Loan A Commitment, in each case, as in effect from time to time; provided, however, that the Borrowers may not request (and the Lenders
      --------  -------
shall have no obligation to make) an Advance in excess of the Available Term Loan A Commitment on such date; and provided, further, however that amounts
                                    --------  -------  -------
repaid under the Term Loan A Commitments may not be reborrowed. Notwithstanding the foregoing, from and after July 1, 2000, the Available Term Loan A Commitment shall not exceed $350,000,000.

          (c) Term Loan B Loans.  The Lenders having Term Loan B Commitments
              -----------------
agree severally, and not jointly, upon the terms and subject to the conditions of this Agreement to lend to the Borrowers (on a joint and several basis) on the Agreement Date amounts which do not exceed, (i) in the aggregate at any one time outstanding, the Term Loan B Commitments and, (ii) individually, such Lender's Term Loan B Commitment; provided, however, that the Borrowers may not request
                        --------  -------
(and the Lenders shall have no obligation to make) an Advance in excess of the Available Term Loan B Commitment on such date; and provided further, however,
                                                   -------- -------  -------
that amounts repaid under the Term Loan B Commitments may not be reborrowed.

          (d) Letters of Credit.  Subject to the terms and conditions of this
              ------------------
Agreement, the Issuing Bank agrees to issue Letters of Credit for the account of the Borrowers on a joint and several basis (and on behalf of the Restricted Subsidiaries) pursuant to Section 2.14 hereof in an aggregate amount not to exceed the Available Letter of Credit Commitment determined immediately prior to giving effect to the issuance thereof.

     Section 2.2  Manner of Borrowing and Disbursement.
                  ------------------------------------

          (a) Choice of Interest Rate, Etc.  Any Advance hereunder shall, at the
              -----------------------------
option of the requesting Borrower, be made as a Base Rate Advance or a LIBOR Advance; provided, however, that at such time as there shall have occurred and
         --------  -------
be continuing a Default hereunder, none of the Borrowers shall have the right to receive or Continue a LIBOR Advance or to

Convert a Base Rate Advance to a LIBOR Advance. Any notice given to the Administrative Agent in connection with a requested Advance hereunder shall be given to the Administrative Agent prior to 11:00 a.m. (New York, New York time) in order for such Business Day to count toward the minimum number of Business Days required.

          (b)  Base Rate Advances.
               ------------------

               (i)  Advances.  A Borrower shall give the Administrative Agent in
                    --------
     the case of Base Rate Advances at least one (1) Business Day's irrevocable prior telephonic notice followed immediately by a Request for Advance; provided, however, that such Borrower's failure to confirm any telephonic
     --------  -------
     notice with a Request for Advance shall not invalidate any notice so given if acted upon by the Administrative Agent. Upon receipt of such notice from a Borrower, the Administrative Agent shall promptly notify each Lender by telephone or telecopy of the contents thereof.

               (ii) Conversions.  Any Borrower may, without regard to the
                    -----------
     applicable Payment Date and upon at least three (3) Business Days' irrevocable prior telephonic notice followed by a Request for Advance, Convert all or a portion of the principal of a Base Rate Advance to a LIBOR Advance. On the date indicated by the applicable Borrower, such Base Rate Advance shall be so Converted. The failure to give timely notice hereunder with respect to the Payment Date of any Base Rate Advance shall be considered a request for a Base Rate Advance.

          (c)  LIBOR Advances.  Upon request, the Administrative Agent, whose
               --------------
determination in absence of manifest error shall be conclusive, shall determine the available LIBOR Bases and shall notify the requesting Borrower of such LIBOR Bases to apply for the applicable LIBOR Advance.

               (i)  Advances.  A Borrower shall give the Administrative Agent in
                    --------
     the case of LIBOR Advances at least three (3) Business Days' irrevocable prior telephonic notice followed immediately by a Request for Advance; provided, however, that such Borrower's failure to confirm any telephonic
     --------  -------
     notice with a Request for Advance shall not invalidate any notice so given if acted upon by the Administrative Agent. Upon receipt of such notice from a Borrower, the Administrative Agent shall promptly notify each Lender by telephone or telecopy of the contents thereof.

               (ii) Conversions and Continuations.  At least three (3) Business
                    -----------------------------
     Days prior to the Payment Date for each LIBOR Advance, the applicable Borrower shall give the Administrative Agent telephonic notice followed by written notice specifying whether all or a portion of such LIBOR Advance
     (A) is to be Continued in whole or in part as one or more LIBOR Advances,
     (B) is to be Converted in whole or in part to a Base Rate Advance, or (C) is to be repaid. The failure to give such notice shall preclude the Borrowers from Continuing such Advance as a LIBOR Advance on its Payment Date and shall be considered a request to Convert such Advance to a Base Rate Advance. Upon such Payment Date such LIBOR Advance will, subject to the provisions hereof, be so Continued, Converted or repaid, as applicable.

          (d)  Notification of Lenders.  Upon receipt of irrevocable prior
               -----------------------
telephonic notice in accordance with Section 2.2(b) or (c) hereof or a Request for Advance, or a notice of Conversion or Continuation from a Borrower with respect to any outstanding Advance prior to the Payment Date for such Advance, the Administrative Agent shall promptly but no later than the close of business on the day of such notice notify each Lender having the applicable Commitment by telephone, followed promptly by written notice, or telecopy of the contents thereof and the amount of such Lender's portion of the Advance. Each Lender having the applicable Commitment shall, not later than 12:00 noon (New York, New York time) on the date of borrowing specified in such notice, make available to the Administrative Agent at the Administrative Agent's Office, or at such account as the Administrative Agent shall designate, the amount of its portion of any Advance that represents an additional borrowing hereunder in immediately available funds.

          (e)  Disbursement.
               ------------

               (i) Prior to 2:00 p.m. (New York, New York time) on the date of an Advance hereunder, the Administrative Agent shall, subject to the satisfaction of the conditions set forth in Article 3 hereof, disburse the amounts made available to the Administrative Agent by the Lenders in like funds by (A) transferring the amounts so made available by wire transfer pursuant to the requesting Borrower's instructions, or (B) in the absence of such instructions, crediting the amounts so made available to the account of the requesting Borrower maintained with the Administrative Agent.

               (ii) Unless the Administrative Agent shall have received notice from a Lender having an applicable Commitment prior to 12:00 noon (New York, New York time) on the date of any Advance that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Advance, the Administrative Agent may assume that such Lender has made or will make such portion available to the Administrative Agent on the date of such Advance and the Administrative Agent may in its sole discretion and in reliance upon such assumption, make available to the requesting Borrower on such date a corresponding amount. If and to the extent an applicable Lender does not make such ratable portion available to the Administrative Agent, such Lender agrees to repay to the Administrative Agent on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the requesting Borrower until the date such amount is repaid to the Administrative Agent, at the Federal Funds Rate.

               (iii) If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's portion of the applicable Advance for purposes of this Agreement. If such Lender does not repay such corresponding amount immediately upon the Administrative Agent's demand therefor, the Administrative Agent shall notify the Borrowers, and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent, with interest at the Federal Funds Rate. The failure of any Lender to fund its portion of any Advance shall not relieve any other Lender of its obligation, if any, hereunder to fund its respective portion of the Advance on the date of such borrowing, but no Lender shall be responsible for any such failure of any other Lender.

               (iv) In the event that, at any time when there is no Default and each of the conditions in Section 3.2 hereof has been satisfied, a Lender having an applicable Commitment for any reason fails or refuses to fund its portion of an Advance and such failure shall continue for a period in excess of thirty (30) days, then, until such time as such Lender has funded its portion of such Advance (which late funding shall not absolve such Lender from any liability it may have to the Borrowers), or all other Lenders have received payment in full from the Borrowers (whether by repayment or prepayment) or otherwise of the principal and interest due in respect of such Advance, such non-funding Lender shall not have the right
     (A) to vote regarding any issue on which voting is required or advisable under this Agreement or any other Loan Document, and such Lender's portion of the applicable Loans shall not be counted as outstanding for purposes of determining "Majority Lenders" hereunder, and (B) to receive payments of principal, interest or fees from the Borrowers, the Administrative Agent or the other Lenders in respect of its portion of the applicable Loans until all applicable Loans of the other Lenders have been fully paid.

     Section 2.3  Interest.
                  --------

          (a)  On Base Rate Advances.  Interest on each Base Rate Advance shall
               ---------------------
be computed on the basis of a year of 365/366 days for the actual number of days elapsed and shall be payable at the Base Rate Basis for such Advance, in arrears on the applicable Payment Date. Interest on Base Rate Advances then outstanding shall also be due and payable on the Maturity Date.

          (b)  On LIBOR Advances.  Interest on each LIBOR Advance shall be
               -----------------
computed on the basis of a 360-day year for the actual number of days elapsed and shall be payable at the LIBOR Basis for such Advance, in arrears on the applicable Payment Date, and, in addition, if the Interest Period for a LIBOR Advance exceeds three (3) months, interest on such LIBOR Advance shall also be due and payable in arrears on every three (3) month anniversary of the beginning of such Interest Period. Interest on LIBOR Advances then outstanding shall also be due and payable on the Maturity Date.

          (c)  Interest if no Notice of Selection of Interest Rate Basis.  If a
               ---------------------------------------------------------
Borrower fails to give the Administrative Agent timely notice of its selection of a LIBOR Basis, or if for any reason a determination of a LIBOR Basis for any Advance is not timely concluded, the Base Rate Basis shall apply to such Advance.

          (d)  Interest Upon Event of Default.  Immediately upon the occurrence
               ------------------------------
of an Event of Default hereunder, the outstanding principal balance of the Loans shall bear interest at the Default Rate. Such interest shall be payable on demand by the Majority Lenders and shall accrue until the earlier of (i) waiver or cure of the applicable Event of Default, (ii) agreement by the Majority Lenders (or, if applicable to the underlying Event of Default, the Lenders) to rescind the charging of interest at the Default Rate or (iii) payment in full of the Obligations.

          (e)  LIBOR Contracts.  At no time may the number of outstanding LIBOR
               ---------------
Advances hereunder exceed twelve (12).

          (f)  Applicable Margin.
               -----------------

               (i)  Revolving Loans and Term Loan A Loans.  With respect to any
                    -------------------------------------
     Advance under the Revolving Loan Commitments or the Term Loan A Commitments, the Applicable Margin shall be as set forth in a certificate of the chief financial officer of a Borrower delivered to the Administrative Agent based upon the Leverage Ratio for the most recent fiscal quarter end for which financial statements are furnished by the Borrowers to the Administrative Agent and each Lender for the fiscal quarter most recently ended as follows:

                 Leverage Ratio                         Base Rate           LIBOR Advance
                 --------------
                                                   Advance Applicable        Applicable
                                                         Margin                Margin
                                                         ------                ------
     A.   Greater than 7.00 to 1.00                      1.750%                 2.750%

     B.   Greater than 6.50 to 1.00, but less than
          or equal to 7.00 to 1.00                       1.500%                 2.500%

     C.   Greater than 6.00 to 1.00, but less than
          or equal to 6.50 to 1.00                       1.250%                 2.250%

     D.   Greater than 5.00 to 1.00, but less than
          or equal to 6.00 to 1.00                       1.000%                 2.000%

     E.   Greater than 4.00 to 1.00, but less than
          or equal to 5.00 to 1.00                       0.750%                 1.750%

     F.   Less than or equal to 4.00 to 1.00             0.500%                 1.500%

     Notwithstanding the foregoing, the Applicable Margin with respect to Advances under the Revolving Loan Commitments and the Term Loan A Commitments from the Agreement Date through and including the Borrowing Base Termination Date, shall not be less than, (A) with respect to Base Rate Advances, 1.750%, and (B) with respect to LIBOR Advances, 2.750%.

               (ii) Term Loan B Loans.  With respect to any Advance under
                    -----------------
     the Term Loan B Commitments, the Applicable Margin shall be, (a) at all times from the Agreement Date through and including the Borrowing Base Termination Date, (1) with respect to Base Rate Advances, 2.250%, and (2) with respect to LIBOR Advances, 3.250%, and (b) at all times after the Borrowing Base Termination Date, (1) with respect to Base Rate Advances, 2.000%, and (2) with respect to LIBOR Advances, 3.000%.

               (iii) With respect to Section 2.3(f)(i), changes to the Applicable Margin shall be effective, (i) with respect to an increase in the Applicable Margin, as of the second (2nd) Business Day after the day on which the financial statements are required to be delivered to the Administrative Agent and the Lenders pursuant to Section 6.1 or 6.2 hereof, as the case may be, provided, however, that if such financial statements
                         --------  -------
     are not delivered to the Administrative Agent and the Lenders on or before the date specified in such Section, such increase shall be effective as of the date specified in such Section for delivery of the financial statements, and (ii) with respect to a decrease in the Applicable Margin, as of the later of (A) the second (2nd) Business Day after the day on which such financial statements are required to be delivered pursuant to Section
     6.1 or 6.2 hereof, as the case may be, and (B) the date on which such financial statements are actually delivered to the Administrative Agent and the Lenders. With respect to Section 2.3(f)(i) and (ii) upon the occurrence and during the continuance of an Event of Default, the Applicable Margins shall not be subject to downward adjustment and shall automatically revert to the Applicable Margins set forth in, (A) with respect to Section 2.3(f)(i), part A of the table in Section 2.3(f)(i) above, and (B) with respect to Section 2.3(f)(ii), part (a) of Section 2.3(f)(ii) above, in each case, until such time as such Event of Default is cured or waived.

     Section 2.4  Commitment and Letter of Credit Fees.
                  ------------------------------------

          (a)  Commitment Fees.
               ---------------

               (i)   Revolving Loan Commitment. The Borrowers agree to pay, on a
                     -------------------------
     joint and several basis, to the Administrative Agent for the account of each of the Lenders having a Revolving Loan Commitment in accordance with such Lender's applicable Commitment Ratio, a commitment fee on the unused Revolving Loan Commitment of such Lender for each day from the Agreement Date through and including the Revolving Loan Maturity Date, at a rate of
     (A) one percent (1.000%) per annum when the Facility Usage during such calendar quarter was less than or equal to thirty-three and one-third percent (33-1/3%), (B) three-quarters of one-percent (0.750%) when the Facility Usage during such calendar quarter was greater than thirty-three and one-third percent (33-1/3%), but less than or equal to sixty-six and two-thirds percent (66-2/3%), and (C) one-half of one percent (0.500%) when the Facility Usage during such calendar quarter was greater than sixty-six and two-thirds percent (66-2/3%). Such commitment fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable quarterly in arrears on the last Business Day of each calendar quarter, and shall be fully earned when due and non-refundable when paid. A final payment of any commitment fee then payable with respect to the Revolving Loan Commitments shall also be due and payable on the Revolving Loan Maturity Date.

               (ii) Term Loan A Commitment.  The Borrowers agree to pay, on a
                    ----------------------
     joint and several basis, to the Administrative Agent for the account of each Lender having a Term Loan A Commitment in accordance with such Lender's applicable Commitment Ratio, a commitment fee on the unused Term Loan A Commitment of such Lender (after giving effect to any required reductions to the Available Term Loan A Commitment pursuant to Section 2.1(b) hereof) for each day from the Agreement Date through and including December 31, 2000 at a rate of (A) one percent (1.000%) per annum when the Facility Usage during such calendar quarter was less than or equal to thirty-three and one-third percent (33-1/3%), (B) three-quarters of one percent (0.750%) when the Facility Usage during such calendar quarter was greater than thirty-three and one-third percent (33-1/3%), but less than or equal to sixty-six and two-thirds percent (66-2/3%), and (C) one-half of one percent (0.500%) when the Facility Usage during such calendar quarter was greater than sixty-six and two-thirds percent (66-2/3%). Such Commitment Fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable quarterly in arrears on the last Business Day of each calendar quarter, and shall be fully earned when due and non-refundable when paid. A final payment of any commitment fee then payable with respect to the Term Loan A Commitments shall be due and payable on December 31, 2000.

          (b)  Letter of Credit Fees.
               ---------------------

               (i) The Borrowers agree to pay, on a joint and several basis, to the Issuing Bank a fee on the stated amount (reduced by the amount of any draws) of any outstanding Letters of Credit from the date of issuance through and including the expiration date of each such Letter of Credit at a rate of one eighth of one percent (0.125%) per annum, which fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable quarterly in arrears on the last Business Day of each calendar quarter commencing on March 31, 2000, and shall be fully earned when due and non-refundable when paid.

               (ii) The Borrowers agree to pay, on a joint and several basis, to the Administrative Agent on behalf of the Lenders having a Revolving Loan Commitment in accordance with their respective Commitment Ratios for the Revolving Loans (and the Administrative Agent shall promptly pay to the Lenders having a Revolving Loan Commitment), a fee on the stated amount (reduced by the amount of any draws) of any outstanding Letters of Credit for each day from the date of issuance thereof through the expiration date for each such Letter of Credit at a rate equal to the Applicable Margin for LIBOR Advances under the Revolving Loan Commitments. Such Letter of Credit Fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable quarterly in arrears for each quarter on the last Business Day of each calendar quarter commencing on March 31, 2000, and shall be fully earned when due and non-refundable when paid. The Letter of Credit Fee set forth in this Section

     2.4(b)(ii) shall be subject to increase and decrease on the dates and in the amounts set forth in Section 2.3(f)(i) hereof in the same manner as the adjustment of the Applicable Margin with respect to LIBOR Advances upon satisfaction of the requirements set forth in Section 2.3(f)(i) hereof.

     Section 2.5  Mandatory Commitment Reductions.
                  -------------------------------

          (a) Scheduled Reductions under Revolving Loan Commitments.  Commencing
              -----------------------------------------------------
March 31, 2003, and on the last day of each calendar quarter ending during the periods set forth below, the Revolving Loan Commitments as of March 30, 2003 shall be automatically and permanently reduced until reduced to zero by the percentage amounts set forth below:

                                                         Quarterly
                                                   Percentage of Revolving
                                                   Loan Commitment as of
                    Reduction Dates                     March 30, 2003
                    ---------------                     --------------

     March 31, 2003, June 30, 2003, September 30, 2003
     and December 31, 2003                                  1.500%

     March 31, 2004, June 30, 2004,
     September 30, 2004 and December 31, 2004               5.500%

     March 31, 2005, June 30, 2005,
     September 30, 2005 and December 31, 2005               7.000%

     March 31, 2006, June 30, 2006,
     September 30, 2006 and December 31, 2006               7.375%

     March 31, 2007 and June 30, 2007                       7.250%

          (b) Reduction From Excess Cash Flow.  On or prior to April 15, 2004,
              -------------------------------
and on or prior to each April 15/th/ thereafter during the term of this Agreement, the Revolving Loan Commitments (and, if applicable, the Incremental Facility Commitments) shall be automatically and permanently reduced by an amount equal to the repayment of Revolving Loans (and, if applicable, the Incremental Facility Loans) required under Section 2.7(b)(iv) hereof; provided,
                                                                      --------
however, that if there are no Loans then outstanding, or if the Excess Cash Flow
-------
exceeds the Loans then outstanding, the Revolving Loan Commitments (and, if applicable, the Incremental Facility Commitments) shall be reduced by an aggregate amount equal to the Excess Cash Flow, or the excess of the Excess Cash Flow over the Loans (which reduction shall be in addition to the reduction set forth in the first part of this Section 2.5(b)), as applicable, regardless of any repayment of the Revolving Loans. Reductions under this Section 2.5(b)to the Revolving Loan Commitments shall be applied to the reductions set forth in
Section 2.5(a) hereof (and, if applicable, to the Incremental Facility Commitments shall be applied to the reductions set forth in the Notice of Incremental Facility Commitments) in inverse order of the reductions set forth therein.

          (c) Reduction From Asset Sales and Insurance and Condemnation
              ---------------------------------------------------------
Proceedings.  At any time after the aggregate Unreinvested Net Proceeds from all
-----------
sales, transfers or other dispositions of assets of the Borrowers and their Restricted Subsidiaries, or from any insurance or condemnation proceeding in respect of such assets, after the Agreement Date exceeds $10,000,000.00, the Revolving Loan Commitments (and prior to December 31, 2000 if the full amount of the Term Loan A Commitments has not been cancelled or borrowed, the Term Loan A Commitments and, if applicable, the Incremental Facility Commitments) shall be automatically and permanently reduced by an amount equal to the repayment of Revolving Loans (and, if applicable, the Term Loan A Loans and/or the Incremental Facility Loans) required under Section 2.7(b)(iii) hereof; provided,
                                                                       --------
however, that if there are no Loans then outstanding, or if the Unreinvested Net
-------
Proceeds exceeds the Loans then outstanding, the Revolving Loan Commitments (and, if applicable, the Term Loan A Commitments and/or the Incremental Facility Commitments) shall be reduced on a pro rata basis by an aggregate amount equal to such Unreinvested Net Proceeds, or the excess of such Unreinvested Net Proceeds over the Loans (which reduction shall be in addition to the reduction set forth in the first part of this Section 2.5(c)), as applicable, regardless of any repayment of the Revolving Loans (or, if applicable, the Term Loans A Loans and/or the Incremental Facility Loans). Reductions under this Section 2.5(c) to the Revolving Loan Commitments shall be applied to the reductions set forth in Section 2.5(a) hereof (and, if applicable, to the Incremental Facility Commitments shall be applied to the reductions set forth in the Notice of Incremental Facility Commitments) in inverse order of the reductions set forth therein.

          (d) Reduction From Sale of Capital Stock and Debt Instruments.  On the
              ---------------------------------------------------------
Business Day following the date of receipt by the Parent, any Borrower or any Restricted Subsidiary of any Capital Raise Proceeds, the Revolving Loan Commitments (and prior to December 31, 2000, if the full amount of the Term Loan A Commitments has not been cancelled or borrowed, the Term Loan A Commitments and, if applicable, the Incremental Facility Commitments) shall be automatically and permanently reduced by an amount equal to the repayment of Revolving Loans (and, if applicable, Term Loan A Loans and/or the Incremental Facility Loans) required under Section 2.7(b)(v) hereof; provided, however, that if there are no
                                         --------  -------
Loans then outstanding, or if the Capital Raise Proceeds exceeds the Loans then outstanding, the Revolving Loan Commitments (and, if applicable, the Term Loan A Commitments and/or the Incremental Facility Commitments) shall be reduced on a pro rata basis by an amount equal to the Capital Raise Proceeds, or the excess of the Capital Raise Proceeds over the Loans (which reduction shall be in addition to the reduction set forth in the first part of this Section 2.5(d)), as applicable, regardless of any repayment of the Revolving Loans (or, if applicable, the Term Loan A Loans and/or Incremental Facility Loans).
Reductions under this Section 2.5(d) to the Revolving Loan Commitments shall be applied to the reductions set forth in Section 2.5(a) hereof (and, if applicable, to the Incremental Facility Commitments shall be applied to the reductions set forth in the Notice of Incremental Facility Commitments) in inverse order of the reductions set forth therein.

     Section 2.6  Voluntary Commitment Reductions.  The Borrowers shall have the
                  -------------------------------
right, at any time and from time to time after the Agreement Date and prior to the Maturity Date, upon at least three (3) Business Days' prior written notice to the Administrative Agent, without premium or penalty, to cancel or reduce permanently all or a portion of the Revolving Loan Commitments, the Term Loan A Commitments or, if applicable, the Incremental Facility Commitments; provided,
                                                                     --------
however, that any such partial reduction shall be made in an amount not less
-------
than $5,000,000.00 and in an integral multiple of $1,000,000.00. As of the date of cancellation or reduction set forth in such notice, the Revolving Loan Commitments, Term Loan A Commitments or, if applicable, the Incremental Facility Commitments shall be permanently reduced to the amount stated in such notice for all purposes herein, and the Borrowers shall, on a joint and several basis, pay to the Administrative Agent for the applicable Lenders the amount necessary to reduce the principal amount of the Revolving Loans or, if applicable, Incremental Facility Loans then outstanding under the Revolving Loan Commitments or, if applicable, the Incremental Facility Commitments, respectively, to not more than the amount of Revolving Loan Commitments or, if applicable, the Incremental Facility Commitments, respectively, as so reduced, together with accrued interest on the amount so prepaid and commitment fees accrued through the date of the reduction with respect to the amount reduced. Commitment reductions made pursuant to this Section 2.6 shall be applied, with respect to the Revolving Loan Commitments, pro rata to the reductions in Section 2.5(a) hereof.

     Section 2.7  Prepayments and Repayments.
                  --------------------------

          (a)  Prepayment.  The principal amount of any Base Rate Advance may be
               ----------
prepaid in full or ratably in part at any time, without premium or penalty and without regard to the Payment Date for such Advance. LIBOR Advances may be prepaid prior to the applicable Payment Date, upon three (3) Business Days' prior written notice, or telephonic notice followed immediately by written notice, to the Administrative Agent; provided, however, that the Borrowers
                                     --------  -------
shall, jointly and severally, reimburse the applicable Lenders, on the earlier of demand by the applicable Lender or the Maturity Date, for any loss or out-of-pocket expense incurred by any such Lender in connection with such prepayment, as set forth in Section 2.10 hereof; and provided further, however, that the
                                         -------- -------  -------
Borrowers' failure to confirm any telephonic notice with a written notice shall not invalidate any notice so given if acted upon by the Administrative Agent. Any prepayment hereunder shall be in amounts of not less than $5,000,000.00 and in an integral multiple of $1,000,000.00. Amounts prepaid pursuant to this
Section 2.7(a) may, with respect to the Revolving Loans, be reborrowed, subject to the terms and conditions hereof, and shall be applied, with respect to the Term Loan A Loans and Term Loan B Loans, pro rata to the repayments in Section 2.7(b)(i) hereof. Amounts prepaid shall be paid together with accrued interest on the amount so prepaid and commitment fees accrued through the date of the reduction with respect to the amount reduced.

          (b)  Repayments.  The Borrowers shall repay the Loans, on a joint and
               ----------
several basis, as follows:

               (i)   Scheduled Repayments of the Term Loan A Loans and Term Loan
                     -----------------------------------------------------------
     B Loans. Commencing March 31, 2003, and on the last day of each calendar
     -------
     quarter ending during the periods set forth below, the principal balance of the Term Loan A Loans and Term Loan B Loans outstanding on March 30, 2003 shall be repaid until paid in full by the percentage amounts set forth below:

                                                      Quarterly                       Quarterly
                                               Percentage of Principal of      Percentage of Principal of
                                             Term Loan A Loans Outstanding   Term Loan B Loans Outstanding
                                                on March 30, 2003 Due           on March 30, 2003 Due
          Repayment Dates                       on Each Repayment Date          on Each Repayment Date
          ---------------                       ----------------------          ----------------------
March 31, 2003, June 30, 2003,
September 30, 2003 and December 31, 2003                  1.500%                          0.250%

March 31, 2004, June 30, 2004,
September 30, 2004 and December 31, 2004                  5.500%                          0.250%

March 31, 2005, June 30, 2005,
September 30, 2005 and December 31, 2005                  7.000%                          0.250%

March 31, 2006, June 30, 2006,
September 30, 2006 and December 31, 2006                  7.375%                          0.250%

March 31, 2007 and June 30, 2007                          7.250%                          0.250%

September 30, 2007 and December 31, 2007              Not applicable                     47.750%

               (ii)  Revolving Loans and Letter of Credit Obligations in Excess
                     ----------------------------------------------------------
     of Revolving Loan Commitments (if applicable, and/or Incremental Facility
     -------------------------------------------------------------------------
     Commitments).  If, at any time, the amount of the Revolving Loans and
     ------------
     Letter of Credit Obligations (or, if applicable, the Incremental Facility Loans) shall exceed the Revolving Loan Commitments (or, if applicable, the Incremental Facility Commitments), the Borrowers shall, on such date and subject to Section 2.10 hereof, make a repayment of the principal amount of the Revolving Loans (or, if applicable, the Incremental Facility Loans), or, if there are no such Loans then outstanding, establish, if applicable, a Letter of Credit Reserve Account, in each case, in an amount equal to such excess, together with any accrued interest and fees with respect thereto.

               (iii) Unreinvested Net Proceeds from Asset Sales and Insurance
                     --------------------------------------------------------
     and Condemnation Proceedings.  At any time after the aggregate Unreinvested
     ----------------------------
     Net Proceeds from all sales, transfers or other dispositions of assets of the Borrowers and their Restricted Subsidiaries or from any insurance or condemnation proceeding in respect of such assets after the Agreement Date exceeds $10,000,000.00, the Loans shall be repaid in an amount equal to, in the aggregate, such Unreinvested Net Proceeds. The amount of the Unreinvested Net Proceeds required to be repaid under this Section 2.7(b)(iii) shall be applied to the Loans then outstanding on a pro rata basis. Accrued interest on the principal amount of the Loans being repaid pursuant to this Section 2.7(b)(iii) to the date of such repayment will be paid by the Borrowers concurrently with such principal repayment. All repayments under this Section 2.7(b)(iii) of each of the Term Loan A Loans and the Term Loan B Loans shall be applied to the repayments for such Loan in Section 2.7(b)(i) hereof in inverse order of maturity.

               (iv)   Excess Cash Flow. On or prior to April 15, 2004 and on or
                      ----------------
     prior to each April 15/th/ thereafter during the term of this Agreement, the Loans shall be repaid in an amount equal to, in the aggregate, fifty percent (50%) of the Excess Cash Flow for the fiscal year ended on the immediately preceding December 31/st/. The amount of the Excess Cash Flow required to be repaid under this Section 2.7(b)(iv) shall be applied to the Loans then outstanding on a pro rata basis. Accrued interest on the principal amount of the Loans being repaid pursuant to this Section 2.7(b)(iv) to the date of such repayment will be paid by the Borrowers concurrently with such principal repayment. All repayments under this
     Section 2.7(b)(iv) of each of the Term Loan A Loans and the Term Loan B Loans shall be applied to the repayments for such Loans in Section 2.7(b)(i) hereof in inverse order of maturity.

               (v)    Sale of Capital Stock and Debt Instruments. On the
                      ------------------------------------------
     Business Day following the date of receipt by the Parent, any Borrower or any Restricted Subsidiary of any Capital Raise Proceeds, the Loans shall be repaid in an amount equal to, in the aggregate, the Capital Raise Proceeds. The amount of the Capital Raise Proceeds required to be repaid under this
     Section 2.7(b)(v) shall be applied to the Loans, then outstanding on a pro rata basis. Accrued interest on the principal amount of the Loans being prepaid pursuant to this Section 2.7(b)(v) to the date of such prepayment will be paid by the Borrowers concurrently with such principal prepayment. All repayments under this Section 2.7(b)(v) of each of the Term Loan A Loans and the Term Loan B Loans shall be applied to the repayments for such Loans in Section 2.7(b)(i) hereof in inverse order of maturity.

               (vi)   Loans in Excess of Borrowing Base. If, on any date prior
                      ---------------------------------
     to the Borrowing Base Termination Date, the Loans then outstanding exceed the Borrowing Base on such date, the Loans shall be repaid in an amount equal to, in the aggregate, such excess. The Borrowers may, at their option, apply such reduction to the Revolving Loans, the Term Loan A Loans or Term Loan B Loans.

               (vii)  Revolving Loan Maturity Date.  In addition to the
                      ----------------------------
     foregoing, a final payment of all Revolving Loans, together with accrued interest and fees with respect thereto, shall be due and payable on the Revolving Loan Maturity Date.

               (viii) Term Loan A Maturity Date.  In addition to the foregoing,
                      -------------------------
     a final payment of the Term Loan A Loans, together with accrued interest and fees with respect thereto, shall be due and payable on the Term Loan A Maturity Date.

               (ix)   Term Loan B Maturity Date. In addition to the foregoing, a
                      -------------------------
     final payment of Term Loan B Loans, together with accrued interest and fees with respect thereto and all other Obligations then outstanding, other than the Incremental Facility Loans, if any, shall be due and payable on the Term Loan B Maturity Date.

               (x)  Incremental Facility Maturity Date.  If applicable, in
                    ----------------------------------
     addition to the foregoing, a final payment of the Incremental Facility Loans, together with accrued interest and fees with respect thereto, shall be due and payable on the Incremental Facility Maturity Date.

     Section 2.8  Notes; Loan Accounts.
                  --------------------

          (a) The Loans shall be repayable in accordance with the terms and provisions set forth herein and shall be evidenced by the Notes. One (1) Revolving Loan Note, one (1) Term Loan A Note, one (1) Term Loan B Note and, if applicable, one (1) Incremental Facility Note shall be payable to the order of each applicable Lender in accordance with such Lender's applicable Commitment Ratio for Revolving Loans, the Term Loan A Loans, the Term Loan B Loans and, if applicable, the Incremental Facility Loans, as the case may be. The Notes shall be issued on a joint and several basis by the Borrowers to the Lenders and shall be duly executed and delivered by one or more Authorized Signatories. Any Lender (i) which is not a U.S. Person (a "Non-U.S. Bank") and (ii) which could
                                          -------------
become completely exempt from withholding of United States federal income taxes in respect of payment of any obligations due to such Lender hereunder relating to any of its Loans if such Loans were in registered form for United States federal income tax purposes may request the Borrowers (through the Administrative Agent), and the Borrowers agree thereupon, to register such Loans as provided in Section 11.5(g) hereof and to issue to such Lender Notes evidencing such Loans as Registered Notes or to exchange Notes evidencing such Loans for new Registered Notes, as applicable. Registered Notes may not be exchanged for Notes that are not in registered form.

          (b) Each Lender may open and maintain on its books in the name of the Borrowers a loan account with respect to its portion of the Loans and interest thereon. Each Lender which opens such a loan account shall debit such loan account for the principal amount of its portion of each Advance made by it and accrued interest thereon, and shall credit such loan account for each payment on account of principal of or interest on its Loans. The records of a Lender with respect to the loan account maintained by it shall be prima facie evidence of its portion of the Loans and accrued interest thereon absent manifest error, but the failure of any Lender to make any such notations or any error or mistake in such notations shall not affect the Borrowers' repayment obligations with respect to such Loans.

          Section 2.9  Manner of Payment.
                       -----------------

          (a) Each payment (including, without limitation, any prepayment) by the Borrowers on account of the principal of or interest on the Loans, commitment fees and any other amount owed to the Lenders or the Administrative Agent or any of them under this Agreement or the Notes shall be made not later than 1:00 p.m. (New York, New York time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office, for the account of the Lenders or the Administrative Agent, as the case may be, in lawful money of the United States of America in immediately available funds. Any payment received by the Administrative Agent after 1:00 p.m. (New York, New York time) shall be deemed received on the next Business Day. Receipt by the Administrative Agent of any payment intended for any Lender or Lenders hereunder prior to 1:00 p.m. (New York, New York time) on any Business Day shall be deemed to constitute receipt by such Lender or Lenders on such Business Day. In the case of a payment for the account of a Lender, the Administrative Agent will promptly, but no later than the close of business on the date such payment is deemed received, thereafter distribute the amount so received in like funds to such Lender. If the Administrative Agent shall not have received any payment from the Borrowers as and when due, the Administrative Agent will promptly notify the applicable Lenders accordingly. In the event that the Administrative Agent shall fail to make distribution to any Lender as required under this Section 2.9, the Administrative Agent agrees to pay such Lender interest from the date such payment was due until paid at the Federal Funds Rate.

          (b) The Borrowers agree to pay, on a joint and several basis, principal, interest, fees and all other amounts due hereunder or under the Notes without set-off or counterclaim or any deduction whatsoever.

          (c) Prior to the acceleration of the Loans under Section 8.2 hereof, if some but less than all amounts due from the Borrowers are received by the Administrative Agent with respect to the Obligations, the Administrative Agent shall distribute such amounts in the following order of priority, all on a pro rata basis to the Lenders: (i) to the payment on a pro rata basis of any fees or expenses then due and payable to the Administrative Agent and the Issuing Bank, or any of them or expenses then due and payable to the Lenders; (ii) to the payment of interest then due and payable on the Loans on a pro rata basis and of fees then due and payable to the Lenders on a pro rata basis; (iii) to the payment of all other amounts not otherwise referred to in this Section 2.9(c) then due and payable to the Administrative Agent, the Issuing Bank and the Lenders, or any of them, hereunder or under the Notes or any other Loan Document; and (iv) to the payment of principal then due and payable on the Loans on a pro rata basis.

          (d) Subject to any contrary provisions in the definition of Interest Period, if any payment under this Agreement or any of the other Loan Documents is specified to be made on a day which is not a Business Day, it shall be made on the next Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

          (e) Each Registered Noteholder (or, if such Registered Noteholder is not the beneficial owner thereof, such beneficial owner) shall deliver to the Borrowers (with a copy to the Administrative Agent) prior to or at the time it becomes a Registered Noteholder, a Form 1001, 4224 or W-8 (or such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America), together with an annual certificate stating that such Registered Noteholder or beneficial owner, as the case may be, is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and is not otherwise described in Section 881(c)(3) of the Code. Each Registered Noteholder or beneficial owner, as the case may be, shall promptly notify the Borrowers (with a copy to the Administrative Agent) if at any time, such Registered Noteholder or beneficial owner, as the case may be, determines that it is no longer in a position to make the certification made in such certificate to the Borrowers (or any other form of certification adopted by the relevant taxing authorities of the United States of America for such purposes).

     Section 2.10  Reimbursement.
                   -------------

          (a) Whenever any Lender shall sustain or incur any losses or reasonable out-of-pocket expenses in connection with (i) failure by a Borrower to borrow, Continue or Convert any LIBOR Advance after having given notice of its intention to borrow, Continue or Convert such Advance in accordance with
Section 2.2 hereof (whether by reason of such Borrower's election not to proceed or the non-fulfillment of any of the conditions set forth in Article 3 hereof), or (ii) prepayment (or failure to prepay after giving notice thereof) of any LIBOR Advance in whole or in part for any reason, the Borrowers agree to pay, on a joint and several basis, to such Lender, upon such Lender's demand, an amount sufficient to compensate such Lender for all such losses and out-of-pocket expenses. Such Lender's good faith determination of the amount of such losses or out-of-pocket expenses, as set forth in writing and accompanied by calculations in reasonable detail demonstrating the basis for its demand, shall be presumptively correct absent manifest error.

          (b) Losses subject to reimbursement hereunder shall include, without limiting the generality of the foregoing, lost margins, expenses incurred by any Lender or any participant of such Lender permitted hereunder in connection with the re-employment of funds prepaid, paid, repaid, not borrowed, or not paid, as the case may be, and will be payable whether the applicable Maturity Date is changed by virtue of an amendment hereto (unless such amendment expressly waives such payment) or as a result of acceleration of the Loans.

     Section 2.11  Pro Rata Treatment.
                   ------------------

          (a)  Advances.  Each Advance under the Revolving Loan Commitments from
               --------
the Lenders hereunder shall be made pro rata on the basis of the applicable Commitment Ratios of the Lenders having a Revolving Loan Commitment. Each Advance under the Term Loan A Commitment shall be made pro rata on the basis of the applicable Commitment Ratios of the Lenders having Term Loan A Commitments. Each Advance under the Term Loan B Commitment shall be made pro rata on the basis of the applicable Commitment Ratios of the Lenders having a Term Loan B Commitments.

          (b)  Payments.  Each payment and prepayment of principal of the Loans,
               --------
and, except as provided in Section 2.2(e) hereof and Article 10 hereof, each payment of interest on the Loans, shall be made to the Lenders pro rata on the basis of their respective unpaid principal amounts outstanding under the applicable Loans immediately prior to such payment or prepayment. If any Lender shall obtain any payment (whether involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans in excess of its ratable share of the Loans under its applicable Commitment Ratio, such Lender shall forthwith purchase from the other Lenders such participations in the portion of the applicable Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess
                   --------  -------
payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each such other Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery. The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 2.11(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including, without limitation, the right of set-off) with respect to such participation as fully as if such purchasing Lender were the direct creditor of the Borrowers in the amount of such participation.

          (c) Commitment Reductions.  Any reduction of the Revolving Loan
              ---------------------
Commitments or Term Loan A Commitments required or permitted hereunder shall reduce, as applicable, the Revolving Loan Commitment and Term Loan A Commitment of each Lender having such a commitment on a pro rata basis based on the Commitment Ratio of such Lender for such commitment.

     Section 2.12  Capital Adequacy.  If after the date hereof, the adoption of
                   ----------------
any Applicable Law regarding the capital adequacy of banks or bank holding companies, or any change in Applicable Law (whether adopted before or after the Agreement Date) or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (or the bank holding company of such Lender) with any directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on any Lender's capital as a consequence of its obligations hereunder with respect to the Loans and the Commitments to a level below that which it could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such Lender's (or the bank holding company of such Lender) capital was fully utilized prior to such adoption, change or compliance) by an amount reasonably deemed by such Lender to be material, then, upon demand by such Lender, the Borrowers shall promptly pay, on a joint and several basis, to such Lender such additional amounts as shall be sufficient to compensate such Lender (on an after-tax basis) for such reduced return, together with interest on such amount from the fourth (4th) Business Day after the date of demand or the applicable Maturity Date, as applicable, until payment in full thereof at the Default Rate. A certificate of such Lender setting forth the amount to be paid to such Lender by the Borrowers as a result of any event referred to in this paragraph and supporting calculations in reasonable detail shall be presumptively correct absent manifest error.

     Section 2.13  Lender Tax Forms.  On or prior to the Agreement Date and, to
                   ----------------
the extent permitted by applicable U.S. Federal law, on or prior to the first Business Day of each calendar year thereafter, each Lender which is organized in a jurisdiction other than the United States shall provide each of the Administrative Agent and the Borrowers (a), if such Lender is a "bank" under
Section 881(c)(3)(A) of the Code, with a properly executed originals of Forms 4224 or 1001 (or any successor form) prescribed by the Internal Revenue Service or other documents satisfactory to the Borrowers and the Administrative Agent, and properly executed Internal Revenue Service Forms W-8 or W-9, as the case may be, certifying (i) as to such Lender's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Lender hereunder and under the Notes or (ii) that all payments to be made to such Lender hereunder and under the Notes are subject to such taxes at a rate reduced to zero by an applicable tax treaty, or (b), if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and intends to claim exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Lender delivers a Form W-8, a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a ten-percent (10%) shareholder (within the meaning of Section 871(h)(3)(B) of the Code and is not a controlled foreign corporation related to the Borrowers (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Lender, indicating that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes as permitted by the Code. To the extent permitted by applicable U.S. Federal law, each such Lender agrees to provide the Administrative Agent and the Borrowers with new forms prescribed by the Internal Revenue Service upon the expiration or obsolescence of any previously delivered form, or after the occurrence of any event requiring a change in the most recent forms delivered by it to the Administrative Agent and the Borrowers.

     Section 2.14  Letters of Credit.
                   -----------------

          (a) Subject to the terms and conditions hereof, the Issuing Bank, on behalf of the Lenders having a Revolving Loan Commitment, and in reliance on the agreements of such Lenders set forth in Section 2.14(d) hereof, hereby agrees to issue one or more Letters of Credit up to an aggregate face amount equal to the Available Letter of Credit Commitment determined immediately prior to giving effect to the issuance thereof; provided, however, that the Issuing Bank shall
                                --------  -------
not issue any Letter of Credit (i) unless the conditions precedent to the issuance thereof set forth in Section 3.3 hereof have been satisfied, (ii) if any Default then exists or would be caused thereby, (iii) if, after giving effect to such issuance, the Available Revolving Loan Commitment would be less than zero or (iv) within thirty (30) days preceding the Maturity Date; and provided further, however, that at no time shall the aggregate amount of the
-------- -------  -------
Letter of Credit Obligations outstanding hereunder exceed $50,000,000.00. Each Letter of Credit shall (A) be payable at sight, (B) be denominated in United States dollars, (C) expire, (i) with respect to Standby Letters of Credit, no later than the earlier to occur of (x) the fifth Business Day preceding the Revolving Loan Maturity Date and (y) 360 days after its date of issuance (but may contain provisions for automatic renewal provided that no Default or Event of Default exists on the renewal date or would be caused by such renewal), and
(ii) with respect to Commercial Letters of Credit, no later than the earlier to occur of (x) the thirtieth day preceding the Revolving Loan Maturity Date and
(y) 180 days after its date of Issuance (but may contain provisions for automatic renewal provided that no Default or Event of Default exists on the renewal date or would be caused by such renewal). Each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 and, to the extent not inconsistent therewith, the laws of the

State of New York. The Issuing Bank shall not at any time be obligated to issue, or cause to be issued, any Letter of Credit if such issuance would conflict with, or cause the Issuing Bank to exceed any limits imposed by, any Applicable Law. If a Letter of Credit provides that it is automatically renewable unless notice is given by the Issuing Bank that it will not be renewed, the Issuing Bank shall not be bound to give a notice of non-renewal unless directed to do so by Lenders having in the aggregate at least fifty-one percent (51%) of the Revolving Loan Commitment at least sixty-five (65) days prior to the then scheduled expiration date of such Letter of Credit.

          (b) Any Borrower may from time to time request the Issuing Bank to issue Letters of Credit. The Borrower shall execute and deliver to the Administrative Agent and the Issuing Bank a Request for Issuance of Letter of Credit for each Letter of Credit to be issued by the Issuing Bank not later than 12:00 noon (New York, New York time) on the fifth (5th) Business Day preceding the date on which the requested Letter of Credit requested is to be issued, or such shorter notice as may be acceptable to the Issuing Bank and the Administrative Agent. Upon receipt of any such Request for Issuance of Letter of Credit, subject to satisfaction of all conditions precedent thereto as set forth in Section 3.3 hereof, the Issuing Bank shall process such Request for Issuance of Letter of Credit and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby. The Issuing Bank shall furnish a copy of such Letter of Credit (or any amendment thereto or renewal or extension thereof) to the Borrowers, the Administrative Agent and each of the Lenders following the issuance thereof.
The Borrower shall pay or reimburse the Issuing Bank for normal and customary costs and expenses incurred by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering the Letters of Credit.

          (c) At such time as the Administrative Agent shall be notified by the Issuing Bank that the beneficiary under any Letter of Credit has drawn on the same, the Administrative Agent shall promptly notify the Borrowers and each Lender having a Revolving Loan Commitment, by telephonic notice, followed promptly by written notice, of the amount of the draw and, in the case of each such Lender, such Lender's portion of such draw amount as calculated in accordance with its respective Commitment Ratio under the Revolving Loan Commitment.

          (d) The Borrowers hereby agree to immediately reimburse the Issuing Bank for amounts paid by the Issuing Bank in respect of draws under a Letter of Credit issued at a Borrower's request. In order to facilitate such repayment, the Borrowers hereby irrevocably request the Lenders having a Revolving Loan Commitment, and such Lenders hereby severally agree, on the terms and conditions of this Agreement (other than as provided in Article 2 hereof with respect to the amounts of, the timing of requests for, and the repayment of Advances hereunder and in Article 3 hereof with respect to conditions precedent to Advances hereunder), with respect to any honoring of any draw under a Letter of Credit prior to the occurrence of an Event of Default under Section 8.1(f) or
(g) hereof, to make an Advance (which Advance may be a LIBOR Advance if the Borrowers so request in a timely manner or may be Converted to a LIBOR Advance as provided in the Loan Agreement) to the Borrowers on each day on which the

Issuing Bank honors a draw is made under any Letter of Credit and in the amount of such draw, and to pay the proceeds of such Advance directly to the Issuing Bank to reimburse the Issuing Bank for the amount paid by it upon such draw. Each Lender having a Revolving Loan Commitment shall pay its share of such Advance by paying its portion of such Advance to the Administrative Agent in accordance with Section 2.2(e) hereof and its respective Commitment Ratio under the Revolving Loan Commitments, without reduction for any set-off or counterclaim of any nature whatsoever and regardless of whether any Default or Event of Default (other than with respect to an Event of Default under Section 8.1(f) or (g) hereof) then exists or would be caused thereby. If at any time that any Letters of Credit are outstanding, any of the events described in clauses of Section 8.1(f) or (g) hereof shall have occurred and be continuing, then each Lender having a Revolving Loan Commitment shall, automatically upon the occurrence of any such event and without any action on the part of the Issuing Bank, the Borrowers, the Administrative Agent or such Lenders, be deemed to have purchased an undivided participation in the face amount of all Letters of Credit then outstanding in an amount equal to such Lender's respective Commitment Ratio under the Revolving Loan Commitments, and each Lender having a Revolving Loan Commitment shall, notwithstanding such Event of Default, upon a drawing being honored under any Letter of Credit, immediately pay to the Administrative Agent for the account of the Issuing Bank, in immediately available funds, the amount of such Lender's participation (and the Issuing Bank shall deliver to such Lender a loan participation certificate dated the date of the occurrence of such event and in the amount of such Lender's respective Commitment Ratio under the Revolving Loan Commitments). The disbursement of funds in connection with a draw under a Letter of Credit pursuant to this
Section 2.14(d) shall be subject to the terms and conditions of Section 2.2(e) hereof. The obligation of each Lender having a Revolving Loan Commitment to make payments to the Administrative Agent, for the account of the Issuing Bank, in accordance with this Section 2.14 shall be absolute and unconditional and no such Lender shall be relieved of its obligations to make such payments by reason of noncompliance by any other Person with the terms of the Letter of Credit or for any other reason. The Administrative Agent shall promptly remit to the Issuing Bank the amounts so received from the other Lenders. Any overdue amounts payable by the Lenders having a Revolving Loan Commitment to the Issuing Bank in respect of a draw under any Letter of Credit shall bear interest, payable on demand, at the rate on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day by the Federal Reserve Bank of New York.

          (e) The Borrowers agree that any action taken or omitted to be taken by the Issuing Bank in connection with any Letter of Credit, except for such actions or omissions as shall constitute gross negligence or willful misconduct on the part of the Issuing Bank, shall be binding on the Borrowers as between the Borrowers and the Issuing Bank, and shall not result in any liability of the Issuing Bank to the Borrowers. The obligation of the Borrowers to reimburse the Lenders for Advances made to reimburse the Issuing Bank for draws under the Letter of Credit shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, the following circumstances:

               (i) any lack of validity or enforceability of any Loan Document;

               (ii) any amendment or waiver of or consent to any departure from any or all of the Loan Documents;

               (iii) any improper use which may be made of any Letter of Credit or any improper acts or omissions of any beneficiary or transferee of any Letter of Credit in connection therewith;

               (iv) the existence of any claim, set-off, defense or any right which the Borrowers may have at any time against any beneficiary or any transferee of any Letter of Credit (or Persons for whom any such beneficiary or any such transferee may be acting) or any Lender (other than the defense of payment to such Lender in accordance with the terms of this Agreement) or any other Person, whether in connection with any Letter of Credit, any transaction contemplated by any Letter of Credit, this Agreement, any other Loan Document, or any unrelated transaction;

               (v) any statement or any other documents presented under any Letter of Credit proving to be insufficient, forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever, provided that the same shall not have resulted from
                         --------
     gross negligence or willful misconduct of the Issuing Bank;

               (vi) the insolvency of any Person issuing any documents in connection with any Letter of Credit;

               (vii) any breach of any agreement between the Borrowers and any beneficiary or transferee of any Letter of Credit, provided that the same
                                                        --------
     shall not have resulted from the gross negligence or willful misconduct of the Issuing Bank;

               (viii) any irregularity in the transaction with respect to which any Letter of Credit is issued, including any fraud by the beneficiary or any transferee of such Letter of Credit, provided that the same shall not
                                              --------
     have resulted from the gross negligence or willful misconduct of the Issuing Bank;

               (ix) any errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, wireless or otherwise, whether or not they are in code, provided that the
                                                             --------
     same shall not have resulted from the gross negligence or willful misconduct of the Issuing Bank;

               (x) any act, error, neglect or default, omission, insolvency or failure of business of any of the correspondents of the Issuing Bank, provided that the same shall not have resulted from the gross negligence or
     --------
     willful misconduct of the Issuing Bank;

               (xi) any other circumstances arising from causes beyond the control of the Issuing Bank;

               (xii) payment by the Issuing Bank under any Letter of Credit against presentation of a sight draft or a certificate which does not comply with the terms of such Letter of Credit, provided that the same
                                                     --------
     shall not have resulted from gross negligence or willful misconduct of the Issuing Bank; and

               (xiii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided that the same shall not
                                             --------
     have resulted from the result of gross negligence or willful misconduct of the Issuing Bank or any other Lender.

          (f) If any change in Applicable Law, any change in the interpretation or administration thereof, or any change in compliance with Applicable Law by the Issuing Bank or any Lender having a Revolving Loan Commitment as a result of any official request or directive of any governmental authority, central bank or comparable agency (whether or not having the force of law) shall (i) impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, capital adequacy, assessment or other requirements or conditions against Letters of Credit issued by the Issuing Bank or against participations by any other Lender in the Letters of Credit or (ii) impose on the Issuing Bank or any other Lender any other condition regarding any Letter of Credit or any participation therein, and the result of any of the foregoing in the reasonable determination of the Issuing Bank or such Lender, as the case may be, is to increase the cost to the Issuing Bank or such Lender of issuing or maintaining any Letter of Credit or purchasing or maintaining any participation therein, as the case may be, by an amount (which amount shall be reasonably determined) deemed by the Issuing Bank or such Lender to be material, and the designation of a different lending office will not avoid the need for additional compensation (without creating other unreimbursed costs or disadvantage to such Lender), then, on request by the Issuing Bank or such Lender, the Borrower shall pay, within ten (10) days after demand, the Issuing Bank or such Lender, as the case may be, such additional amount or amounts as the Issuing Bank or such Lender, as the case may be, so determines will compensate it on an after-tax basis for such increased costs. A certificate of the Issuing Bank or such Lender setting forth the amount, and in reasonable detail the basis for the Issuing Bank or such Lender's determination of such amount, to be paid to the Issuing Bank or such Lender by the Borrower as a result of any event referred to in this paragraph shall, absent manifest error, be conclusive.

          (g) Each Lender having a Revolving Loan Commitment shall be responsible for its pro rata share (based on such Lender's respective Commitment Ratio under the Revolving Loan Commitments) of any and all reasonable out-of-pocket costs, expenses (including reasonable legal fees) and disbursements which may be incurred or made by the Issuing Bank in connection with the collection of any amounts due under, the administration of, or the presentation or enforcement of any rights conferred by any Letter of Credit, the Borrowers' or any guarantor's obligations to reimburse or otherwise. In the event the Borrowers shall fail to pay such expenses of the Issuing Bank within ten (10) days after demand for payment by the Issuing Bank, each Lender having a Revolving Loan Commitment shall thereupon pay to the Issuing Bank its pro rata share (based on such Lender's respective Commitment Ratio under the Revolving Loan Commitments) of such expenses within five (5) days from the date of the

Issuing Bank's notice to the Lenders having a Revolving Loan Commitment of the Borrowers' failure to pay; provided, however, that if the Borrowers or any
                           --------  -------
guarantor shall thereafter pay such expense, the Issuing Bank will repay to each Lender having a Revolving Loan Commitment the amounts received from such Lender hereunder.

          (h) The Borrowers agree that each Advance by the Lenders having a Revolving Loan Commitments to reimburse the Issuing Bank for draws under any Letter of Credit, shall, for all purposes hereunder, be deemed to be an Advance under the Revolving Loan Commitment to the Borrowers and shall be payable and bear interest in accordance with all other Revolving Loans to the Borrowers.

          (i) The Borrowers will indemnify and hold harmless the Administrative Agent, the Issuing Bank and each Lender and each of the foregoing Person's respective employees, representatives, officers and directors from and against any and all claims, liabilities, obligations, losses (other than loss of profits), damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys' fees, but excluding taxes) which may be imposed on, incurred by or asserted against the Administrative Agent, the Issuing Bank or any such other Lender in any way relating to or arising out of the issuance of a Letter of Credit, except that the Borrowers shall not be liable to the Administrative Agent, the Issuing Bank or any such Lender for any portion of such claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the gross negligence or willful misconduct of the Person seeking indemnification as determined by a non-appealable judicial order. This Section 2.14(i) shall survive termination of this Agreement.

     Section 2.15  Incremental Facility Advances.
                   ------------------------------

          (a) Subject to the terms and conditions of this Agreement, the Borrowers may request the Incremental Facility Commitments on any Business Day; provided, however, that the Borrowers may not request the Incremental Facility
--------  -------
Commitments, or an Advance thereunder, during the continuance of any Default or Event of Default, including, without limitation, any Default or Event of Default that would result after giving effect thereto; and provided, further, that the
                                                   --------  -------
Borrowers may not request Incremental Facility Commitments (each of which commitments may be from more than one Lender) which exceed $500,000,000.00 in the aggregate. The sum of the aggregate amount of the Incremental Facility Commitments and the aggregate amount of outstanding Incremental Facility Advances shall not exceed $500,000,000.00. The Incremental Facility Maturity Date shall be no earlier than six (6) calendar months after the Term Loan B Maturity Date. The decision of any Lender to make an Incremental Facility Commitment to the Borrowers shall be at such Lender's sole discretion. Persons not then Lenders may be included as Lenders having Incremental Facility Commitments with the written approval of the Borrowers and the Administrative Agent (such approval not to be unreasonably withheld, delayed or conditioned). The Incremental Facility Commitments (i) may be in the form of a revolving or a term credit facility, and (ii) must be governed by this Agreement and the other Loan Documents and be on terms and conditions no more restrictive when viewed as a whole than those set forth herein and therein. This Section
2.15 may be amended with the written consent of the Borrowers and the Majority Lenders.

          (b) Prior to the effectiveness of any Incremental Facility Commitment, the Borrowers shall (i) deliver to the Administrative Agent and the Lenders a Notice of Incremental Facility Commitments (which shall set forth the terms and provisions with respect to, among other things, interest rates, fees and scheduled amortization with respect to Advances under such Incremental Facility Commitment) and (ii) provide revised projections to the Administrative Agent and Lenders, which shall be in form and substance reasonably satisfactory to the Administrative Agent and which shall demonstrate the Borrowers' ability to timely repay such Incremental Facility Commitments and any Advances thereunder and to comply with the covenants contained in Sections 7.8, 7.9, 7.10 and 7.11 hereof.

          (c) No Incremental Facility Commitment shall, by itself, result in any reduction of the Revolving Loan Commitment or Term Loan A Commitment, or of the Commitment Ratios with respect thereto, of the Lender making such Incremental Facility Commitment.

          (d) Advances under the Incremental Facility Commitments shall (i) bear interest at the Base Rate Basis or the LIBOR Basis or such other reasonable rate agreed to by the Lenders making such Advances, (ii) subject to Section 2.15(a) hereof, be repaid as agreed to by the Borrowers and the Lenders making such Advances, (iii) for all purposes be Loans and Obligations hereunder and under the Loan Documents, (iv) be represented by Incremental Facility Notes in substantially the form of Exhibit T attached hereto, and (v) shall rank pari
                          ---------
passu with the other Loans for purposes of Sections 2.9 and 8.2 hereof.

          (e) Advances under the Incremental Facility Commitments shall be requested by the Borrowers pursuant to a request (which shall be in substantially the form of a Request for Advance) delivered in the same manner as a Request for Advance, but shall be funded pro rata only by those Lenders holding the Incremental Facility Commitments.


                        ARTICLE 3 Conditions Precedent

     Section 3.1  Conditions Precedent to Effectiveness of this Agreement.  The
                  -------------------------------------------------------
effectiveness of this Agreement is subject to the prior or contemporaneous fulfillment of each of the following conditions:

          (a) the Administrative Agent and the Lenders shall have received each of the following, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent and the Lenders:

              (i)  this Agreement duly executed;

              (ii) duly executed Notes;

               (iii) duly executed Security Documents;

               (iv) the loan certificate of AT L.P. dated as of the Agreement Date, in substantially the form attached hereto as Exhibit U, including a
                                                        ---------
     certificate of incumbency with respect to each Authorized Signatory of such Person, together with the following items: (A) a true, complete and correct copy of the Certificate of Formation and Limited Partnership and Agreement of Limited Partnership of AT L.P. as in effect on the Agreement Date, (B) certificates of good standing for AT L.P. issued by the Secretary of State or similar state official for the state of formation of ATS and for each state in which AT L.P. is required to qualify to do business and (C) a true, complete and correct copy of the corporate resolutions of the general partner of AT L.P. authorizing AT L.P. to execute, deliver and perform this Agreement and the other Loan Documents;

               (v) the loan certificate of AT Inc. dated as of the Agreement Date, in substantially the form attached hereto as Exhibit V, including a
                                                        ---------
     certificate of incumbency with respect to each Authorized Signatory of such Person, together with the following items: (A) a true, complete and correct copy of the Certificate of Incorporation and By-laws of AT Inc. as in effect on the Agreement Date, (B) certificates of good standing for AT Inc. issued by the Secretary of State or similar state official for the state of incorporation of AT Inc. and for each state in which AT Inc. is required to qualify to do business, and (C) a true, complete and correct copy of the corporate resolutions of AT Inc. authorizing AT Inc. to execute, deliver and perform this Agreement and the other Loan Documents;

               (vi) the loan certificate of ATC Teleports dated as of the Agreement Date, in substantially the form attached hereto as Exhibit V,
                                                                  ---------
     including a certificate of incumbency with respect to each Authorized Signatory of such Person, together with the following items: (A) a true, complete and correct copy of the Certificate of Incorporation and By-laws of ATC Teleports as in effect on the Agreement Date, (B) certificates of good standing for ATC Teleports issued by the Secretary of State or similar state official for the state of incorporation of ATC Teleports and for each state in which ATC Teleports is required to qualify to do business, and (C) a true, complete and correct copy of the corporate resolutions of ATC Teleports authorizing ATC Teleports to execute, deliver and perform this Agreement and the other Loan Documents;

               (vii) the loan certificate of the Parent dated as of the Agreement Date, in substantially the form attached hereto as Exhibit W,
                                                                  ---------
     including a certificate of incumbency with respect to each Authorized Signatory of such Person, together with the following items: (A) a true, complete and correct copy of the Certificate of Incorporation and By-laws of the Parent as in effect on the Agreement Date, (B) certificates of good standing for the Parent issued by the Secretary of State or similar state official for the state of incorporation of the Parent and for each state in which the Parent is required to qualify to do business, and (C) a true, complete and correct copy of the corporate resolutions of the

     Parent authorizing the Parent to execute, deliver and perform the Loan Documents to which it is a party;

               (viii) the loan certificate of ATC GP dated as of the Agreement Date, in substantially the form attached hereto as Exhibit V, including a
                                                        ---------
     certificate of incumbency with respect to each Authorized Signatory of such Person, together with the following items: (A) a true, complete and correct copy of the Certificate of Incorporation and By-laws of ATC GP as in effect on the Agreement Date, (B) certificates of good standing for ATC GP issued by the Secretary of State or similar state official for the state of incorporation of ATC GP and for each state in which ATC GP is required to qualify to do business, and (C) a true, complete and correct copy of the corporate resolutions of ATC GP authorizing ATC GP to execute, deliver and perform the Loan Documents to which it is a party;

               (ix) the loan certificate of ATC Holding dated as of the Agreement Date, in substantially the form attached hereto as Exhibit V,
                                                                  ---------
     including a certificate of incumbency with respect to each Authorized Signatory of such Person, together with the following items: (A) a true, complete and correct copy of the Certificate of Incorporation and By-laws of ATC Holding as in effect on the Agreement Date, (B) certificates of good standing for ATC Holding issued by the Secretary of State or similar state official for the state of incorporation of ATC Holding and for each state in which ATC Holding is required to qualify to do business, and (C) a true, complete and correct copy of the corporate resolutions of ATC Holding authorizing ATC Holding to execute, deliver and perform the Loan Documents to which it is a party;

               (x) a loan certificate of each Restricted Subsidiary dated as of the Agreement Date, in substantially the form attached hereto as Exhibit
                                                                         -------
     X, including a certificate of incumbency with respect to each Authorized
     -
     Signatory of such Person, together with the following items: (A) a true, complete and correct copy of the Articles or Certificate of Incorporation or Formation and of the By-laws or Operating or Partnership Agreement of such Person as in effect on the Agreement Date, (B) certificates of good standing for such Person issued by the Secretary of State or similar state official for the state of incorporation or formation of such Person and for each state in which such Person is required to qualify to do business, and
     (C) a true, complete and correct copy of the resolutions of such Person (or another appropriate Person) authorizing such Person to execute, deliver and perform the Loan Documents to which it is a party and (D) a true, complete and correct copy of any shareholders' agreements or voting agreements in effect with respect to the Ownership Interests of such Person;

               (xi) copies of insurance binders or certificates covering the assets of the Borrowers and the Restricted Subsidiaries, and otherwise meeting the requirements of Section 5.5 hereof, together with copies of the underlying insurance policies;

               (xii) legal opinion of Sullivan & Worcester LLP, counsel to the Borrowers, addressed to each Lender and the Administrative Agent and dated as of the Agreement Date;

               (xiii) duly executed Certificate of Financial Condition for the Borrowers and the Restricted Subsidiaries on a consolidated and consolidating basis, given by the chief financial officer of AT Inc.;

               (xiv) copies of the most recent quarterly financial statements of the Borrowers and the Restricted Subsidiaries, certified by the chief financial officer of AT Inc.;

               (xv) delivery to the Administrative Agent of all possessory collateral, including, without limitation, any pledged notes or pledged stock;

               (xvi) certified copies of each of the material documents relating to transactions contemplated herein involving AirTouch, AT&T, Triton, TV Azteca, 116 Huntington, ICG and Unisite; and

               (xvii) all such other documents as the Administrative Agent may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so requested;

          (b) the Administrative Agent and the Lenders shall have received evidence satisfactory to them that all Necessary Authorizations, other than Necessary Authorizations the absence of which could not reasonably be expected to have, individually or in the aggregate, a Materially Adverse Effect, including all necessary consents to the closing of this Agreement, have been obtained or made, are in full force and effect and are not subject to any pending or, to the Knowledge of the Borrowers, threatened reversal or cancellation, and the Administrative Agent and the Lenders shall have received a certificate of an Authorized Signatory so stating;

          (c) the Borrowers shall certify to the Administrative Agent and the Lenders that each of the representations and warranties in Article 4 hereof are true and correct in all material respects as of the Agreement Date, that no Default or Event of Default then exists or is continuing and that no material adverse change has occurred in the financial condition, business operations, prospects or properties of the Borrowers and the Restricted Subsidiaries, on a consolidated basis, since the most recent fiscal year end and fiscal quarter end;

          (d) the Borrowers shall have paid to the Administrative Agent for the account of each Lender the facility fees set forth in those letter agreements dated the Agreement Date in favor of each Lender;

          (e) the Borrowers shall have submitted a Request for Advance requesting an Advance under the Term Loan B Commitments of an amount equal to the Available Term Loan B Commitment; and

          (f) the Interest Reserve shall have been established on terms and conditions satisfactory to the Majority Lenders.

     Section 3.2  Conditions Precedent to Each Advance.  The obligation of the
                  ------------------------------------
Lenders to make each Advance on or after the Agreement Date is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such Advance:

          (a) all of the representations and warranties of the Borrowers under this Agreement and the other Loan Documents (including, without limitation, all representations and warranties with respect to the Restricted Subsidiaries), which, pursuant to Section 4.2 hereof, are made at and as of the time of such Advance, shall be true and correct at such time in all material respects, both before and after giving effect to the application of the proceeds of such Advance, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of such representations and warranties, and no Default or Event of Default hereunder shall then exist or be caused thereby;

          (b) the Administrative Agent shall have received a duly executed Request for Advance;

          (c) the incumbency of the Authorized Signatories shall be as stated in the applicable certificate of incumbency contained in the certificates of the Borrowers delivered pursuant to Section 3.1(a) (iv) and (v) hereof or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Agent and the Lenders having the applicable Commitment;

          (d) the Administrative Agent and the Lenders having the applicable Commitment shall have received all such other certificates, reports, statements, opinions of counsel (if such Advance is in connection with an Acquisition) or other documents as the Administrative Agent or any Lender having the applicable Commitment may reasonably request; and

          (e) with respect to any Advance relating to any Acquisition or the formation of any Restricted Subsidiary which is permitted hereunder, the Administrative Agent and the Lenders having the applicable Commitment shall have received such documents and instruments relating to such Acquisition or formation of a new Restricted Subsidiary as are described in Section 5.13 hereof or otherwise required herein; and

          (f) with respect to any Advance prior to the Borrowing Base Termination Date, the Borrowers shall certify to the Administrative Agent and the Lenders having the applicable Commitment that the Borrowers are in compliance with the Borrowing Base formula set forth herein after giving effect to such Advance.

     Section 3.3  Conditions Precedent to Issuance of Letters of Credit.  The
                  -----------------------------------------------------
obligation of the Issuing Bank to issue each Letter of Credit hereunder is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such issuance:

          (a) all of the representations and warranties of the Borrowers under this Agreement, which, in accordance with Section 4.2 hereof, are made at and as of the time of an Advance, shall be true and correct, both before and after giving effect to the issuance of such Letter of Credit;

          (b) the Administrative Agent shall have received a duly executed Request for Issuance of Letter of Credit;

          (c) the incumbency of the Authorized Signatories shall be as stated in the applicable certificate of incumbency contained in the certificate of the Borrowers delivered pursuant to Section 3.1(a)(iv) and (v) hereof or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Agent and the Lenders having a Revolving Loan Commitment;

          (d) there shall not exist, on the date of the issuance of such Letter of Credit and after giving effect thereto, a Default or an Event of Default hereunder;

          (e) the Administrative Agent, the Issuing Bank and each of the Lenders having a Revolving Loan Commitment shall have received all such other certificates, reports, statements, opinions of counsel (if such Letter of Credit is in connection with an Acquisition) or other documents as any of them may reasonably request; and

          (f) with respect to any Letter of Credit prior to the Borrowing Base Termination Date, the Borrowers shall certify to the Administrative Agent and the Lenders having a Revolving Loan Commitment that the Borrowers are in compliance with the Borrowing Base formula set forth herein after giving effect to such Letter of Credit.


                   ARTICLE 4 Representations and Warranties

     Section 4.1  Representations and Warranties.  The Borrowers hereby agree,
                  ------------------------------
represent and warrant, upon the Agreement Date and on the date of each Advance, in favor of the Administrative Agent and each Lender that:

          (a) Organization; Ownership; Power; Qualification.  AT L.P. is a
              ---------------------------------------------
limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of AT Inc. and ATC Teleports is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Borrower has the power and authority to own its properties and to carry on its business as now being and as proposed hereafter to be conducted. Except as set forth on Schedule 3 attached hereto, each
                                         ----------
Restricted Subsidiary is a corporation, limited liability company or limited partnership duly organized or formed, validly existing and in good standing under the laws of the state of its formation and has the power and authority to own its properties and to carry on its business as now being and as proposed hereafter to be conducted. The Borrowers and the Restricted Subsidiaries are duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except where failure to be so qualified, in the aggregate, could not reasonably be expected to have a Materially Adverse Effect.

          (b) Authorization; Enforceability.  AT L.P. has the partnership power
              -----------------------------
and each of AT Inc. and ATC Teleports has the corporate power and each has taken all necessary action to authorize it to borrow hereunder, to execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Borrowers and is, and each of the other Loan Documents to which the Borrowers are parties is, a legal, valid and binding obligation of each Borrower and enforceable against each Borrower in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity.

          (c) Subsidiaries: Authorization; Enforceability.  The Restricted
              -------------------------------------------
Subsidiaries and the direct and indirect ownership thereof by AT L.P., AT Inc. and ATC Teleports as of the Agreement Date are as set forth on Schedule 2
                                                               ----------
attached hereto, and, to the extent such Restricted Subsidiaries are corporations, AT L.P., AT Inc. and ATC Teleports, as the case may be, have, subject to the provisions of the Security Documents, the unrestricted right to vote the issued and outstanding shares of each directly owned Restricted Subsidiary shown thereon and such shares of such Restricted Subsidiaries have been duly authorized and issued and are fully paid and nonassessable. Each Restricted Subsidiary that is a corporation has the corporate power and has taken all necessary corporate action to authorize it to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated by this Agreement and by such Loan Documents. Each of the Loan Documents to which any Restricted Subsidiary is party is a legal, valid and binding obligation of such Restricted Subsidiary enforceable against such Restricted Subsidiary in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity. The ownership interest in each of the Restricted Subsidiaries represents a direct or indirect controlling interest by AT L.P., AT Inc. or ATC Teleports of such Restricted Subsidiary for purposes of directing or causing the direction of the management and policies of each Restricted Subsidiary.

          (d) Compliance with Other Loan Documents and Contemplated
              -----------------------------------------------------
Transactions.  The execution, delivery and performance, in accordance with their
------------
respective terms, by the Borrowers of this Agreement and the Notes, and by the Borrowers and the Restricted Subsidiaries of each of the other Loan Documents to which they are respectively party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval, governmental or otherwise, not already obtained, (ii) violate any Applicable Law respecting any Borrower or any Restricted Subsidiary, (iii) conflict with, result in a breach of, or constitute a default under the certificate or articles of incorporation or by-laws or partnership agreements, as the case may be, as amended, of any Borrower or of any Restricted Subsidiary, or under any material indenture, agreement, or other instrument, including without limitation the Licenses, to which any Borrower or any Restricted Subsidiary is a party or by which any of them or their respective properties may be bound, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Borrower or any Restricted Subsidiary, except for Permitted Liens.

          (e) Business.  The Borrowers, together with their Subsidiaries, are
              --------
engaged in the business of owning, constructing, managing, operating, and investing in communications tower facilities and in the video, voice and data transmission business.

          (f) Licenses, etc.  The Licenses have been duly issued and are in full
              --------------
force and effect. The Borrowers and the Restricted Subsidiaries are in compliance in all material respects with all of the provisions thereof. The Borrowers and the Restricted Subsidiaries have secured all Necessary Authorizations, except for such Necessary Authorizations the failure of which to secure would not reasonably be expected to have, individually or in the aggregate, a Materially Adverse Effect, and all such Necessary Authorizations are in full force and effect. Neither any License nor any Necessary Authorization is the subject of any pending or, to the Knowledge of any Borrower, threatened revocation which, if determined adversely to any Borrower or any Restricted Subsidiary would not reasonably be expected to have, individually or in the aggregate, a Materially Adverse Effect.

          (g) Compliance with Law.  The Borrowers and the Restricted
              -------------------
Subsidiaries are in compliance with all Applicable Law, except where the failure to be in compliance would not individually or in the aggregate have a Materially Adverse Effect.

          (h) Title to Assets.  As of the Agreement Date, the Borrowers and the
              ---------------
Restricted Subsidiaries have good, legal and marketable title to, or a valid leasehold interest in, all of their respective assets, except for such exceptions as would not reasonably be expected to have, individually or in the aggregate, a Materially Adverse Effect. None of the properties or assets of any Borrower or any of the Restricted Subsidiaries is subject to any Liens, except for Permitted Liens and Liens under the Prior Loan Agreement and related documents. Except for financing statements evidencing Permitted Liens, no financing statement under the Uniform Commercial Code as in effect in any jurisdiction and no other filing which names any Borrower or any Restricted Subsidiary as debtor or which covers or purports to cover any of the assets of any Borrower or any Restricted Subsidiary is currently effective and on file in any state or other jurisdiction, other than such financing statements, if any, as to which the obligations secured thereby have been repaid in their entirety, and no Borrower nor any Restricted Subsidiary has signed any such financing statement or filing or any security agreement authorizing any secured party thereunder to file any such financing statement or filing other than the Prior Loan Agreement and related documents.

          (i) Litigation.  As of the Agreement Date, there is no action, suit,
              ----------
proceeding or investigation pending against, or, to the Knowledge of the Borrowers, threatened against or in any other manner relating adversely to, any Borrower or any Restricted Subsidiary or any of their respective properties, including without limitation the Licenses, in any court or before any arbitrator of any kind or before or by any governmental body (including, without limitation, the FCC) except as set forth on Schedule 4 attached hereto (as such
                                            ----------
schedule may be updated from time to time). No such action, suit, proceeding or investigation (i) calls into question the validity of this Agreement or any other Loan Document, or (ii) individually or collectively involves the possibility of any judgment or liability not fully covered by insurance which, if determined adversely to any Borrower or any Restricted Subsidiary, would have a Materially Adverse Effect.

          (j) Taxes.  All federal, state and other tax returns of the Borrowers
              -----
and each Restricted Subsidiary required by law to be filed have been duly filed and all federal, state and other taxes, including, without limitation, withholding taxes, assessments and other governmental charges or levies required to be paid by any Borrower or any Restricted Subsidiary or imposed upon any Borrower or any Restricted Subsidiary or any of their respective properties, income, profits or assets, which are due and payable, have been paid, except any such taxes (i) (x) the payment of which any Borrower or any Restricted Subsidiary is diligently contesting in good faith by appropriate proceedings,
(y) for which adequate reserves have been provided on the books of such Person, and (z) as to which no Lien other than a Permitted Lien has attached and no foreclosure, distraint, sale or similar proceedings have been commenced, or (ii) which may result from audits not yet conducted. The charges, accruals and reserves on the books of each Borrower and each of the Restricted Subsidiaries in respect of taxes are, in the judgment of the Borrowers, adequate.

          (k) Financial Statements.  The Borrowers have furnished or caused to
              --------------------
be furnished to the Administrative Agent and the Lenders as of the Agreement Date, the audited financial statements for the Parent and its Subsidiaries on a consolidated basis for the fiscal year ended December 31, 1998, and unaudited financial statements for the Parent and its Subsidiaries for the fiscal quarter ended September 30, 1999, all of which have been prepared in accordance with GAAP and present fairly in all material respects the financial position of the Borrowers and the Restricted Subsidiaries on a consolidated basis, on and as at such dates and the results of operations for the periods then ended (subject, in the case of unaudited financial statements, to normal year-end and audit adjustments). None of the Borrowers nor any of the Restricted Subsidiaries has any material liabilities, contingent or otherwise, other than as disclosed in the financial statements referred to in the preceding sentence or as set forth or referred to in this Agreement.

          (l) No Material Adverse Change.  There has occurred no event since
              --------------------------
December 31, 1998 which has or which could reasonably be expected to have a Materially Adverse Effect.

          (m) ERISA. Each Borrower and each Restricted Subsidiary and each of
              -----
their respective Plans are in compliance with ERISA and the Code, except to the extent that the failure to so comply could not reasonably be expected to have a Materially Adverse Effect, and none of the Borrowers nor any of their ERISA Affiliates, including their Subsidiaries, has incurred any accumulated funding deficiency with respect to any such Plan within the meaning of ERISA or the Code. The Borrowers, each of their Restricted Subsidiaries, and each other ERISA Affiliate have complied in all material respects with all requirements of ERISA. No Borrower nor any of its Restricted Subsidiaries has made any promises of retirement or other benefits to employees, except as set forth in the Plans, in written agreements with such employees, or in such Person's employee handbook and memoranda to employees. No Borrower nor any of its ERISA Affiliates, including their Subsidiaries, has incurred any material liability to PBGC in connection with any such Plan. The assets of each such Plan which is subject to Title IV of ERISA are sufficient to provide the benefits under such Plan, the payment of which PBGC would guarantee if such Plan were terminated, and such assets are also sufficient to provide all other "benefit liabilities" (within the meaning of Section 4041 of ERISA) due under the Plan upon termination. No Reportable Event has occurred and is continuing with respect to any such Plan. No such Plan or trust created thereunder, or party in interest (as defined in Section 3(14) of ERISA), or any fiduciary (as defined in Section 3(21) of ERISA), has engaged in a "prohibited transaction" (as such term is defined in
Section 406 of ERISA or Section 4975 of the Code) which would subject such Plan or any other Plan of any Borrower or any Restricted Subsidiary, any trust created thereunder, or any such party in interest or fiduciary, or any party dealing with any such Plan or any such trust, to the tax or penalty on "prohibited transactions" imposed by Section 502 of ERISA or Section 4975 of the Code. No Borrower nor any of its ERISA Affiliates, including their Subsidiaries, is or has been obligated to make any payment to a Multiemployer Plan.

          (n) Compliance with Regulations T, U and X.  No Borrower nor any of
              --------------------------------------
the Restricted Subsidiaries is engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying, and no Borrower nor any Restricted Subsidiary owns or presently intends to acquire, any "margin security" or "margin stock" as defined in Regulations T, U, and X (12 C.F.R. Parts 220, 221 and 224) (the "Regulations")
                                                                 -----------
of the Board of Governors of the Federal Reserve System ("margin stock").  None
                                                          ------------
of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of the Regulations. No Borrower has taken, caused or authorized to be taken, and will not take any action which might cause this Agreement or the Notes to violate any of the Regulations or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as now in effect or as the same may hereafter be in effect. If so requested by the Administrative Agent, the Borrowers will furnish the Administrative Agent with (i) a statement or statements in conformity with the requirements of Federal Reserve Form U-I referred to in Regulation U of the Board of Governors of the Federal Reserve System and (ii) other documents evidencing its compliance with the margin regulations, reasonably requested by the Administrative Agent. Neither the making of the Loans nor the use of proceeds thereof will violate, or be inconsistent with, the provisions of any of the Regulations.

          (o) Investment Company Act.  No Borrower nor any of the Restricted
              ----------------------
Subsidiaries is required to register under the provisions of the Investment Company Act of 1940, as amended, and neither the entering into or performance by the Borrowers and the Restricted Subsidiaries of this Agreement and the Loan Documents nor the issuance of the Notes violates any provision of such Act or requires any consent, approval or authorization of, or registration with, the Securities and Exchange Commission or any other governmental or public body or authority pursuant to any provisions of such Act.

          (p) Governmental Regulation.  No Borrower nor any of the Restricted
              -----------------------
Subsidiaries is required to obtain any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with the execution and delivery of this Agreement or any other Loan Document. No Borrower nor any Restricted Subsidiary is required to obtain any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with the performance, in accordance with their respective terms, of this Agreement or any other Loan Document, other than filing of appropriate Uniform Commercial Code financing statements.

          (q) Absence of Default, Etc.  The Borrowers and the Restricted
              ------------------------
Subsidiaries are in compliance in all respects with all of the provisions of their respective partnership agreements, Certificates or Articles of Incorporation and By-Laws, as the case may be, and no event has occurred or failed to occur (including, without limitation, any matter which could create a Default hereunder by cross-default) which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, (i) a Default or (ii) a material default by any Borrower or any Restricted Subsidiary under any indenture, agreement or other instrument relating to Indebtedness of such Person in the amount of $10,000,000.00 or more in the aggregate, any material License, or any judgment, decree or order to which any Borrower or any Restricted Subsidiary is a party or by which any Borrower or any Restricted Subsidiary or any of its respective properties may be bound or affected.

          (r) Accuracy and Completeness of Information.  All information,
              ----------------------------------------
reports, prospectuses and other papers and data relating to the Borrowers or any Restricted Subsidiary and furnished by or on behalf of the Borrowers or any Restricted Subsidiary to the Administrative Agent or the Lenders, taken as a whole, were, at the time furnished, true, complete and correct in all material respects to the extent necessary to give the Administrative Agent and the Lenders true and accurate knowledge of the subject matter, and all projections, consisting of a statement of operating statistics, an income statement summary, a debt repayment schedule and pro forma compliance calculations (the "Projections") (i) disclose all assumptions made with respect to costs, general
 -----------
economic conditions, and financial and market conditions formulating the Projections; (ii) are based on reasonable estimates and assumptions; and (iii) reflect, as of the date prepared, and continue to reflect, as of the date hereof, the reasonable estimate of the Borrowers of the results of operations and other information projected therein for the periods covered thereby.

          (s) Agreements with Affiliates.  Except for agreements or arrangements
              --------------------------
with Affiliates wherein the Borrowers or one or more of the Restricted Subsidiaries provides services to or receives services from such Affiliates for fair consideration or which are set forth on Schedule 5 attached hereto, no
                                             ----------
Borrower nor any Restricted Subsidiary has (i) any written agreements or binding arrangements of any kind with any Affiliate or (ii) any management or consulting agreements of any kind with any Affiliate, other than (x) those among the Borrowers, the Restricted Subsidiaries (including the Special Purpose Subsidiaries) and/or the Parent, and (y) employment arrangements with executive officers, including, without limitation, stock option grants of the Parent.

          (t) Payment of Wages.  Each Borrower and each Restricted Subsidiary is
              ----------------
in compliance with the Fair Labor Standards Act, as amended, in all material respects, and to the Knowledge of the Borrowers and each Restricted Subsidiary, such Persons have paid all minimum and overtime wages required by law to be paid to their respective employees.

          (u) Priority.  The Security Interest is a valid and, upon filing of
              --------
appropriate Uniform Commercial Code financing statements and/or mortgages, will be a perfected first priority security interest in the Collateral in favor of the Administrative Agent, for the benefit of itself, the Lenders and the Issuing Bank, securing, in accordance with the terms of the Security Documents, the Obligations, and the Collateral is subject to no Liens other than Permitted Liens. The Liens created by the Security Documents are enforceable as security for the Obligations in accordance with their terms with respect to the Collateral subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of any Borrower or any of the Restricted Subsidiaries, as the case may be).

          (v) Indebtedness.  Except as shown on the financial statements of the
              ------------
Parent for the fiscal quarter ended September 30, 1999, or as described on
Schedule 6 attached hereto, none of the Parent, any Borrower, nor any of the
----------
Restricted Subsidiaries has outstanding, as of the Agreement Date, and after giving effect to the initial Advances hereunder on the Agreement Date, any Indebtedness for Money Borrowed.

          (w) Solvency.  As of the Agreement Date and after giving effect to the
              --------
transactions contemplated by the Loan Documents (i) the property of the Borrowers, at a fair valuation, will exceed their debt; (ii) the capital of the Borrowers will not be unreasonably small to conduct their business; (iii) the Borrowers will not have incurred debts, or have intended to incur debts, beyond their ability to pay such debts as they mature; and (iv) the present fair salable value of the assets of the Borrowers will be greater than the amount that will be required to pay their probable liabilities (including debts) as they become absolute and matured. For purposes of this Section, "debt" means
                                                                  ----
any liability on a claim, and "claim" means (i) the right to payment, whether or
                               -----
not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, undisputed, legal, equitable, secured or unsecured, or (ii) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, undisputed, secured or unsecured.

          (x)  Year 2000 Compliance.
               --------------------

               (i) The Borrowers developed a plan for becoming Year 2000 compliant in a timely manner, the implementation of which is on schedule in all material respects. The Borrowers reasonably believe that they will become Year 2000 compliant for their operations and those of the Restricted Subsidiaries on a timely basis except to the extent that a failure to do so could not reasonably be expected to have a Materially Adverse Effect.

               (ii) The Borrowers reasonably believe any suppliers and vendors that are material to the operations of the Borrowers or the Restricted Subsidiaries will be Year 2000 compliant for their own computer applications except to the extent that a failure to do so could not reasonably be expected to have a Materially Adverse Effect.

               (iii) The Borrowers will promptly notify the Administrative Agent and the Lenders in the event the Borrowers determine that any computer application which is material to the operations of the Borrowers, the Restricted Subsidiaries or any of their material vendors or suppliers will not be fully Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Materially Adverse Effect.

     Section 4.2  Survival of Representations and Warranties, Etc.  All
                  ------------------------------------------------
representations and warranties made under this Agreement and any other Loan Document shall be deemed to be made, and shall be true and correct in all material respects, at and as of the Agreement Date and on the date the making of each Advance except to the extent relating specifically to the Agreement Date. All representations and warranties made under this Agreement and the other Loan Documents shall survive, and not be waived by, the execution hereof by the Lenders and the Administrative Agent, any investigation or inquiry by any Lender or the Administrative Agent, or the making of any Advance under this Agreement.


                          ARTICLE 5 General Covenants

     So long as any of the Obligations is outstanding and unpaid or the Lenders have an obligation to fund Advances hereunder or the Issuing Bank has an obligation to issue Letters of Credit hereunder (in each case, whether or not the conditions to borrowing or issuing a Letter of Credit, as applicable, have been or can be fulfilled), and unless the Majority Lenders, or such greater number of Lenders as may be expressly provided herein, shall otherwise consent in writing:

     Section 5.1  Preservation of Existence and Similar Matters.  Except as
                  ---------------------------------------------
permitted under Section 7.4 hereof, the Borrowers will, and will cause each of the Restricted Subsidiaries to:

          (a) preserve and maintain its existence, and its material rights, franchises, licenses and privileges in the state of its incorporation, including, without limitation, the Licenses and all other Necessary Authorizations, except where the failure to do so could not reasonably be expected to have a Materially Adverse Effect; and

          (b) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, except for such failure to so qualify and be so authorized as could not reasonably be expected to have a Materially Adverse Effect.

     Section 5.2  Business; Compliance with Applicable Law.  The Borrowers will,
                  ----------------------------------------
and will cause each of the Restricted Subsidiaries to, (a) engage in the business of owning, constructing, managing, operating and investing in communications tower facilities and related businesses and not engage in any unrelated activities, and (b) comply in all material respects with the requirements of all Applicable Law.

     Section 5.3  Maintenance of Properties.  The Borrowers will, and will cause
                  -------------------------
each of the Restricted Subsidiaries to, maintain or cause to be maintained in the ordinary course of business in good repair, working order and condition (reasonable wear and tear excepted) all properties used in their respective businesses (whether owned or held under lease), other than obsolete equipment or unused assets and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments and improvements thereto.

     Section 5.4  Accounting Methods and Financial Records.  The Borrowers will,
                  ----------------------------------------
and will cause each of the Restricted Subsidiaries on a consolidated and consolidating basis to, maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made in accordance with GAAP and reflecting all transactions required to be reflected by GAAP, and keep accurate and complete records of their respective properties and assets. The Borrowers and the Restricted Subsidiaries will maintain a fiscal year ending on December 31st.

     Section 5.5  Insurance.  The Borrowers will, and will cause each of the
                  ---------
Restricted Subsidiaries to:

          (a) maintain insurance including, but not limited to, business interruption coverage and public liability coverage insurance from responsible companies in such amounts and against such risks to the Borrowers and each Restricted Subsidiary as is prudent for similarly situated companies engaged in the communications tower industry;

          (b) keep their respective assets insured by insurers on terms and in a manner reasonably acceptable to the Administrative Agent against loss or damage by fire, theft, burglary, loss in transit, explosions and hazards insured against by extended coverage, in amounts which are prudent for the communications tower management and operation industry and reasonably satisfactory to the Administrative Agent, all premiums thereon to be paid by the Borrowers and the Restricted Subsidiaries; and

             (c) require that each insurance policy provide for at least thirty
(30) days' prior written notice to the Administrative Agent of any termination of or proposed cancellation or nonrenewal of such policy, and name the Administrative Agent, on behalf of itself, the Lenders and the Issuing Bank as additional named lender loss payee and, as appropriate, additional insured, to the extent of the Obligations.

     Section 5.6 Payment of Taxes and Claims.  The Borrowers will, and will
                 ---------------------------
cause each Restricted Subsidiary to, pay and discharge all taxes, including, without limitation, withholding taxes, assessments and governmental charges or levies required to be paid by them or imposed upon them or their income or profits or upon any properties belonging to them, prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien or charge upon any of their properties; provided, however, that no such tax, assessment, charge, levy or
            --------  -------
claim need be paid which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books, but only so long as such tax, assessment, charge, levy or claim does not become a Lien or charge other than a Permitted Lien and no foreclosure, distraint, sale or similar proceedings shall have been commenced. The Borrowers will, and will cause each Restricted Subsidiary to, timely file all information returns required by federal, state or local tax authorities.

     Section 5.7 Compliance with ERISA.
                 ---------------------

             (a) The Borrowers shall, and shall cause the Restricted Subsidiaries to, make all contributions to any Employee Pension Plan when such contributions are due and not incur any "accumulated funding deficiency" within the meaning of Section 412(a) of the Code, whether or not waived, and will otherwise comply with the requirements of the Code and ERISA with respect to the operation of all Plans, except to the extent that the failure to so comply could not have a Materially Adverse Effect.

             (b) The Borrowers shall, and shall cause the Restricted Subsidiaries to, comply in all respects with the requirements of ERISA with respect to any Plans subject to the requirements thereof, except to the extent that the failure to so comply could not have a Materially Adverse Effect.

             (c) The Borrowers shall furnish to the Administrative Agent (i) within 30 days after any officer of AT Inc., ATC GP or ATC Teleports obtains knowledge that a "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Plan of any Borrower or their ERISA Affiliates, including the Restricted Subsidiaries, that any Reportable Event has occurred with respect to any Employee Pension Plan or that PBGC has instituted or will institute proceedings under Title IV of ERISA to terminate any Employee Pension Plan or to appoint a trustee to administer any

Employee Pension Plan, a statement setting forth the details as to such prohibited transaction, Reportable Event or termination or appointment proceedings and the action which it (or any other Employee Pension Plan sponsor if other than a Borrower) proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to PBGC if a copy of such notice is available to a Borrower, any of the Restricted Subsidiaries or any of its ERISA Affiliates, (ii) promptly after receipt thereof, a copy of any notice any Borrower, any of the Restricted Subsidiaries or any of their ERISA Affiliates or the sponsor of any Plan receives from PBGC or the Internal Revenue Service or the Department of Labor which sets forth or proposes any action or determination with respect to such Plan, (iii) promptly after the filing thereof, any annual report required to be filed pursuant to ERISA in connection with each Plan maintained by any Borrower or any of its ERISA Affiliates, including the Restricted Subsidiaries, and (iv) promptly upon the Administrative Agent's request therefor, such additional information concerning any such Plan as may be reasonably requested by the Administrative Agent.

          (d) The Borrowers shall promptly notify the Administrative Agent of any excise taxes which have been assessed or which any Borrower, any of the Restricted Subsidiaries or any of its ERISA Affiliates has reason to believe may be assessed against any Borrower, any of the Restricted Subsidiaries or any of its ERISA Affiliates by the Internal Revenue Service or the Department of Labor with respect to any Plan of any Borrower or its ERISA Affiliates, including the Restricted Subsidiaries.

          (e) Within the time required for notice to the PBGC under Section 302(f)(4)(A) of ERISA, the Borrowers will notify the Administrative Agent of any lien arising under Section 302(f) of ERISA in favor of any Plan of any Borrower or its ERISA Affiliates, including the Restricted Subsidiaries.

          (f) The Borrowers will not, and will not permit any of the Restricted Subsidiaries or any of their ERISA Affiliates, to take any of the following actions or permit any of the following events to occur if such action or event together with all other such actions or events would subject any Borrower, any of the Restricted Subsidiaries, or any of its ERISA Affiliates to any tax, penalty, or other liabilities which could have a Materially Adverse Effect:

              (i) engage in any transaction in connection with which any Borrower, any of the Restricted Subsidiaries or any ERISA Affiliate could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code;

              (ii) terminate any Employee Pension Plan in a manner, or take any other action, which could result in any liability of any Borrower, any of the Restricted Subsidiaries or any ERISA Affiliate to the PBGC;

              (iii) fail to make full payment when due of all amounts which, under the provisions of any Plan, any Borrower, any of the Restricted Subsidiaries or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency within the meaning of Section 412(a) of the Code, whether or not waived, with respect to any Employee Pension Plan; or

               (iv) permit the present value of all benefit liabilities under all Employee Pension Plans which are subject to Title IV of ERISA to exceed the present value of the assets of such Plans allocable to such benefit liabilities (within the meaning of Section 4041 of ERISA), except as may be permitted under actuarial funding standards adopted in accordance with
     Section 412 of the Code.

     Section 5.8  Visits and Inspections.  The Borrowers will, and will cause
                  ----------------------
each Restricted Subsidiary to, permit representatives of the Administrative Agent and any of the Lenders, upon reasonable notice, to (a) visit and inspect the properties of the Borrowers or any Restricted Subsidiary during business hours, (b) inspect and make extracts from and copies of their respective books and records, and (c) discuss with their respective principal officers their respective businesses, assets, liabilities, financial positions, results of operations and business prospects. The Borrowers and each Restricted Subsidiary will also permit representatives of the Administrative Agent, any of the Lenders and the Issuing Bank to discuss with their respective accountants the businesses, assets, liabilities, financial positions, results of operations and business prospects of such Person.

     Section 5.9  Payment of Indebtedness; Loans.  Subject to any provisions
                  ------------------------------
herein or in any other Loan Document, the Borrowers will, and will cause each Restricted Subsidiary to, pay any and all of their respective Indebtedness when and as it becomes due, other than amounts diligently disputed in good faith and for which adequate reserves have been set aside in accordance with GAAP.

     Section 5.10 Use of Proceeds.  The Borrowers will use the aggregate
                  ---------------
proceeds of all Advances under the Loans directly or indirectly:

          (a)  to refinance the Indebtedness for Money Borrowed set forth on
Schedule 6 attached hereto;
----------

          (b) to fund Acquisitions and Investments (including, without limitation, investments in Unrestricted Subsidiaries) permitted under Section
7.6 hereof;

          (c)  to fund Capital Expenditures; and

          (d) for working capital needs and other general corporate purposes of the Borrowers and the Restricted Subsidiaries, including, without limitation, the fees and expenses incurred in connection with the execution and delivery of this Agreement, and other costs associated with transactions contemplated by this Agreement, in each case, which do not otherwise conflict with this Section 5.10.

No proceeds of Advances hereunder shall be used for the purchase or carrying or the extension of credit for the purpose of purchasing or carrying, any margin stock within the meaning of the Regulations.

     Section 5.11  Indemnity.  The Borrowers jointly and severally agree to
                   ---------
indemnify and hold harmless each Lender, the Administrative Agent, the Issuing Bank and each of their respective affiliates, employees, representatives, shareholders, officers and directors (any of the foregoing shall be an "Indemnitee") from and against any and all claims, liabilities, obligations,
 ----------
losses, damages, actions, reasonable attorneys' fees and expenses (as such fees and expenses are incurred), penalties, judgments, suits, costs and demands by any party, including the costs of investigating and defending such claims, whether or not any Borrower, any Restricted Subsidiary or the Person seeking indemnification is the prevailing party (a) resulting from any breach or alleged breach by any Borrower or any Restricted Subsidiary of any representation or warranty made hereunder or under any Loan Document; or (b) otherwise arising out of (i) the Commitments or otherwise under this Agreement, any Loan Document or any transaction contemplated hereby or thereby, including, without limitation, the use of the proceeds of Loans hereunder in any fashion by any Borrower or the performance of their respective obligations under the Loan Documents by any Borrower or any Restricted Subsidiary, (ii) allegations of any participation by the Lender, the Administrative Agent, the Issuing Bank or any of them, in the affairs of any Borrower or any of its Subsidiaries, or allegations that any of them has any joint liability with any Borrower or any of its Restricted Subsidiaries for any reason, (iii) any claims against the Lenders, the Administrative Agent, the Issuing Bank or any of them, by any shareholder or other investor in or lender to any Borrower or any of the Restricted Subsidiaries, by any brokers or finders or investment advisers or investment bankers retained by any Borrower or by any other third party, arising out of the Commitments or otherwise under this Agreement; or (c) in connection with taxes (not including federal or state income or franchise taxes or other taxes based solely upon the revenues or income of such Persons), fees, and other charges payable in connection with the Loans, or the execution, delivery, and enforcement of this Agreement, the Security Documents, the other Loan Documents, and any amendments thereto or waivers of any of the provisions thereof, unless the Person seeking indemnification hereunder is determined in such case to have acted with gross negligence or willful misconduct, in any case, by a final, non-appealable judicial order. The obligations of the Borrowers under this Section
5.11 are in addition to, and shall not otherwise limit, any liabilities which any Borrower might otherwise have in connection with any warranties or similar obligations of such Person in any other Loan Document.

     Section 5.12  Interest Rate Hedging.  Within sixty (60) days after the
                   ---------------------
Agreement Date and within forty-five (45) days after each Advance after the Agreement Date, the Borrowers shall enter into (and shall at all times thereafter maintain for a period of not less than two (2) years) one or more Interest Hedge Agreements with respect to the interest obligations on not less than fifty percent (50%) of the principal amount of the Loans outstanding from time to time. Such Interest Hedge Agreements shall provide interest rate protection in conformity with International Swap Dealers Association standards and for an average period of at least two (2) years from the date of such Interest Hedge Agreements or, if earlier, until the Term Loan B Maturity Date on terms reasonably acceptable to the Administrative Agent, such terms to include consideration of the creditworthiness of the other party to the proposed Interest Hedge Agreement. All Obligations of the Borrowers to the Administrative Agent or any of the Lenders (or any of their Affiliates) pursuant to any Interest Hedge Agreement and all Liens granted to secure such Obligations shall rank pari passu with all other Obligations and Liens securing such other Obligations up to the then effective amount of the Commitments; and any Interest Hedge Agreement between any Borrower and any other Person shall be unsecured.

     Section 5.13  Covenants Regarding Formation of Restricted Subsidiaries and
                   ------------------------------------------------------------
Acquisitions; Partnership, Subsidiaries.  At the time of (i) any Acquisition
---------------------------------------
permitted hereunder, (ii) the purchase by any Borrower or any of the Restricted Subsidiaries of any interests in any Restricted Subsidiary or Unrestricted Subsidiary, or (iii) the formation of any new Restricted Subsidiary or Unrestricted Subsidiary which is permitted under this Agreement, the Borrowers will, and will cause the Restricted Subsidiaries, as appropriate, to (a) provide to the Administrative Agent an executed Subsidiary Security Agreement for any new Restricted Subsidiary, in substantially the form of Exhibit Q attached
                                                        ---------
hereto, together with appropriate Uniform Commercial Code financing statements, as well as an executed Subsidiary Guaranty for such new Restricted Subsidiary, in substantially the form of Exhibit O attached hereto, which shall constitute
                             ---------
both Security Documents and Loan Documents for purposes of this Agreement, as well as a loan certificate for such new Restricted Subsidiary, substantially in the form of Exhibit X attached hereto, together with appropriate attachments;
            ---------
(b) pledge to the Administrative Agent all of the stock or partnership interests (or other instruments or securities evidencing ownership) of such Restricted Subsidiary or Unrestricted Subsidiary or Person which is acquired or formed, beneficially owned by any Borrower or any Restricted Subsidiary, as the case may be, as additional Collateral for the Obligations to be held by the Administrative Agent in accordance with the terms of the Pledge Agreement or a new Subsidiary Pledge Agreement in substantially the form of Exhibit P attached
                                                             ---------
hereto, and execute and deliver to the Administrative Agent all such documentation for such pledge as, in the reasonable opinion of the Administrative Agent, is appropriate; and (c) with respect to any Acquisition or Restricted Subsidiary, provide revised financial projections for the remainder of the fiscal year and for each subsequent year until the Maturity Date which reflect such Acquisition or formation, certified by the chief financial officer of AT Inc, together with a statement by such Person that no Default exists or would be caused by such Acquisition or formation, and all other documentation, including one or more opinions of counsel, reasonably satisfactory to the Administrative Agent which in its reasonable opinion is appropriate with respect to such Acquisition or the formation of such Subsidiary. Notwithstanding the foregoing, no Borrower shall be required to pledge any of the stock of or other ownership interests for any Unrestricted Subsidiary which (x) was not formed or created in anticipation of such Person's direct or indirect investment therein (other than to facilitate a transaction of the nature referred to in clause (y) following) and (y) at the time such stock or ownership interest was acquired by such Person is subject to a restriction on any such Lien (whether such restriction is in such Person's formation documents or otherwise), but shall be required to grant the Administrative Agent (for the benefit of the Lenders) a Lien upon any right to receive distributions from such Unrestricted Subsidiary. Any document, agreement or instrument (other than the Projections) executed or issued pursuant to this Section 5.13 shall be a "Loan Document" for purposes of this Agreement. Notwithstanding the foregoing, solely with respect to the Acquisition of Unisite, the Borrower shall comply with this Section 5.13 within a reasonable period of time following such Acquisition not to exceed fifteen (15) days following the consummation of such Acquisition and the Guaranty of Unisite shall be limited to the extent necessary to comply with the Unisite Notes.

     Section 5.14  Payment of Wages.  The Borrowers shall, and shall cause each
                   ----------------
Restricted Subsidiary to, at all times comply, in all material respects, with the material requirements of the Fair Labor Standards Act, as amended, including, without limitation, the provisions of such Act relating to the payment of minimum and overtime wages as the same may become due from time to time.

     Section 5.15  Further Assurances.  The Borrowers will promptly cure, or
                   ------------------
cause to be cured, defects in the creation and issuance of any of the Notes and the execution and delivery of the Loan Documents (including, without limitation, this Agreement), resulting from any acts or failure to act by any Borrower or any of the Restricted Subsidiaries or any employee or officer thereof. The Borrowers at their expense will promptly execute and deliver to the Administrative Agent and the Lenders, or cause to be executed and delivered to the Administrative Agent and the Lenders, all such other and further documents, agreements, and instruments in compliance with or accomplishment of the covenants and agreements in the Loan Documents, including this Agreement, or to correct any omissions in the Loan Documents, or more fully to state the obligations set out herein or in any of the Loan Documents, or to obtain any consents, all as may be necessary or appropriate in connection therewith and as may be reasonably requested.

     Section 5.16  Special Purpose Subsidiaries.  At the time of (a) any
                   ----------------------------
Acquisition of any Person permitted hereunder, the Borrowers shall use reasonable efforts (taking into account costs and expenses) to cause each of the towers, including tower sites and other communications sites, owned by such Person to be transferred to one or more Special Purpose Subsidiaries and (b) any other Acquisition permitted hereunder (other than the AT&T Towers acquired in connection with the "Initial Closing," as such term is defined in that certain Purchase and Sale Agreement dated as of September 10, 1999 between AT&T Corp. and the Parent), the Borrowers shall cause the assets acquired to be acquired by one or more Special Purpose Subsidiaries, in each case, each of which Special Purpose Subsidiaries shall have as its sole asset or assets the towers, tower sites and other communications sites and a management and master lease agreement with the Borrowers and such Restricted Subsidiaries, such that from and after the date each such Acquisition is consummated neither the Borrowers nor the Restricted Subsidiaries (other than the Special Purpose Subsidiaries) shall hold any towers, tower sites and other communications sites that were included as a part of such Acquisitions (except as noted above with respect to AT&T Towers) other than through one or more duly created and existing Special Purpose Subsidiaries. Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, the Borrowers shall not permit the Special Purpose Subsidiaries to have any business activities, operations, liabilities, Indebtedness, Guaranties or Liens (other than (i) pursuant to a Subsidiary Guaranty or Subsidiary Security Agreement issued in connection herewith, (ii) pursuant to any intercompany arrangement, lease or other agreement solely with the Borrowers or another Restricted Subsidiary or (iii) constituting trade accounts, assessments, taxes and license fees payable or accrued (other than any Indebtedness for Money Borrowed) by the Special Purpose Subsidiary in the ordinary course of its business).

                        ARTICLE 6 Information Covenants

     So long as any of the Obligations is outstanding and unpaid or the Lenders have an obligation to fund Advances hereunder or the Issuing Bank has an obligation to issue Letters of Credit hereunder (in each case, whether or not the conditions to borrowing or to issuing a Letter of Credit, as applicable, have been or can be fulfilled) and unless the Majority Lenders shall otherwise consent in writing, the Borrowers will furnish or cause to be furnished to each Lender and the Administrative Agent, at their respective offices:

     Section 6.1  Quarterly Financial Statements and Information.  Within forty-
                  ----------------------------------------------
five (45) days after the last day of each of the first three (3) quarters of each fiscal year of the Borrowers, the balance sheets of the Borrowers on a consolidated basis with the Restricted Subsidiaries and a consolidating basis with their Unrestricted Subsidiaries as at the end of such quarter and as of the end of the preceding fiscal year, and the related statements of operations and the related statements of cash flows of the Borrowers on a consolidated basis with the Restricted Subsidiaries and a consolidating basis with their Unrestricted Subsidiaries for such quarter and for the elapsed portion of the year ended with the last day of such quarter, which shall set forth in comparative form such figures as at the end of and for such quarter and appropriate prior period and shall be certified by the chief financial officer of AT Inc. to have been prepared in accordance with GAAP and to present fairly in all material respects the financial position of the Borrowers on a consolidated basis with the Restricted Subsidiaries and a consolidating basis with its Unrestricted Subsidiaries as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end and audit adjustments.

     Section 6.2  Annual Financial Statements and Information.  Within ninety
                  -------------------------------------------
(90) days after the end of each fiscal year of the Borrowers, the audited consolidated balance sheet of the Borrowers and the Restricted Subsidiaries (and unaudited consolidating balance sheet of the Borrowers and the Unrestricted Subsidiaries) as of the end of such fiscal year and the related audited consolidated and unaudited consolidating statements of operations for such fiscal year and for the previous fiscal year, the related audited consolidated statements of cash flow and stockholders' equity for such fiscal year and for the previous fiscal year, which shall be accompanied by an opinion of Deloitte & Touche, LLP, or other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, which shall be in scope and substance reasonably satisfactory to the Administrative Agent, together with a statement of such accountants that in connection with their audit, nothing came to their attention that caused them to believe that the Borrowers were not in compliance with the terms, covenants, provisions or conditions of Sections 7.8, 7.9, 7.10 and 7.11 hereof insofar as they relate to accounting matters.

     Section 6.3  Performance Certificates.  At the time the financial
                  ------------------------
statements are furnished pursuant to Sections 6.1 and 6.2 hereof, a certificate of the president or chief financial officer of AT Inc. as to their financial performance, in substantially the form attached hereto as Exhibit Y:
                                                          ---------

          (a) setting forth as and at the end of such quarterly period or fiscal year, as the case may be, the arithmetical calculations required to establish
(i) any adjustment to the Applicable Margins, as provided for in Section 2.3(f) hereof, and (ii) whether or not the Borrowers were in compliance with the requirements of Sections 7.8, 7.9, 7.10 and 7.11 hereof;

          (b) stating that, to the best of his or her knowledge, no Default has occurred as at the end of such quarterly period or year, as the case may be, or, if a Default has occurred, disclosing each such Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default;

          (c) containing a list of all Acquisitions, Investments, Restricted Payments and dispositions of assets from the Agreement Date through the date of such certificate together with the total amount for each of the foregoing categories;

          (d) setting forth the amount of distributions received from Unrestricted Subsidiaries for such period; and

          (e) setting forth as and at the end of such quarterly period or fiscal year, as the case may be, the arithmetical calculations demonstrating compliance with the Borrowing Base.

     Section 6.4  Copies of Other Reports.
                  -----------------------

          (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to any Borrower by its independent public accountants regarding such Borrower, including, without limitation, any management report prepared in connection with the annual audit referred to in Section 6.2 hereof.

          (b) Promptly upon receipt thereof, copies of any material adverse notice or report regarding any License.

          (c) From time to time and promptly upon each request, such data, certificates, reports, statements, documents or further information regarding the business, assets, liabilities, financial position, projections, results of operations or business prospects of the Borrowers, or any of the Restricted Subsidiaries, as the Administrative Agent or any Lender may reasonably request.

          (d) Annually, certificates of insurance indicating that the requirements of Section 5.5 hereof remain satisfied for such fiscal year, together with copies of any new or replacement insurance policies obtained during such year.

          (e) Prior to January 31st of each year, the annual budget for the Borrowers and the Restricted Subsidiaries, including, without limitation, forecasts of the income statement, the balance sheet, a cash flow statement and the capital expenditure budget for such year, on a quarter by quarter basis.

          (f) Promptly after the sending thereof, copies of all statements, reports and other information which the Parent sends to public security holders of the Parent generally or files with the Securities and Exchange Commission or any national securities exchange.

     Section 6.5  Notice of Litigation and Other Matters.  Notice specifying the
                  --------------------------------------
nature and status of any of the following events, promptly, but in any event not later than fifteen (15) days after the occurrence of any of the following events becomes known to any Borrower:

          (a) the commencement of all proceedings and investigations by or before any governmental body and all actions and proceedings in any court or before any arbitrator against any Borrower or any Restricted Subsidiary, or, to the extent known to any Borrower, which could have a Materially Adverse Effect;

          (b) any material adverse change with respect to the business, assets, liabilities, financial position, results of operations or business prospects of any Borrower and the Restricted Subsidiaries, taken as a whole, other than changes in the ordinary course of business which have not had and would not reasonably be expected to have a Materially Adverse Effect and other than changes in the industry in which any Borrower or any of the Restricted Subsidiaries operate which would not reasonably be expected to have a Materially Adverse Effect;

          (c) any material adverse amendment or change to the projections or annual budget provided to the Lenders hereunder;

          (d) any Default or the occurrence or non-occurrence of any event (i) which constitutes, or which with the passage of time or giving of notice or both would constitute, a default by any Borrower or any of the Restricted Subsidiaries under any material agreement other than this Agreement and the other Loan Documents to which any Borrower or any of the Restricted Subsidiaries is party or by which any of their respective properties may be bound, or (ii) which could have a Materially Adverse Effect, giving in each case a description thereof and specifying the action proposed to be taken with respect thereto;

          (e) the occurrence of any Reportable Event or a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan of any Borrower or any of its Subsidiaries or the institution or threatened institution by PBGC of proceedings under ERISA to terminate or to partially terminate any such Plan or the commencement or threatened commencement of any litigation regarding any such Plan or naming it or the trustee of any such Plan with respect to such Plan or any action taken by any Borrower, any of its Subsidiaries or any ERISA Affiliate of any Borrower to withdraw or partially withdraw from any Plan or to terminate any Plan; and

          (f) the occurrence of any event subsequent to the Agreement Date which, if such event had occurred prior to the Agreement Date, would have constituted an exception to the representation and warranty in Section 4.1(m) hereof.

                         ARTICLE 7 Negative Covenants

     So long as any of the Obligations is outstanding and unpaid or the Lenders have an obligation to fund Advances hereunder or the Issuing Bank has an obligation to issue Letters of Credit hereunder (in each case, whether or not the conditions to borrowing or to issuing a Letter of Credit, as applicable, have been or can be fulfilled) and unless the Majority Lenders, or such greater number of Lenders as may be expressly provided herein, shall otherwise give their prior consent in writing:

     Section 7.1  Indebtedness of the Borrowers and the Restricted Subsidiaries.
                  -------------------------------------------------------------
The Borrowers shall not, and shall not permit any of the Restricted Subsidiaries to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, any Indebtedness except:

          (a) the Obligations;

          (b) accounts payable, accrued expenses (including, without limitation, taxes) and customer advance payments incurred in the ordinary course of business;

          (c) Indebtedness secured by Permitted Liens;

          (d) obligations under Interest Hedge Agreements with respect to the Loans;

          (e) Indebtedness of any Borrower or any of the Restricted Subsidiaries to any Borrower or any other Restricted Subsidiary; provided, however, that the
                                                    --------  -------
corresponding debt instruments are pledged to the Administrative Agent as security for the Obligations and such Indebtedness is expressly permitted pursuant to Section 7.5 hereof;

          (f) Indebtedness incurred by any Unrestricted Subsidiary; provided,
                                                                    --------
however, that such Indebtedness is non-recourse to the Parent, any of the
-------
Borrowers or any Restricted Subsidiary and no Lien is placed on the equity interests of the Parent, any of the Borrowers or any Restricted Subsidiary in such Unrestricted Subsidiary;

          (g) Capitalized Lease Obligations not to exceed in the aggregate at any one time outstanding $5,000,000.00;

          (h) Indebtedness of any Borrower or any of the Restricted Subsidiaries incurred in connection with an Acquisition; provided, however, that (i) such
                                            --------  -------
Indebtedness (A) is owed to the seller thereof or an Affiliate thereof, (B) is unsecured, (C) has no scheduled payment of principal prior to the full payment of the Obligations, (D) is subject to terms and conditions and subordination provisions which are acceptable to the Majority Lenders on the date of incurrence, (E) when added to all other Indebtedness under this Section 7.1(h) does not exceed at any time outstanding $30,000,000.00, and (ii) the Borrowers are, at the time of incurrence of such Indebtedness (and after giving effect thereto), in pro forma compliance with all of the covenants contained in this Agreement;

             (i)  the Intracoastal Notes;

             (j)  the Unisite Notes; and

             (k)  Indebtedness as of the Agreement Date as set forth on Schedule
                                                                        --------
6 attached hereto.
-
     Section 7.2  Limitation on Liens.  The Borrowers shall not, and shall not
                  -------------------
permit any of the Restricted Subsidiaries to, create, assume, incur or permit to exist or to be created, assumed, incurred or permitted to exist, directly or indirectly, any Lien on any of its properties or assets, whether now owned or hereafter acquired, except for Permitted Liens.

     Section 7.3  Amendment and Waiver.  The Borrowers shall not, and shall not
                  --------------------
permit any of the Restricted Subsidiaries to, enter into any amendment of, or agree to or accept or consent to any waiver of any of the material provisions of its Articles or Certificate of Incorporation or partnership agreement, as appropriate, and any material agreements, instruments or other documents relating to the transactions contemplated herein involving AirTouch, AT&T, Triton, TV Azteca, 116 Huntington, ICG and Unisite, in each case, if the effect thereof would be to materially adversely affect the rights of the Administrative Agent, the Lenders and the Issuing Bank hereunder or under any Loan Document.

     Section 7.4  Liquidation, Merger or Disposition of Assets.
                  --------------------------------------------

             (a)  Disposition of Assets.  The Borrowers shall not, and shall not
                  ---------------------
permit any of the Restricted Subsidiaries to, at any time sell, lease, abandon, or otherwise dispose of any assets (other than assets disposed of in the ordinary course of business) without the prior written consent of the Majority Lenders; provided, however, that the prior written consent of the Lenders shall
         --------  -------
not be required for (i) the transfer of assets (including cash or cash equivalents) among the Borrowers and the Restricted Subsidiaries (excluding Subsidiaries of such Persons described in clause (b) of the definition of "Subsidiary") or for the transfer of assets (including cash or cash equivalents) between or among Restricted Subsidiaries (excluding Subsidiaries of such Persons described in clause (b) of the definition of "Subsidiary") or (ii) the disposition of assets that contribute, in the aggregate, less than (A) fifteen percent (15%) of Annualized Operating Cash Flow of the Borrowers and the Restricted Subsidiaries as of the calendar quarter end immediately preceding such disposition, and (B) twenty-five percent (25%) of the total Annualized Operating Cash Flow of the Borrowers and the Restricted Subsidiaries for the five (5) fiscal year period then ending; provided further, however, that, in
                                         -------- -------  -------
each case, no Default or Event of Default exists and none shall be caused to occur as a result thereof. Upon any sale or disposition of a Restricted Subsidiary permitted hereunder, the Administrative Agent and the Lenders shall, at Borrowers' expense, take such actions as the Borrowers reasonably request to cause such Restricted Subsidiary to be released from its obligations under its Subsidiary Guaranty.

          (b)     Liquidation or Merger.  The Borrowers shall not, and shall not
                  ---------------------
permit any of the Restricted Subsidiaries to, at any time, liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, or enter into any merger, other than (i) a merger or consolidation among the Borrowers or among any Borrower and one or more Restricted Subsidiaries, provided, however,
                                                            --------  -------
that any Borrower, as the case may be, is the surviving Person, or (ii) a merger between or among two (2) or more Restricted Subsidiaries, or (iii) in connection with an Acquisition permitted hereunder effected by a merger in which any Borrower, as the case may be, or, in a merger in which none of the Borrowers is a party, a Restricted Subsidiary is the surviving Person or the surviving Person becomes a Restricted Subsidiary, or (iv) a merger or consolidation among the Borrowers, or any Borrower, or any Restricted Subsidiary on the one hand, and any Person, on the other hand, where the surviving Person (A) is a corporation, partnership, or limited liability company organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and (B) on the effective date of such merger or consolidation expressly assume, by supplemental agreement, executed and delivered to the Administrative Agent, for itself and on behalf of the Lenders and the Issuing Bank, in form and substance reasonably satisfactory to the Majority Lenders, all the Obligations of the Borrowers, or any Borrower, or such Restricted Subsidiary, as the case may be, under the Notes, the Agreement and the other Loan Documents; provided
                                                                     --------
further, however, that, in each case, no Default or Event of Default exists and
-------  -------
none shall be caused to occur as a result thereof.

     Section 7.5  Limitation on Guaranties.  The Borrowers shall not, and shall
                  ------------------------
not permit any of the Restricted Subsidiaries to, at any time Guaranty, assume, be obligated with respect to, or permit to be outstanding any Guaranty of, any obligation of any other Person other than (a) a guaranty by endorsement of negotiable instruments for collection in the ordinary course of business, (b) obligations under agreements of any Borrower or any of the Restricted Subsidiaries entered into in connection with Acquisitions permitted under this Agreement, leases of real property or the acquisition or furnishing of services, supplies and equipment in the ordinary course of business of any Borrower or any of the Restricted Subsidiaries, (c) Guaranties of Indebtedness incurred as permitted pursuant to Section 7.1 hereof (other than Section 7.1(f) and (j) hereof), or (d) as may be contained in any Loan Document including, without limitation, any Subsidiary Guaranty.

     Section 7.6  Investments and Acquisitions.  The Borrowers shall not, and
                  ----------------------------
shall not permit any of the Restricted Subsidiaries to, directly or indirectly, make any loan or advance, or otherwise acquire for consideration evidences of Indebtedness, capital stock or other securities of any Person or other assets or property (other than assets or property in the ordinary course of business), or make any Acquisition or Investment; provided, however, that the Borrowers and
                                    --------  -------
the Restricted Subsidiaries may:

          (a)     directly or through a brokerage account or investment adviser
(i) purchase marketable, direct obligations of the United States of America, its agencies and instrumentalities maturing within three hundred sixty-five (365) days of the date of purchase, (ii) purchase commercial paper and other short-term obligations and business savings accounts issued by corporations, each of which shall have a combined net worth of at least $100,000,000.00 and each of which conducts a substantial part of its business in the United States of America, maturing within two hundred seventy (270) days from the date of the original issue thereof, and whose issuer is, at the time of purchase, rated "P-2" or better by Moody's or "A-2" or better by Standard and Poor's; (iii) purchase repurchase agreements, bankers' acceptances, and domestic and Eurodollar certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase which are issued by, or time deposits maintained with, (A) a United States national or state bank (or any domestic branch of a foreign bank) subject to supervision and examination by federal or state banking or depository institution authorities and having capital, surplus and undivided profits totaling more than $100,000,000.00 and rated "A" or better by Moody's or Standard and Poor's, or (B) a Broker/Dealer, and (iv) invest in money market funds having a rating from Moody's and Standard and Poor's in the highest investment category granted thereby;

          (b) so long as no Default then exists or would be caused thereby, establish Unrestricted Subsidiaries and make Investments in such Unrestricted Subsidiaries (in addition to Investments permitted under Section 7.6(e), (f) and
(g) hereof) of up to, in the aggregate, at any time, the sum of (i) $50,000,000.00, with proceeds of the Loans and (ii) equity proceeds received after the Agreement Date and not used to make Acquisitions or Investments permitted under this Section 7.6 (other than clause (a) hereof) or required to be used to repay the Obligations;

          (c) so long as no Default then exists or would be caused thereby, and subject to compliance with Section 5.13 hereof, make Acquisitions; provided,
                                                                   --------
however, that (i) Acquisitions of tower management businesses and tower site
-------
management businesses shall not exceed in the aggregate at any time the sum of
(A) $75,000,000.00 and (B) equity proceeds received after the Agreement Date and not used to make Acquisitions or Investments under this Section 7.6 (other than clause (a) hereof) or required to be used to repay the Obligations, and (ii) Acquisitions of Teleport Businesses (other than the Acquisition of ICG and U.S. Electrodynamics, Inc.) after the Agreement Date shall not exceed in the aggregate at any time the sum of (A) $75,000,000.00 and (B) equity proceeds received after the Agreement Date and not used to make Acquisitions or Investments permitted under this Section 7.6 (other than clause (a) hereof) or required to be used to repay the Obligations;

          (d) so long as no Default then exists or would be caused thereby and subject to compliance with Section 5.13 hereof, make Investments in Persons primarily engaged in domestic and foreign communications tower and tower related businesses an aggregate amount not to exceed at any time the sum of (i) $50,000,000.00 and (ii) equity proceeds received after the Agreement Date and not used to make Acquisitions or Investments under this Section 7.6 (other than clause (a) hereof) or required to be used to repay the Obligations, provided
                                                                    --------
that the Parent, any Borrower or any of the Restricted Subsidiaries has executed a binding acquisition, merger or management agreement with such Person;

          (e) make Investments consisting of the Sconnix Note;

          (f) so long as no Default then exists or would be caused thereby, make loans to TV Azteca in an aggregate amount not to exceed at any time outstanding,
(i) from the Agreement Date through and including September 30, 2000, $120,000,000.00, and (ii) at all
times thereafter, (A) if, after the Agreement Date but on or prior to September 30, 2000, the Parent receives net cash proceeds from the sale or issuance of its Capital Stock in an aggregate amount of not less than $60,000,000.00, $120,000,000.00, or (B) otherwise, $60,000,000.00;

              (g) so long as no Default then exists or would be caused thereby, make loans to 116 Huntington in an aggregate amount not to exceed at any time outstanding $55,000,000.00;

              (h) so long as no Default then exists or would be caused thereby,
(i) make loans and advances to employees of the Parent, any Borrower or any of the Restricted Subsidiaries in the ordinary course of business and (ii) receive notes from employees in an amount not to exceed $5,000,000.00 in the aggregate outstanding at any time in connection with the exercise of stock options; and

              (i) make Investments in Galaxy Engineering Services, Inc., a Delaware corporation, not to exceed $14,500,000.00.

Notwithstanding the limitations set forth elsewhere in this Section 7.6, the Borrowers and the Restricted Subsidiaries may make Acquisitions and Investments using Capital Stock of the Parent in lieu of cash (and the value of such Capital Stock shall be excluded from the monetary limitations set forth above in this
Section 7.6).

     Section 7.7  Restricted Payments.  The Borrowers shall not, and shall not
                  -------------------
permit any of the Restricted Subsidiaries to, directly or indirectly declare or make any Restricted Payment; provided, however, that so long as no Default or
                             --------  -------
Event of Default hereunder then exists or would be caused thereby, the Borrowers may make, (a) subject to Section 2.7(b)(iv) hereof, cash distributions in an aggregate amount for all Borrowers not to exceed fifty percent (50%) of Excess Cash Flow for the immediately preceding calendar year, on or after April 15/th/ of each calendar year commencing on April 15, 2004; and (b) distributions to the Parent to make scheduled principal and interest payments on the Convertible Notes; provided, however, that all funds in the Interest Reserve shall have been
       --------  -------
used to make all interest payments on the Convertible Notes due on or prior to October 15, 2001.

     Section 7.8  Leverage Ratio.  (a) As of the end of any calendar quarter,
                  --------------
(b) at the time of any Advance hereunder (after giving effect to such Advance) and (c) at the time of the issuance of any Letter of Credit (after giving effect to such Letter of Credit), the Borrowers shall not permit the Leverage Ratio to exceed the ratios set forth below during the periods indicated:

             Period                                  Ratio
             ------                                  -----

     Borrowing Base Termination Date
     through December 31, 2001                    7.75 to 1.00

     January 1, 2002 through
     March 31, 2002                               7.50 to 1.00

     April 1, 2002 through
     June 30, 2002                                7.00 to 1.00

     July 1, 2002 through
     September 30, 2002                           6.50 to 1.00

     October 1, 2002 through
     December 31, 2002                            6.25 to 1.00

     January 1, 2003 through
     June 30, 2003                                5.50 to 1.00

     July 1, 2003 through
     December 31, 2003                            4.50 to 1.00

     January 1, 2004 and thereafter               4.00 to 1.00


     Section 7.9  Interest Coverage Ratio. The Borrowers shall maintain, on a
                  -----------------------
consolidated basis, at all times during the applicable periods set forth below, a ratio of (a) Annualized Operating Cash Flow for the most recently completed fiscal quarter to (b) Interest Expense for the four quarters immediately preceding the calculation date of not less than the ratio set forth below opposite each such period:

                Period                                           Ratio
                ------                                           -----

     Agreement Date through March 31, 2001                   1.25 to 1.00

     April 1, 2001 through June 30, 2002                     1.50 to 1.00

     July 1, 2002 through September 30, 2002                 1.75 to 1.00

     October 1, 2002 through December 31, 2002               2.00 to 1.00

     January 1, 2003 through December 31, 2003               2.50 to 1.00

     January 1, 2004 and thereafter                          3.00 to 1.00

     Section 7.10  Annualized Operating Cash Flow to Pro Forma Debt Service.
                   --------------------------------------------------------
(a) As of the end of any calendar quarter, (b) at the time of any Advance hereunder (after giving effect to such Advance) and (c) at the time of the issuance of any Letter of Credit (after giving effect to such Letter of Credit), the Borrowers, on a consolidated basis, shall not permit the ratio of (i) Annualized Operating Cash Flow for such fiscal quarter or, if applicable, the most recently completed fiscal quarter to (ii) Pro Forma Debt Service on such date to be less than 1.10 to 1.00.

     Section 7.11  Fixed Charge Coverage Ratio.  Commencing December 31, 2003,
                   ---------------------------
(a) as of the end of any calendar quarter, (b) at the time of any Advance hereunder (after giving effect to such Advance) and (c) at the time of the issuance of any Letter of Credit (after giving effect to such Letter of Credit), the Borrowers, on a consolidated basis, shall not permit the ratio of Annualized Operating Cash Flow for such fiscal quarter or the most recently completed fiscal quarter to Fixed Charges on such date to be less than or equal to 1.00 to 1.00.

     Section 7.12  Affiliate Transactions.  Except as specifically provided
                   ----------------------
herein (including, without limitation, Sections 7.4, 7.6 and 7.7 hereof), as may be described on Schedule 5 attached hereto and except for tax sharing agreements
                -----------
among one or more of the Parent and its Subsidiaries which have been consented to by the Administrative Agent (which consent shall not be unreasonably withheld, delayed or conditioned), the Borrowers shall not, and shall not permit any of the Restricted Subsidiaries to, at any time engage in any transaction with an Affiliate, other than between or among any Borrower and any wholly-owned Restricted Subsidiary, or make an assignment or other transfer of any of its properties or assets to any Affiliate, on terms less advantageous to such Borrower or such Restricted Subsidiary than would be the case if such transaction had been effected with a non-Affiliate.

     Section 7.13  ERISA Liabilities.  The Borrowers shall not, and shall cause
                   -----------------
each of their ERISA Affiliates not to, (a) permit the assets of any of their respective Plans to be less than the amount necessary to provide all accrued benefits under such Plans, or (b) enter into any Multiemployer Plan.

     Section 7.14  Sales and Leasebacks.  The Borrowers will not and will not
                   --------------------
permit any Restricted Subsidiary to enter into, any arrangement, directly or indirectly, with any third party whereby any Borrower or a Restricted Subsidiary shall sell or transfer any property, real or personal, whether now owned or hereafter acquired, and whereby any Borrower or such Restricted Subsidiary shall then or thereafter rent or lease as lessee such property or any part thereof or other property which any Borrower or such Restricted Subsidiary intends to use for substantially the same purpose or purposes as the property sold or transferred.

                              ARTICLE 8  Default

     Section 8.1   Events of Default.  Each of the following shall constitute an
                   -----------------
Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

          (a) any representation or warranty made under this Agreement shall prove incorrect or misleading in any material respect when made or deemed to be made pursuant to Section 4.2 hereof;

          (b) the Borrowers shall default in the payment of (i) any interest under any of the Notes or fees or other amounts payable to the Lenders and the Administrative Agent under any of the Loan Documents, or any of them, when due, and such Default shall not be cured by payment in full within three (3) Business Days from the due date or (ii) any principal under any of the Notes when due;

          (c) the Borrowers shall default in the performance or observance of any agreement or covenant contained in Sections 5.2(a), 5.10, 6.5, 7.1, 7.2, 7.4, 7.5, 7.7, 7.8, 7.9, 7.10 and 7.11 hereof;

          (d) the Borrowers shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 8.1, and such default shall not be cured within a period of thirty (30) days (or with respect to Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, 5.9, 5.14, 5.15, 5.16, 6.4, 7.3, 7.12, 7.13 and 7.14 hereof, such longer period not to exceed sixty (60) days if such default is curable within such period and the Borrowers are proceeding in good faith with all diligent efforts to cure such default) from the later of (i) occurrence of such Default and (ii) the date on which such Default became Known to any of the Borrowers;

          (e) there shall occur any default in the performance or observance of any agreement or covenant or breach of any representation or warranty contained in any of the Loan Documents (other than this Agreement or as otherwise provided in this Section 8.1) by the Borrowers, any of the Restricted Subsidiaries, or any other obligor thereunder, which shall not be cured within a period of thirty
(30) days (or such longer period not to exceed sixty (60) days if such default is curable within such period and the Borrowers or such Restricted Subsidiaries or other obligor are proceeding in good faith with all diligent efforts to cure such default) from the date on which such default became Known to any of the Borrowers;

          (f) there shall be entered and remain unstayed a decree or order for relief in respect of any Borrower, any of the Restricted Subsidiaries or the Parent under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of any Borrower, any of the Restricted Subsidiaries or the Parent, or of any substantial part of their respective properties, or ordering the winding-up or liquidation of the affairs of any Borrower, any of the Restricted Subsidiaries or the Parent; or an involuntary petition shall be filed against any Borrower, any of the Restricted Subsidiaries or the Parent and a temporary stay entered, and (i) such petition and stay shall not be diligently contested, or (ii) any such petition and stay shall continue undismissed for a period of ninety (90) consecutive days;

          (g) any Borrower, any of the Restricted Subsidiaries or the Parent shall file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or any Borrower, any of the Restricted Subsidiaries or the Parent shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of any Borrower, any of the Restricted Subsidiaries or the Parent or of any substantial part of their respective properties, or any Borrower, any of the Restricted Subsidiaries or the Parent shall fail generally to pay their respective debts as they become due or shall be adjudicated insolvent; any Borrower, as the case may be, shall suspend or discontinue its business, except as permitted by Section 7.4 hereof; any Borrower, any of the Restricted Subsidiaries or the Parent shall have concealed, removed any of its property with the intent to hinder or defraud its creditors or shall have made a fraudulent or preferential transfer under any applicable fraudulent conveyance or bankruptcy law; or any Borrower, any of the Restricted Subsidiaries or the Parent shall take any action in furtherance of any such action;

          (h) a judgment not covered by insurance or indemnification, where the indemnifying party has agreed to indemnify and is financially able to do so, shall be entered by any court against any Borrower or any of the Restricted Subsidiaries for the payment of money which exceeds singly, or in the aggregate with other such judgments, $10,000,000.00, or a warrant of attachment or execution or similar process shall be issued or levied against property of any Borrower or any of the Restricted Subsidiaries which, together with all other such property of any Borrower or any of the Restricted Subsidiaries subject to other such process, exceeds in value $10,000,000.00 in the aggregate, and if, within thirty (30) days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal or removed to bond, or if, after the expiration of any such stay, such judgment, warrant or process, shall not have been paid or discharged or removed to bond;

          (i) there shall be at any time any "accumulated funding deficiency," as defined in ERISA or in Section 412 of the Code, with respect to any Plan maintained by any Borrower or any of its Restricted Subsidiaries or any ERISA Affiliate, or to which any Borrower or any of its Restricted Subsidiaries or any ERISA Affiliate has any liabilities, or any trust created thereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan; or PBGC shall institute proceedings to terminate any such Plan; or any Borrower or any of its Restricted Subsidiaries or any ERISA Affiliate shall incur any liability to PBGC in connection with the termination of any such Plan; or any Plan or trust created under any Plan of any Borrower or any of its Restricted Subsidiaries or any ERISA Affiliate shall engage in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject any such Plan, any trust created thereunder, any trustee or administrator thereof, or any party dealing with any such Plan or trust to the tax or penalty on "prohibited transactions" imposed by Section 502 of ERISA or Section 4975 of the Code;

          (j) there shall occur (i) any acceleration of the maturity of any Indebtedness of the Parent, any Borrower or any of the Restricted Subsidiaries in an aggregate principal amount exceeding $10,000,000.00, or, as a result of a failure to comply with the terms thereof, such Indebtedness shall otherwise have become due and payable; (ii) any event or condition the occurrence of which would permit such acceleration of such Indebtedness, or which, as a result of a failure to comply with the terms thereof, would make such Indebtedness otherwise due and payable, and which event or condition has not been cured within any applicable cure period or waived in writing prior to any declaration of an Event of Default or acceleration of the Loans hereunder; or (iii) any material default under any Interest Hedge Agreement which would permit the obligation of any Borrower to make payments to the counterparty thereunder to be then due and payable;

          (k) the Borrowers and the Restricted Subsidiaries are for any reason no longer able to operate or manage the related communications tower facilities or portions thereof and retain the revenue received therefrom, and the overall effect of which would be to reduce Annualized Operating Cash Flow (determined as at the last day of the most recently ended fiscal year of the Borrowers) by ten percent (10%) or more;

          (1) any material Loan Document, or any material provision thereof, shall at any time and for any reason be declared by a court of competent jurisdiction to be null and void, or a proceeding shall be commenced by the Parent, any Borrower or any of the Restricted Subsidiaries or by any governmental authority having jurisdiction over the Parent, any Borrower or any of the Restricted Subsidiaries seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof), or the Parent, any Borrower or any of the Restricted Subsidiaries shall deny that it has any liability or obligation for the payment of principal or interest purported to be created under any Loan Document;

          (m) any material Security Document shall, for any reason, fail or cease (except by reason of lapse of time) to create a valid and perfected and first-priority Lien on or Security Interest in any material portion of the Collateral purported to be covered thereby;

          (n) there shall occur any Change of Control;

          (o) any Borrower or any of the Restricted Subsidiaries shall be indicted under the Racketeer Influenced and Corrupt Organizations Act of 1970 (18 U.S.C. (S) 1961 et seq.);
                    -- ---

          (p) the Parent shall incur or permit to remain outstanding any Indebtedness for Money Borrowed other than (i) the Convertible Notes, (ii) Indebtedness for Money Borrowed in an aggregate amount not to exceed at any time outstanding $500,000,000.00, provided that (A) such additional Indebtedness for
                             --------
Money Borrowed (1) is unsecured, (2) has no scheduled payments of principal prior to the end of the sixth (6/th/) month following the Term Loan B Maturity Date, (3) has no required cash payments of interest and (4) is otherwise on terms and conditions reasonably satisfactory to the Majority Lenders and (B) the proceeds of such additional Indebtedness are contributed as equity to the Borrowers, (iii) any refinancing of the foregoing in an amount not exceeding the outstanding principal amount of the Indebtedness being refinanced on the date of such refinancing and otherwise having terms no less favorable in any material respect to the Lenders than the Indebtedness being refinanced (iv) that certain Guaranty Agreement dated December ____, 1999 made by the Parent in favor of TV Azteca and

Television Azteca, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of Mexico, and (v) that certain Guaranty dated November 30, 1999 made by the Parent in favor of ICG Holdingsb; or

          (q) the Parent shall sell or issue any Capital Stock (other than net proceeds in an amount not to exceed $2,000,000.00 in the aggregate after the Agreement Date from the sale of securities in connection with any employee stock option plan of the Parent or any of its Subsidiaries) or Indebtedness for cash, the net proceeds of which are not contributed as equity to the Borrowers), in each case, other than Capital Stock issued in connection with an Acquisition permitted hereunder.

     Section 8.2  Remedies.
                  --------

          (a) If an Event of Default specified in Section 8.1 (other than an Event of Default under Section 8.1(f) or (g) hereof) shall have occurred and shall be continuing, the Administrative Agent, at the request of the Majority Lenders but subject to Section 9.8 hereof, shall (i) (A) terminate the Revolving Loan Commitments, Term Loan A Commitments or, if applicable, the Incremental Facility Commitments, and/or (B) declare the principal of and interest on the Loans and the Notes and all other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes and any other Loan Documents to be forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement, the Notes or any other Loan Document to the contrary notwithstanding, and the Revolving Loan Commitments, the Term Loan A Commitments and, if applicable, the Incremental Facility Commitments shall thereupon forthwith terminate, and (ii) require the Borrowers to, and the Borrowers shall thereupon, deposit in an interest bearing account with the Administrative Agent, as cash collateral for the Obligations, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and each of the Borrowers hereby pledges to the Administrative Agent, the Lenders having a Revolving Loan Commitment and the Issuing Bank and grants to them a security interest in, all such cash as security for the Obligations.

          (b) Upon the occurrence and continuance of an Event of Default specified in Section 8.1(f) or (g) hereof, all principal, interest and other amounts due hereunder and under the Notes, and all other Obligations, shall thereupon and concurrently therewith become due and payable and the Revolving Loan Commitments, the Term Loan A Commitments and, if applicable, the Incremental Facility Commitments shall forthwith terminate and the principal amount of the Loans outstanding hereunder shall bear interest at the Default Rate, and the Borrowers shall thereupon forthwith deposit in an interest bearing account with the Administrative Agent, as cash collateral for the Obligations, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, all without any action by the Administrative Agent, the Lenders, the Majority Lenders, the Issuing Bank, or any of them, and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or in the other Loan Documents to the contrary notwithstanding.

          (c) Upon acceleration of the Notes, as provided in Section 8.2(a) or
(b) hereof, the Administrative Agent, the Issuing Bank and the Lenders shall have all of the post-default rights granted to them, or any of them, as applicable under the Loan Documents and under Applicable Law.

          (d) Upon acceleration of the Notes, as provided in Section 8.2(a) or
(b) hereof, the Administrative Agent shall have the right (but not the obligation) upon the request of the Lenders to operate the communications tower facilities of the Borrowers and the Restricted Subsidiaries and, pursuant to the terms and subject to any limitations contained in the Security Documents and, within guidelines established by the Majority Lenders, to make any and all payments and expenditures necessary or desirable in connection therewith, including, without limitation, payment of wages as required under the Fair Labor Standards Act, as amended, and of any necessary withholding taxes to state or federal authorities. In the event the Majority Lenders fail to agree upon the guidelines referred to in the preceding sentence within six (6) Business Days' after the Administrative Agent has begun to operate the communications tower facilities, the Administrative Agent may, after giving three (3) days' prior written notice to the Lenders of its intention to do so, make such payments and expenditures as it deems reasonable and advisable in its sole discretion to maintain the normal day-to-day operation of such communications tower facilities. If no proceeding of the types described in Section 8.1(f) or (g) hereof has been commenced, such payments and expenditures in excess of receipts shall constitute Advances under the Revolving Loan Commitments, not in excess of the amount of the Revolving Loan Commitments. Advances made pursuant to this
Section 8.2(d) shall bear interest as provided in Section 2.3(d) hereof and shall be payable by the Borrowers on demand. The making of one or more Advances under this Section 8.2(d) shall not create any obligation on the part of the Lenders to make any additional Advances hereunder. No exercise by the Administrative Agent of the rights granted to it under this Section 8.2(d) shall constitute a waiver of any other rights and remedies granted to the Administrative Agent, the Issuing Bank and the Lenders, or any of them, under this Agreement or at law. Each Borrower hereby irrevocably appoints the Administrative Agent, as agent for the Lenders and the Issuing Bank, the true and lawful attorney of each of them, in its name and stead and on its behalf, to execute, receipt for or otherwise act in connection with any and all contracts, instruments or other documents in connection with the completion and operation of the communications tower facilities in the exercise of the Administrative Agent's, the Issuing Bank's and the Lenders' rights under this Section 8.2(d). Such power of attorney is coupled with an interest and is irrevocable.

          (e) Upon acceleration of the Notes, as provided in Section 8.2(a) or
(b) hereof, the Administrative Agent, upon request of the Majority Lenders, shall have the right to appoint a receiver for the properties and assets of the Borrowers and the Restricted Subsidiaries, and each Borrower, for itself and on behalf of the Restricted Subsidiaries, hereby consents to such rights and such appointment and hereby waives any objection any Borrower or any Restricted Subsidiary may have thereto or the right to have a bond or other security posted by the Administrative Agent, for itself and on behalf of the Lenders and the Issuing Bank, in connection therewith.

          (f) The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder shall be cumulative, and not exclusive.

          (g) In the event that the Administrative Agent establishes a cash collateral account as contemplated by this Section 8.2, the Administrative Agent shall invest all funds in such account in such investments as the Administrative Agent, in its sole and absolute discretion, deems appropriate. Each of the Borrowers hereby acknowledges and agrees that any interest earned on such funds shall be retained by the Administrative Agent as additional collateral for the Obligations. Upon satisfaction in full of all Obligations, the Administrative Agent shall pay any amounts then held in such account to the Borrowers.

     Section 8.3  Payments Subsequent to Declaration of Event of Default.
                  ------------------------------------------------------
Subsequent to the acceleration of the Loans under Section 8.2 hereof, payments and prepayments under this Agreement made to the Administrative Agent, the Issuing Bank and the Lenders or otherwise received by any of such Persons (from realization on Collateral for the Obligations or otherwise) shall be paid over to the Administrative Agent (if necessary) and distributed by the Administrative Agent as follows: first, to the Administrative Agent's , Lenders' and Issuing
                  -----
Bank's reasonable costs and expenses, if any, incurred in connection with the collection of such payment or prepayment, including, without limitation, any reasonable costs incurred by it in connection with the sale or disposition of any Collateral for the Obligations and all amounts under Section 11.2(b) hereof; second, to the Administrative Agent and the Issuing Bank for any fees hereunder
------
or under any of the other Loan Documents then due and payable; third, to the
                                                               -----
Lenders pro rata on the basis of their respective unpaid principal amounts (except as provided in Section 2.2(e) hereof), to the payment of any unpaid interest which may have accrued on the Obligations and any fees hereunder or under any of the other Loan Documents then due and payable; fourth, to the
                                                            ------
Lenders pro rata until all Loans have been paid in full (and, for purposes of this clause, obligations under Interest Hedge Agreements with the Lenders (or any of their Affiliates) or any of them shall be paid on a pro rata basis with the Loans); fifth, to the Lenders pro rata on the basis of their respective
            -----
unpaid amounts, to the payment of any other unpaid Obligations; and sixth, to
                                                                    -----
the Borrowers or as otherwise required by law.


                      ARTICLE 9 The Administrative Agent.

     Section 9.1  Appointment and Authorization.  Each Lender hereby appoints
                  -----------------------------
and authorizes, and hereby agrees that it will require any transferee of any of its interest in its portion of the Loans and in its Note to appoint and authorize, the Administrative Agent to take such actions as its agent on its behalf and to exercise such powers hereunder and under the other Loan Documents as are delegated by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Neither the Administrative Agent, nor any of its respective directors, officers, employees or agents, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court of competent jurisdiction.

     Section 9.2  Interest Holders.  The Administrative Agent may treat each
                  ----------------
Lender, or the Person designated in the last notice filed with the Administrative Agent, as the holder of all of the interests of such Lender in its portion of the Loans and in its Note until written notice of transfer, signed by such Lender (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent.

     Section 9.3  Consultation with Counsel.  The Administrative Agent may
                  -------------------------
consult with Powell, Goldstein, Frazer & Murphy LLP, Atlanta, Georgia, special counsel to the Administrative Agent, or with other legal counsel selected by it and shall not be liable for any action taken or suffered by it in good faith in consultation with the Majority Lenders and in reasonable reliance on such consultations.

     Section 9.4  Documents.  The Administrative Agent shall be under no duty to
                  ---------
examine, inquire into, or pass upon the validity, effectiveness or genuineness of this Agreement, any Note, any other Loan Document, or any instrument, document or communication furnished pursuant hereto or in connection herewith, and the Administrative Agent shall be entitled to assume that they are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be.

     Section 9.5  Administrative Agent and Affiliates.  With respect to the
                  -----------------------------------
Commitment and the Loans, the Administrative Agent shall have the same rights and powers hereunder as any other Lender, and the Administrative Agent and Affiliates of the Administrative Agent may accept deposits from, lend money to and generally engage in any kind of business with any Borrower, any of its Subsidiaries or other Affiliates of, or Persons doing business with, any Borrower, any of its Subsidiaries or other Affiliates, as if they were not affiliated with the Administrative Agent and without any obligation to account therefor.

     Section 9.6  Responsibility of the Administrative Agent and Issuing Bank.
                  -----------------------------------------------------------
The duties and obligations of the Administrative Agent and the Issuing Bank under this Agreement are only those expressly set forth in this Agreement. The Administrative Agent shall be entitled to assume that no Default or Event of Default has occurred and is continuing unless it has actual knowledge, or has been notified in writing by any Borrower, of such fact, or has been notified by a Lender in writing that such Lender considers that a Default or an Event of Default has occurred and is continuing, and such Lender shall specify in detail the nature thereof in writing. The Administrative Agent and the Issuing Bank shall not be liable hereunder for any action taken or omitted to be taken except for its own respective gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court of competent jurisdiction. The Administrative Agent shall provide each Lender and the Issuing Bank with copies of such documents received from the Borrowers as such Lender and the Issuing Bank may reasonably request.

     Section 9.7  Action by the Administrative Agent and Issuing Bank.
                  ---------------------------------------------------

          (a) The Administrative Agent and the Issuing Bank shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, and with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement, unless the Administrative Agent and the Issuing Bank or the Issuing Bank, as applicable shall have been instructed by the Majority Lenders (or, where expressly required, all Lenders) to exercise or refrain from exercising such rights or to take or refrain from taking such action; provided,
                                                                      --------
however, that the Administrative Agent shall not exercise any rights under
-------
Section 8.2(a) hereof without the request of the Majority Lenders (or, where expressly required, all the Lenders), unless time is of the essence, in which case, such action can be taken at the request of the Administrative Agent. The Administrative Agent shall incur no liability under or in respect of this Agreement with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment or which may seem to it to be necessary or desirable in the circumstances, except for its gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court having jurisdiction over the subject matter.

          (b) The Administrative Agent and the Issuing Bank shall not be liable to the Lenders or to any Lender or to any Borrower, any of their Subsidiaries, the Parent or any other obligor under any Loan Document in acting or refraining from acting under this Agreement or any other Loan Document in accordance with the instructions of the Majority Lenders (or, where expressly required, all of the Lenders), and any action taken or failure to act pursuant to such instructions shall be binding on all of the Lenders, except for its gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court having jurisdiction over the subject matter. The Administrative Agent and the Issuing Bank shall not be obligated to take any action which is contrary to law or which would in its reasonable opinion subject it to liability.

     Section 9.8  Notice of Default or Event of Default.  In the event that the
                  -------------------------------------
Administrative Agent, any Lender or the Issuing Bank shall acquire actual knowledge, or shall have been notified, of any Default or Event of Default, the Administrative Agent, such Lender or the Issuing Bank shall promptly notify the Lenders (provided, however, that the failure to give such notice shall not
         --------  -------
result in any liability on the part of such Lender, the Issuing Bank or the Administrative Agent), and the Administrative Agent shall take such action and assert such rights under this Agreement and the other Loan Documents as the Majority Lenders shall request in writing, and the Administrative Agent shall not be subject to any liability by reason of its acting pursuant to any such request. If the Majority Lenders shall fail to request the Administrative Agent to take action or to assert rights under this Agreement or any other Loan Documents in respect of any Default or Event of Default within ten (10) days after their receipt of the notice of any Default or Event of Default from the Administrative Agent, any Lender or the Issuing Bank, or shall request inconsistent action with respect to such Default or Event of Default, the Administrative Agent may, but shall not be required to, take such action and assert such rights (other than rights under Article 8 hereof) as it deems in its discretion to be advisable for the protection of the Lenders, except that, if the Majority Lenders have instructed the

Administrative Agent not to take such action or assert such right, in no event shall the Administrative Agent act contrary to such instructions, unless time is of the essence, in which case, the Administrative Agent may act in accordance with its reasonable discretion.

     Section 9.9  Responsibility Disclaimed.  The Administrative Agent shall not
                  -------------------------
be under any liability or responsibility whatsoever as Administrative Agent:

          (a) to any Borrower or any other Person as a consequence of any failure or delay in performance by, or any breach by, any Lender or Lenders of any of its or their obligations under this Agreement;

          (b) to any Lender or Lenders as a consequence of any failure or delay in performance by, or any breach by, (i) the Borrowers of any of their obligations under this Agreement or the Notes or any other Loan Document, or
(ii) any Restricted Subsidiary or any other obligor under any other Loan
Document;

          (c) to any Lender or Lenders, for any statements, representations or warranties in this Agreement, or any other document contemplated by this Agreement or any information provided pursuant to this Agreement, any other Loan Document, or any other document contemplated by this Agreement, or for the validity, effectiveness, enforceability or sufficiency of this Agreement, the Notes, any other Loan Document, or any other document contemplated by this Agreement; or

          (d) to any Person for any act or omission other than that arising from gross negligence or willful misconduct of the Administrative Agent as determined by a final, non-appealable judicial order of a court of competent jurisdiction.

     Section 9.10 Indemnification.  The Lenders agree to indemnify the
                  ---------------
Administrative Agent (to the extent not reimbursed by the Borrowers) pro rata according to their respective Commitment Ratios, from and against any and all liabilities, obligations, losses (other than the loss of principal, interest and fees hereunder in the event of a bankruptcy or out-of-court 'work-out' of the Loans), damages, penalties, actions, judgments, suits, or reasonable out-of-pocket costs, expenses (including, without limitation, fees and disbursements of experts, agents, consultants and counsel), or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, any other Loan Document, or any other document contemplated by this Agreement or any other Loan Document or any action taken or omitted by the Administrative Agent under this Agreement, any other Loan Document, or any other document contemplated by this Agreement, except that no Lender shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, or reasonable out-of-pocket costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent as determined by a final, non-appealable judicial order of a court having jurisdiction over the subject matter.

     Section 9.11 Credit Decision.  Each Lender confirms that:
                  ---------------

          (a) in making its decision to enter into this Agreement and to make its portion of the Loans it has independently taken whatever steps it considers necessary to evaluate the financial condition and affairs of the Borrowers and that it has made an independent credit judgment, and that it has not relied upon the Administrative Agent or information provided by the Administrative Agent (other than information provided to the Administrative Agent by the Borrowers and forwarded by the Administrative Agent to the Lenders); and

          (b) so long as any portion of the Loans remains outstanding or such Lender has an obligation to make its portion of Advances hereunder, it will continue to make its own independent evaluation of the financial condition and affairs of the Borrowers.

     Section 9.12  Successor Administrative Agent.  Subject to the appointment
                   ------------------------------
and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving written notice thereof to the Lenders, the Issuing Bank and the Borrowers and may be removed at any time for cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, prior to a Default, be subject to the consent of the Borrowers, acting reasonably. If (a) no successor Administrative Agent shall have been so appointed by the Majority Lenders or (b) if appointed, no successor Administrative Agent shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gave notice of resignation or the Majority Lenders removed the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be any Lender or a commercial bank organized under the laws of the United States of America or any political subdivision thereof which has combined capital and reserves in excess of $250,000,000.00 and which shall be reasonably acceptable to the Borrowers. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent. In the event that the Administrative Agent or any of its respective Affiliates ceases to be a Lender hereunder, such Person shall resign its agency hereunder.

     Section 9.13  Delegation of Duties.  The Administrative Agent may execute
                   --------------------
any of its duties under the Loan Documents by or through agents or attorneys selected by it using reasonable care, and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

                     ARTICLE 10  Changes in Circumstances
                 Affecting LIBOR Advances and Increased Costs

     Section 10.1  LIBOR Basis Determination Inadequate or Unfair.  If with
                   ----------------------------------------------
respect to any proposed LIBOR Advance for any Interest Period, the Administrative Agent determines after consultation with the Lenders that deposits in dollars (in the applicable amount) are not being offered to each of the Lenders in the relevant market for such Interest Period or that adequate and fair means do not exist for determining the LIBOR Basis, the Administrative Agent shall forthwith give notice thereof to the Borrowers and the Lenders, whereupon until the Administrative Agent notifies the Borrowers that the circumstances giving rise to such situation no longer exist, the obligations of any affected Lender to make its portion of such LIBOR Advances shall be suspended.

     Section 10.2  Illegality.  If after the date hereof, the adoption of any
                   ----------
Applicable Law, or any change in any Applicable Law (whether adopted before or after the Agreement Date), or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Lender to make, maintain or fund its portion of LIBOR Advances, such Lender shall so notify the Administrative Agent, and the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Borrowers. Before giving any notice to the Administrative Agent pursuant to this Section 10.2, such Lender shall designate a different lending office if such designation will avoid the need for giving such notice and will not, in the sole reasonable judgment of such Lender, be otherwise materially disadvantageous to such Lender. Upon receipt of such notice, notwithstanding anything contained in Article 2 hereof, the Borrowers shall repay in full the then outstanding principal amount of such Lender's portion of each affected LIBOR Advance, together with accrued interest thereon, on either (a) the last day of the then current Interest Period applicable to such affected LIBOR Advances if such Lender may lawfully continue to maintain and fund its portion of such LIBOR Advance to such day or (b) immediately if such Lender may not lawfully continue to fund and maintain its portion of such affected LIBOR Advances to such day. Concurrently with repaying such portion of each affected LIBOR Advance, the Borrowers may borrow a Base Rate Advance from such Lender, whether or not it would have been entitled to effect such borrowing, and such Lender shall make such Advance, if so requested, in an amount such that the outstanding principal amount of the affected Note held by such Lender shall equal the outstanding principal amount of such Note immediately prior to such repayment.

     Section 10.3  Increased Costs.
                   ---------------

          (a) If after the date hereof, the adoption of any Applicable Law, or any change in any Applicable Law (whether adopted before or after the Agreement
Date), or any interpretation or change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Lender with any directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

               (1) shall subject any Lender to any tax, duty or other charge with respect to its obligation to make its portion of LIBOR Advances, or its portion of other Advances, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its portion of LIBOR Advances or in respect of any other amounts due under this Agreement, or its obligation to make its portion of Advances (except for changes in the rate or method of calculation of tax on the revenues or net income of such Lender); or

               (2) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System, but excluding any included in an applicable Eurodollar Reserve Percentage), special deposit, capital adequacy, assessment or other requirement or condition against assets of, deposits with or for the account of, or commitments or credit extended by, any Lender or shall impose on any Lender or the London interbank borrowing market any other condition affecting its obligation to make its portion of such LIBOR Advances or its portion of existing Advances;

and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any of its portion of LIBOR Advances, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or under its Note with respect thereto, then, within ten (10) days after demand by such Lender, the Borrowers agree to pay to such Lender such additional amount or amounts as will compensate such Lender on an after-tax basis for such increased costs. All payments made by the Borrowers under this Agreement shall, as set forth above, be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp, or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on any Lender as a result of present or former connection between such Person and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Person having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (collectively, the "Non-Excluded Taxes") are required to be withheld from any amounts payable to
 ------------------
any Lender hereunder, the amounts so payable to such Person shall be increased to the extent necessary to yield to such Person (after payment of all Non-Excluded Taxes) interest on any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that the
                                                     --------  -------
Borrowers shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Person fails to comply with the requirements of Section
2.13 hereof. Whenever any Non-Excluded Taxes are payable by the Borrowers, as promptly as possible thereafter the Borrowers shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrowers showing payment thereof. If the Borrowers fail to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other documentary evidence, the Borrowers shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as result of any such failure. The Borrowers shall make any payments required pursuant to the immediately preceding sentence within thirty (30) days after receipt of written demand therefor from the Administrative Agent or any Lender, as the case may be. The agreements set forth in this Section 10.3 shall survive the termination of this Agreement and the payment of the Obligations. Each Lender will promptly notify the Borrowers and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this
Section 10.3 and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole reasonable judgment of such Lender made in good faith, be otherwise disadvantageous to such Lender. Notwithstanding any provision herein to the contrary, the Borrowers shall have no obligation to pay to any Lender any amount which the Borrowers are liable to withhold due to the failure of such Lender to file any statement of exemption required under the Code.

          (b) Any Lender claiming compensation under this Section 10.3 shall provide the Borrowers with a written certificate setting forth the additional amount or amounts to be paid to it hereunder and calculations therefor in reasonable detail. Such certificate shall be presumptively correct absent manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. If any Lender demands compensation under this Section 10.3, the Borrowers may at any time, upon at least five (5) Business Days' prior notice to such Lender, prepay in full such Lender's portion of the then outstanding LIBOR Advances, together with accrued interest and fees thereon to the date of prepayment, along with any reimbursement required under
Section 2.10 hereof and this Section 10.3. Concurrently with prepaying such portion of LIBOR Advances the Borrowers may, whether or not then entitled to make such borrowing, borrow a Base Rate Advance, or a LIBOR Advance not so affected, from such Lender, and such Lender shall, if so requested, make such Advance in an amount such that the outstanding principal amount of the affected Note or Notes held by such Lender shall equal the outstanding principal amount of such Note or Notes immediately prior to such prepayment.

     Section 10.4  Effect On Other Advances.  If notice has been given pursuant
                   ------------------------
to Section 10.1, 10.2 or 10.3 hereof suspending the obligation of any Lender to make its portion of any type of LIBOR Advance, or requiring such Lender's portion of LIBOR Advances to be repaid or prepaid, then, unless and until such Lender notifies the Borrowers that the circumstances giving rise to such repayment no longer apply, all amounts which would otherwise be made by such Lender as its portion of LIBOR Advances shall be instead as Base Rate Advances, unless otherwise notified by either of the Borrowers.

                           ARTICLE 11  Miscellaneous

     Section 11.1  Notices.
                   -------

          (a) Except as otherwise expressly provided herein, all notices and other communications under this Agreement and the other Loan Documents (unless otherwise specifically stated therein) shall be in writing and shall be deemed to have been given three (3) Business Days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, or one (1) Business Day after being entrusted to a reputable commercial overnight delivery service for next day delivery, or when sent on a Business Day prior to 5:00 p.m. (New York, New York time) by telecopy addressed to the party to which such notice is directed at its address determined as provided in this Section 11.1. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

               (i)  If to the Borrowers, to them at:

                    American Towers, Inc.
                    American Tower, L.P.
                    ATC Teleports, Inc.
                    116 Huntington Avenue
                    Boston, Massachusetts 02111
                    Attn: Joseph B. Winn, Chief Financial Officer
                    Telecopy: (617) 375-7575

               with a copy to:

                    Sullivan & Worcester LLP
                    One Post Office Square
                    Boston, Massachusetts 02110
                    Attn: Norman A. Bikales, Esq.
                    Telecopy No.: (617) 338-2880

               (ii) If to the Administrative Agent, to it at:

                    Toronto Dominion (Texas), Inc.
                    909 Fannin Street, Suite 1700
                    Houston, Texas 77010
                    Attention: Agency Department
                    Telecopy No.: (713) 951-9921
                with a copy to:

                     TD Securities (USA) Inc.
                     31 West 52nd Street
                     New York, NY 10019-6101
                     Attn: Managing Director, Communications Finance Telecopy No.: (212) 827-7261

               and with a copy to:

                     Powell, Goldstein, Frazer & Murphy LLP
                     Sixteenth Floor
                     191 Peachtree Street, N.E.
                     Atlanta, Georgia 30303
                     Attn: Douglas S. Gosden, Esq.
                     Telecopy No.: (404) 572-6999

               (iii) If to the Lenders, to them at the addresses set forth beside their names as set forth in Schedule 7 attached hereto.
                                        ----------

The failure to provide copies shall not affect the validity of the notice given to the primary recipient.

          (b) Any party hereto may change the address to which notices shall be directed under this Section 11.1 by giving ten (10) days' written notice of such change to the other parties.

     Section 11.2  Expenses.  The Borrowers will promptly pay, or reimburse:
                   --------

          (a) all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and the transactions contemplated hereunder and thereunder and the making of the initial Advance hereunder (whether or not such Advance is made), including, without limitation, the reasonable fees and disbursements of Powell, Goldstein, Frazer & Murphy LLP, Atlanta, Georgia, special counsel for the Administrative Agent; and

          (b) all reasonable out-of-pocket costs and expenses of the Administrative Agent, the Lenders and the Issuing Bank of enforcement under this Agreement or the other Loan Documents and all reasonable out-of-pocket costs and expenses of collection if an Event of Default occurs in the payment of the Notes, which in each case shall include, without limitation, reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, each of the Lenders and the Issuing Bank.

     Section 11.3  Waivers.  The rights and remedies of the Administrative
                   -------
Agent, the Lenders and the Issuing Bank under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Administrative Agent, the Majority Lenders, the Lenders and the Issuing Bank, or any of them, in exercising any right, shall operate as a waiver of such right. The Administrative Agent, the Lenders and the Issuing Bank expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any future funding of a Request for Advance. In the event the Lenders decide to fund a Request for Advance or the Issuing Bank to issue a Letter of Credit at a time when the Borrowers are not in strict compliance with the terms of this Agreement, such decision by the Lenders and the Issuing Bank, respectively, shall not be deemed to constitute an undertaking by the Lenders to fund any further Request for Advance or the Issuing Bank to issue any Letter of Credit or preclude the Lenders, the Administrative Agent from exercising any rights available under the Loan Documents or at law or equity. Any waiver or indulgence granted by the Administrative Agent, the Lenders, the Majority Lenders and the Issuing Bank, or any of them, shall not constitute a modification of this Agreement or any other Loan Document, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing at variance with the terms of this Agreement or any other Loan Document such as to require further notice of their intent to require strict adherence to the terms of this Agreement or any other Loan Document in the future.

     Section 11.4  Set-Off.  In addition to any rights now or hereafter granted
                   -------
under Applicable Law and not by way of limitation of any such rights, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent, each of the Lenders and the Issuing Bank are hereby authorized by the Borrowers at any time or from time to time, without notice to the Borrowers or to any other Person, any such notice being, to the extent permitted by Applicable Law, hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, without limitation, Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by any Lender, the Administrative Agent or the Issuing Bank, to or for the credit or the account of the Borrowers or any Restricted Subsidiary, against and on account of the obligations and liabilities of the Borrowers to the Lenders, the Administrative Agent and the Issuing Bank, including, without limitation, all Obligations and any other claims of any nature or description arising out of or connected with this Agreement, the Notes or any other Loan Document, irrespective of whether (a) any Lender, the Administrative Agent or the Issuing Bank, as applicable shall have made any demand hereunder or (b) any Lender, Administrative Agent or the Issuing Bank shall have declared the principal of and interest on the Loans and other amounts due hereunder to be due and payable as permitted by Section 8.2 hereof and although such obligations and liabilities or any of them shall be contingent or unmatured. Upon direction by the Administrative Agent, with the consent of all of the Lenders, each Lender or the Issuing Bank holding deposits of any Borrower or any Restricted Subsidiary shall exercise its set-off rights as so directed; and, within one (1) Business Day following any such setoff, the Administrative Agent shall give notice thereof to the Borrowers. Notwithstanding anything to the contrary contained in this Section 11.4, no Lender nor the Issuing Bank shall exercise any right of offset without the prior consent of the Majority Lenders so long as the Obligations shall be secured by any real property or real property interest, it being understood and agreed that the provisions of this sentence are for the exclusive benefit of the Lenders and the Issuing Bank, may be amended, modified or waived by the Majority Lenders without notice to or consent of the Borrowers or any Subsidiary and shall not constitute a waiver of any rights against the Borrowers or any Subsidiary or against any Collateral.

     Section 11.5  Assignment and Participation.
                   ----------------------------

          (a) No Borrower may assign or transfer any of its rights or obligations hereunder, under the Notes or under any other Loan Document without the prior written consent of each Lender and the Issuing Bank.

          (b) Each Lender may at any time sell assignments or participations of up to one hundred percent (100%) of its interest hereunder to (A) one (1) or more wholly-owned Affiliates of such Lender or Approved Funds (provided,
                                                               --------
however, that if such Affiliate is not a financial institution, such Lender
-------
shall be obligated to repurchase such assignment if such Affiliate is unable to honor its obligations hereunder), (B) any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank (provided, however, that no such assignment shall relieve such Lender from its
 --------  -------
obligations hereunder) or (C) any Lender.

          (c) Each Lender may at any time sell assignments or participations to one or more Persons pursuant to which each Lender may assign or participate its interest under this Agreement and the other Loan Documents, including its interest in any particular Advance or portion thereof; provided, however, that
                                                       --------  -------
(1) all assignments (other than assignments described in Section 11.5(b) hereof) shall be in minimum principal amounts of the lesser of (X) $5,000,000.00 (unless otherwise consented to by the Administrative Agent and, prior to the occurrence and continuance of an Event of Default, the Borrower), and (Y) the amount assigned of such Lender's Revolving Loan Commitment, Term Loan A Commitment and, if applicable, Incremental Facility Commitment (in a single assignment only), and (2) all assignments and participations (other than assignments and participations described in Section 11.5(b) hereof) hereunder shall be subject to the following additional terms and conditions:

               (i) no assignment shall be sold without the prior consent of the Administrative Agent and, prior to the occurrence and continuation of a Default or Event of Default, the consent of the Borrowers, in each case, which consent shall not be unreasonably withheld, delayed or conditioned;

               (ii) any Person purchasing a participation or an assignment of any portion of the Loans from any Lender shall be required to represent and warrant that its purchase shall not constitute a "prohibited transaction" (as defined in Section 4.1(m) hereof);

               (iii) the Borrowers, the Lenders, and the Administrative Agent agree that assignments permitted hereunder (including the assignment of any Advance or portion thereof) may be made with all voting rights, and shall be made pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit Z attached hereto, and an administrative fee of
                 ---------
     $3,500.00 shall be payable to the Administrative

     Agent either by the assigning Lender or the assignee thereof at the time of any assignment under this Section 11.5(c);

               (iv) no participation agreement shall confer any rights under this Agreement or any other Loan Document to any purchaser thereof, or relieve any issuing Lender from any of its obligations under this Agreement, and all actions hereunder shall be conducted as if no such participation had been granted; provided, however, that any participation
                                     --------  -------
     agreement may confer on the participant the right to approve or disapprove items requiring unanimous Lender consent pursuant to Section 11.12 hereof;

               (v) each Lender agrees to provide the Administrative Agent and the Borrowers with prompt written notice of any issuance of assignments of its interests hereunder;

               (vi) no assignment, participation or other transfer of any rights hereunder or under the Notes shall be effected that would result in any interest requiring registration under the Securities Act of 1933, as amended, or qualification under any state securities law;

               (vii) no such assignment may be made to any bank or other financial institution (x) with respect to which a receiver or conservator (including, without limitation, the Federal Deposit Insurance Corporation, the Resolution Trust Company or the Office of Thrift Supervision) has been appointed or (y) that is not "adequately capitalized" (as such term is defined in Section 131(b)(1)(B) of the Federal Deposit Insurance Corporation Improvement Act as in effect on the Agreement Date); and

               (viii) if applicable, each Lender shall, and shall cause each of its assignees to, provide to the Administrative Agent on or prior to the effective date of any assignment an appropriate Internal Revenue Service form as required by Applicable Law supporting such Lender's or assignee's position that no withholding by any Borrower or the Administrative Agent for United States income tax payable by such Lender or assignee in respect of amounts received by it hereunder is required. For purposes of this Agreement, an appropriate Internal Revenue Service form shall mean Form 1001 (Ownership Exemption or Reduced Rate Certificate of the United States Department of Treasury), or Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) or Form W-8, or any successor or related forms adopted by the relevant United States taxing authorities.

          (d) Except as specifically set forth in Section 11.5(b) or (c) hereof, nothing in this Agreement or the Notes, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or the Notes.

          (e) In the case of any participation, all amounts payable by the Borrowers under the Loan Documents shall be calculated and made in the manner and to the parties hereto as if no such participation had been sold.

          (f) The provisions of this Section 11.5 shall not apply to any purchase of participations among the Lenders pursuant to Section 2.11 hereof.

          (g) The Administrative Agent, acting, for this purpose only, as agent of the Borrowers shall maintain, at no extra charge to the Borrowers, a register (the "Register") at the address to which notices to the Administrative Agent are
      --------
to be sent under Section 11.1 hereof on which Register the Administrative Agent shall enter the name, address and taxpayer identification number (if provided) of the registered owner of the Loans evidenced by a Registered Note or, upon the request of the registered owner, for which a Registered Note has been requested. A Registered Note and the Loans evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the Loans evidenced thereby on the Register. Any assignment or transfer of all or part of such Loans and the Registered Note evidencing the same shall be registered on the Register only upon compliance with the other provisions of this Section 11.5 and surrender for registration of assignment or transfer of the Registered Note evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s) and, if less than the aggregate principal amount of such Registered Notes is thereby transferred, the assignor or transferor. Prior to the due presentment for registration of transfer of any Registered Note, the Borrowers and the Administrative Agent shall treat the Person in whose name such Loans and the Registered Note evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary.

          (h) The Register shall be available for inspection by the Borrowers and any Lender at any reasonable time during the Administrative Agent's regular business hours upon reasonable prior notice.

          (i) Notwithstanding any other provision in this Agreement, any Lender that is a fund that invests in bank loans may, without the consent of the Administrative Agent or the Borrowers, pledge all or any portion of its rights under, and interest in, this Agreement and the Notes to any trustee or to any other representative of holders of obligations owed or securities issued, by such fund as security for such obligations or securities; provided, however,
                                                          --------  -------
that any transfer to any Person upon the enforcement of such pledge or security interest may only be made subject to the assignment provisions of this Section 11.5.

          (j) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an
           ---------------
"SPC") sponsored by such Granting Lender, identified as such in writing from
 ---
time to time by the Granting Lender to the Administrative Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Advance that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to this Agreement; provided that (i) nothing
                                                  -------- ----
herein shall constitute a commitment by any SPC to make any Advance, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Advance, the Granting Lender shall be obligated to make such Advance pursuant to the terms hereof. The Loans by an SPC hereunder shall be Loans under and pursuant to the Revolving Loan Commitment, Term Loan A Commitment, Term Loan B Commitment and/or, if applicable, Incremental Facility Commitment of the Granting Lender to the same extent, and as if, such Loans were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it, solely in its capacity as a party hereto and to any other Loan Document, will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 11.5, any SPC may (i) with notice to, but without the prior written consent of, the Borrowers and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Advances to the Granting Lender or to any financial institutions (consented to by the Borrowers and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Advances and (ii) disclose on a confidential basis any non-public information relating to its Advances to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This Section 11.5(j) may not be amended without the written consent of any SPC which has been designated in writing as provided in the first sentence hereof and holds any outstanding Loans. The designation by a Granting Lender of an SPC to fund Advances (i) shall be deemed to be a representation, warranty, covenant and agreement by such Granting Lender to the Borrowers and all other parties hereunder that (A) the funding and maintaining of such Advances by such SPC shall not constitute a "prohibited transaction" (as defined in Section 4.1(m) hereof), and (B) such designation, funding and maintenance would not result in any interest requiring registration under the Securities Act of 1933, as amended, or qualification under any state securities law, and shall from time to time provide to the Borrowers the tax and other forms required pursuant to Section 2.09(e) hereof with respect to such SPC as though such SPC were a Lender hereunder. In no event shall the Borrowers or any Lender other than the Granting Lender be obligated hereunder to pay any additional amounts under any provision of this Agreement (pursuant to Article X hereof or otherwise) by reason of a Granting Lender's designation of an SPC or the funding or maintenance of Advances by such SPC, in excess of amounts which the Borrowers would have been obligated to pay if such Granting Lender had not made such designation and such Granting Lender were itself funding and maintaining such Advances. The Administrative Agent shall register the interest of any SPC in an advance from time to time on the Register maintained pursuant to Section 10.05(g) hereof.

     Section 11.6  Accounting Principles.  All references in this Agreement to
                   ---------------------
GAAP shall be to such principles as in effect from time to time. All accounting terms used herein without definition shall be used as defined under GAAP. All references to the financial statements of the Borrowers and to their Annualized Operating Cash Flow, Operating Cash Flow, Total Debt, Fixed Charges, Pro Forma Debt Service, Interest Expense, and other such terms shall be deemed to refer to such items of the Borrowers and the Restricted Subsidiaries, on a fully consolidated basis. The Borrowers shall deliver to the Lenders at the same time as the delivery of any quarterly or annual financial statements required pursuant to Section 6.1 or 6.2 hereof, as applicable, (a) a description in reasonable detail of any material variation between the application of GAAP employed in the preparation of such statements and the application of GAAP employed in the preparation of the next preceding quarterly or annual financial statements, as applicable, and (b) reasonable estimates of the differences between such statements arising as a consequence thereof. If, within thirty
(30) days after the delivery of the quarterly or annual financial statements referred to in the immediately preceding sentence, the Majority Lenders shall object in writing to the Borrowers' determining compliance hereunder on such basis, (1) calculations for the purposes of determining compliance hereunder shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made, or (2) if requested by the Borrowers, the Majority Lenders will negotiate in good faith to amend the covenants herein to give effect to the changes in GAAP in a manner consistent with this Agreement (and so long as the Borrowers comply in good faith with the provisions of this Section 11.6, no Default or Event of Default shall occur hereunder solely as a result of such changes in GAAP).

     Section 11.7  Counterparts.  This Agreement may be executed in any number
                   ------------
of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     Section 11.8  Governing Law.  This Agreement and the Notes shall be
                   -------------
construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed the State of New York. If any action or proceeding shall be brought by the Administrative Agent or any Lender hereunder or under any other Loan Document in order to enforce any right or remedy under this Agreement or under any Note or any other Loan Document, each of the Borrowers hereby consents and will, and each of the Borrowers will cause each Restricted Subsidiary to, submit to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement.
Each of the Borrowers, for itself and on behalf of its Restricted Subsidiaries, hereby agrees that, to the extent permitted by Applicable Law, service of the summons and complaint and all other process which may be served in any such suit, action or proceeding may be effected by mailing by registered mail a copy of such process to the offices of the Borrowers at the address given in Section
11.1 hereof and that personal service of process shall not be required. Nothing herein shall be construed to prohibit service of process by any other method permitted by law, or the bringing of any suit, action or proceeding in any other jurisdiction. The Borrowers agree that final judgment in such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by Applicable Law.

     Section 11.9   Severability.  Any provision of this Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 11.10  Interest.
                    --------

          (a) In no event shall the amount of interest due or payable hereunder or under the Notes exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by the Borrowers or inadvertently received by the Administrative Agent or any Lender, then such excess sum shall be credited as a payment of principal, unless, if no Event of Default shall have occurred and be continuing, the Borrowers shall notify the Administrative Agent or such Lender, in writing, that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrowers not pay and the Administrative Agent and the Lenders not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrowers under Applicable Law.

          (b) Notwithstanding the use by the Lenders of the Base Rate and the LIBOR as reference rates for the determination of interest on the Loans, the Lenders shall be under no obligation to obtain funds from any particular source in order to charge interest to the Borrowers at interest rates related to such reference rates.

     Section 11.11  Table of Contents and Headings.  The Table of Contents and
                    ------------------------------
the headings of the various subdivisions used in this Agreement are for convenience only and shall not in any way modify or amend any of the terms or provisions hereof, nor be used in connection with the interpretation of any provision hereof.

     Section 11.12  Amendment and Waiver.  Neither this Agreement nor any Loan
                    --------------------
Document nor any term hereof or thereof may be amended orally, nor may any provision hereof or thereof be waived orally but only by an instrument in writing signed by or at the written direction of the Majority Lenders and, in the case of an amendment, by the Borrowers, except that in the event of (a) any increase in the amount of any Lender's portion of the Commitments or Commitment Ratios or any reduction or postponement of the reductions to the Revolving Loan Commitments set forth in Section 2.5(a) hereof, (b) any reduction (without a corresponding payment) or postponement of the repayments of the principal amount of the Loans provided in Section 2.7(b)(i) hereof, (c) any reduction or postponement in interest or fees due hereunder of the payment thereof without a corresponding payment of such interest or fee amount by the Borrowers, (d) any release of any material portion of the Collateral for the Loans, except as otherwise provided in Section 7.4 hereof, (e) any waiver of any Default due to the failure by the Borrowers to pay any sum due to any of the Lenders hereunder,
(f) any release of any material Guarantor to a Guaranty of all or any portion of the Obligations, except in connection with a merger, sale or other disposition otherwise permitted hereunder (in which case, such release shall require no further approval by the Lenders), (g) any amendment to the pro rata treatment of the

Lenders set forth in Section 2.11 hereof, (h) any amendment of this Section 11.12, of the definition of Majority Lenders, or of any Section herein to the extent that such Section requires action by all Lenders or the Issuing Bank, or
(i) subordinate the Loans in full to any of the Indebtedness, any amendment or waiver or consent may be made only by an instrument in writing signed by each of the Lenders or the Issuing Bank, respectively, and, in the case of an amendment, by the Borrowers. Any amendment to any provision hereunder governing the rights, obligations, or liabilities of the Administrative Agent in its capacity as such, may be made only by an instrument in writing signed by such affected Person and by each of the Lenders.

     Section 11.13  Entire Agreement.  Except as otherwise expressly provided
                    ----------------
herein, this Agreement, the other Loan Documents and the other documents described or contemplated herein or therein will embody the entire agreement and understanding among the parties hereto and thereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

     Section 11.14  Other Relationships.  No relationship created hereunder or
                    -------------------
under any other Loan Document shall in any way affect the ability of the Administrative Agent and each Lender to enter into or maintain business relationships with any Borrower or any Affiliate thereof beyond the relationships specifically contemplated by this Agreement and the other Loan Documents.

     Section 11.15  Directly or Indirectly.  If any provision in this Agreement
                    ----------------------
refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision.

     Section 11.16  Reliance on and Survival of Various Provisions.  All
                    ----------------------------------------------
covenants, agreements, statements, representations and warranties made herein or in any certificate delivered pursuant hereto shall (a) be deemed to have been relied upon by the Administrative Agent, each of the Lenders and the Issuing Bank notwithstanding any investigation heretofore or hereafter made by them and
(b) survive the execution and delivery of the Notes and shall continue in full force and effect so long as any Note is outstanding and unpaid. Any right to indemnification hereunder, including, without limitation, rights pursuant to Sections 2.10, 2.12, 5.11, 10.3 and 11.2 hereof, shall survive the termination of this Agreement and the payment and performance of all Obligations.

     Section 11.17  Senior Debt.  The Obligations are secured by the Security
                    -----------
Documents and are intended by the parties hereto to be in parity with the Interest Hedge Agreements and senior in right of payment to all other Indebtedness of the Borrowers.

     Section 11.18  Obligations.  The obligations of the Administrative Agent,
                    -----------
each of the Lenders and the Issuing Bank hereunder are several, not joint.

     Section 11.19  Confidentiality.  The Administrative Agent, the Lenders and
                    ---------------
the Issuing Bank shall hold all non-public, proprietary or confidential information (which has been identified as such by the Borrowers) obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound lending practices; provided, however, that the Administrative Agent, Lenders and
                   --------  -------
the Issuing Bank may make disclosure of any such information (a) to their examiners, Affiliates, any Approved Fund, outside auditors, counsel, consultants, appraisers, other professional advisors and any direct or indirect contractual counterparty in swap agreements or such counterparty's professional advisor in connection with this Agreement or as reasonably required by any proposed syndicate member or any proposed transferee or participant in connection with the contemplated transfer of any Note or participation therein, in each case, so long as any such Person (other than any examiners) receiving such information is advised of the provisions of this Section 11.19 and agrees to be bound thereby, (b) as required or requested by any governmental authority or representative thereof or 'in' connection with the enforcement hereof or of any Loan Document or related document or (c) pursuant to legal process or with respect to any litigation between or among any Borrower and any of the Administrative Agent, the Lenders or the Issuing Bank. In no event shall the Administrative Agent, any Lender or the Issuing Bank be obligated or required to return any materials furnished to it by the Borrowers. The foregoing provisions shall not apply to the Administrative Agent, a Lender or the Issuing Bank with respect to information that (i) is or becomes generally available to the public (other than through the Administrative Agent, such Lender or the Issuing Bank),
(ii) is already in the possession of the Administrative Agent, such Lender or the Issuing Bank on a nonconfidential basis, or (iii) comes into the possession of the Administrative Agent, such Lender or the Issuing Bank in a manner not known to the Administrative Agent, such Lender or the Issuing Bank to involve a breach of a duty of confidentiality owing to the Borrowers.


                       ARTICLE 12  Waiver of Jury Trial

     Section 12.1  Waiver of Jury Trial.  EACH OF THE BORROWERS, FOR ITSELF AND
                   --------------------
ON BEHALF OF THE RESTRICTED SUBSIDIARIES, AND THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND THE LENDERS, HEREBY AGREE, TO THE EXTENT PERMITTED BY LAW, TO WAIVE AND HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION OR PROCEEDING OF ANY TYPE IN WHICH THE BORROWERS, ANY RESTRICTED SUBSIDIARIES, ANY OF THE LENDERS, THE ADMINISTRATIVE AGENT, THE ISSUING BANK, OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, ANY OF THE NOTES OR THE OTHER LOAN DOCUMENTS AND THE RELATIONS AMONG THE PARTIES LISTED IN THIS
SECTION 12.1. EXCEPT AS PROHIBITED BY LAW, EACH PARTY TO THIS AGREEMENT WAIVES ANY RIGHTS IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THIS SECTION, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY TO THIS AGREEMENT (A) CERTIFIES THAT NEITHER ANY REPRESENTATIVE, AGENT OR ATTORNEY OF THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY

LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCLOSED BY AND TO THE PARTIES AND THE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWERS:                         AMERICAN TOWER, L.P.

                                   By ATC GP INC., its General Partner


                                   By:______________________________________

                                      Title:________________________________


                                   AMERICAN TOWERS, INC.


                                   By:______________________________________

                                      Title:________________________________


                                   ATC TELEPORTS, INC.


                                   By:______________________________________

                                      Title:________________________________

ADMINISTRATIVE AGENT,
LENDERS AND ISSUING
BANK: TORONTO DOMINION (TEXAS), INC., as Administrative Agent, for itself, the Issuing Bank and the Lenders, as Issuing Bank and as a Lender


                                   By:___________________________________

                                      Title:_____________________________

                                   THE CHASE MANHATTAN BANK, as a Lender


                                   By:__________________________________

                                      Title:____________________________

                                        THE BANK OF NEW YORK, as a Lender


                                        By:_________________________________

                                           Title:___________________________

                                   CREDIT SUISSE FIRST BOSTON, as Lender


                                   By:_____________________________________

                                      Title:_______________________________


                                   By:_____________________________________

                                      Title:_______________________________

                                   THE BANK OF NOVA SCOTIA, as a Lender


                                   By:_____________________________________

                                      Title:_______________________________

                                   CREDIT LYONNAIS NEW YORK BRANCH, as a
                                   Lender


                                   By:_________________________________________

                                      Title:___________________________________

                                        BANKERS TRUST COMPANY, as a Lender


                                        By:____________________________________

                                           Title:______________________________

                                   GENERAL ELECTRIC CAPITAL CORPORATION, as a
                                   Lender


                                   By:__________________________________________

                                      Title:____________________________________

                                   KEY CORPORATE CAPITAL INC., as a Lender


                                   By:________________________________________

                                      Title:__________________________________

                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A., "RABOBANK
                                   NEDERLAND", NEW YORK BRANCH


                                   By:____________________________________

                                      Title:______________________________


                                   By:____________________________________

                                      Title:______________________________

                                   ROYAL BANK OF CANADA, as a Lender


                                   By:__________________________________

                                      Title:____________________________

                                   UNION BANK OF CALIFORNIA, as a Lender


                                   By:______________________________________

                                      Title:________________________________

                                   BANK OF AMERICA, N.A., as a Lender


                                   By:______________________________________

                                      Title:________________________________

                                        BANK OF MONTREAL, as a Lender


                                        By:__________________________________

                                           Title:____________________________

                                        CITICORP USA, INC., as a Lender


                                        By:___________________________________

                                           Title:_____________________________

                                        FIRST UNION NATIONAL BANK, as a Lender


                                        By:____________________________________

                                           Title:______________________________

                                   LEHMAN COMMERCIAL PAPER INC., as a Lender



                                   By:_________________________________________

                                      Title:___________________________________


                                   SYNDICATED LOAN FUNDING TRUST, as a Lender
                                   By: Lehman Commercial Paper Inc.,
                                   Not in its individual capacity but solely
                                   as Asset Manager


                                   By:_________________________________________

                                      Title:___________________________________

                                   BEAR STEARNS CORPORATE LENDING INC., as a
                                   Lender


                                   By:_______________________________________

                                      Title:_________________________________

                                        FLEET NATIONAL BANK, as a Lender


                                        By:_________________________________

                                           Title:___________________________

                                        BANK UNITED, as a Lender


                                        By:_______________________________

                                           Title:_________________________

                                   BAYERISCHE HYPO- UND VEREINSBANK AG,
                                   NEW YORK BRANCH, as a Lender


                                   By:______________________________________

                                      Title:________________________________


                                   By:______________________________________

                                      Title:________________________________

                                   IBM CREDIT CORPORATION, as a Lender


                                   By:______________________________________

                                      Title:________________________________

                              PNC BANK, NATIONAL ASSOCIATION, as a Lender


                              By:___________________________________________

                                 Title:_____________________________________

                                   SUNTRUST BANK, as a Lender


                                   By:__________________________________

                                      Title:____________________________

                                   CREDIT LOCAL DE FRANCE - NEW YORK AGENCY, as a Lender


                                   By:_______________________________________

                                      Title:_________________________________


                                   By:_______________________________________

                                      Title:_________________________________

                                   DRESDNER BANK AG, NEW YORK AND GRAND
                                   CAYMAN BRANCHES, as a Lender


                                   By:______________________________________

                                      Title:________________________________


                                   By:______________________________________

                                      Title:________________________________

                                        US TRUST, as a Lender


                                        By:_________________________________

                                           Title:___________________________

                                   HOWARD BANK, N.A., as a Lender


                                   By:____________________________________

                                      Title:______________________________

                                        ALLFIRST BANK, as a Lender


                                        By:_______________________________

                                           Title:_________________________

                                   THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                                   By:________________________________________

                                      Title:__________________________________

                                   FRANKLIN FLOATING RATE TRUST, as a Lender


                                   By:________________________________________

                                      Title:__________________________________

                                   GALAXY CLO 1999-1, LTD., as a Lender
                                   By: SAI Investment Adviser, Inc.,
                                   its Collateral Agent


                                   By:_____________________________________

                                      Title:_______________________________

                                   KEMPER FLOATING RATE FUND, as a Lender


                                   By:______________________________________

                                      Title:________________________________

                                   KZH III LLC, as a Lender


                                   By:____________________________________

                                      Title:______________________________


                                   KZH CYPRESSTREE-1 LLC, as a Lender


                                   By:____________________________________

                                      Title:______________________________


                                   KZH SOLEIL-2 LLC, as a Lender


                                   By:____________________________________

                                      Title:______________________________

                                   METROPOLITAN LIFE INSURANCE COMPANY,
                                   as a Lender


                                   By:_______________________________________

                                      Title:_________________________________

                                   MONY LIFE INSURANCE COMPANY, as a Lender


                                   By:_________________________________________

                                      Title:___________________________________

                              MORGAN STANLEY DEAN WITTER PRIME
                              INCOME TRUST, as a Lender


                              By:____________________________________

                                 Title:______________________________

                                   OPPENHEIMER SENIOR FLOATING RATE FUND,
                                   as a Lender


                                   By:_______________________________________

                                      Title:_________________________________

                                   PPM SPYGLASS FUNDING TRUST, as a Lender


                                   By:_______________________________________

                                      Title:_________________________________

                                   WINGED FOOT FUNDING TRUST, as a Lender


                                   By:______________________________________

                                      Title:________________________________

                                   MERRILL LYNCH SENIOR FLOATING RATE
                                   FUND, INC., as a Lender


                                   By:____________________________________

                                      Title:______________________________


                                   MERRILL LYNCH SENIOR FLOATING RATE FUND
                                   II, INC., as a Lender


                                   By:____________________________________

                                      Title:______________________________


                                   SENIOR HIGH INCOME PORTFOLIO, INC.,
                                   as a Lender


                                   By:____________________________________

                                      Title:______________________________

                                   DEBT STRATEGIES FUND, INC., as a Lender


                                   By:_______________________________________

                                      Title:_________________________________


                                   DEBT STRATEGIES FUND II, INC., as a Lender


                                   By:_______________________________________

                                      Title:_________________________________


                                   DEBT STRATEGIES FUND III, INC., as a Lender


                                   By:_______________________________________

                                      Title:_________________________________

                              CYPRESSTREE INVESTMENT FUND, LLC, as a Lender
                              By: CypressTree Investment Management Company,
                                  Inc., its Managing Member


                              By:______________________________________________

                                 Title:________________________________________


                              CYPRESSTREE SENIOR FLOATING RATE FUND, as a Lender
                              By: CypressTree Investment Management Company,
                                  Inc., as Portfolio Manager


                              By:______________________________________________

                                 Title:________________________________________


                              NORTH AMERICAN SENIOR FLOATING RATE FUND,
                              as a Lender
                              By: CypressTree Investment Management Company,
                                  Inc., as Portfolio Manager


                              By:______________________________________________

                                 Title:________________________________________

                              BALANCED HIGH YIELD FUND II, LTD., as a Lender


                              By:_____________________________________________

                                 Title:_______________________________________

                                   CANADIAN IMPERIAL BANK OF COMMERCE, as a
                                   Lender


                                   By:_________________________________________

                                      Title:___________________________________

                                        STEIN ROE FLOATING RATE FUND LIMITED
                                        LIABILITY COMPANY, as a Lender


                                        By:___________________________________

                                           Title:_____________________________

                                        KZH SHOSHONE LLC, as a Lender


                                        By:________________________________

                                           Title:__________________________


                                        KZH RIVERSIDE LLC, as a Lender


                                        By:________________________________

                                           Title:__________________________

                                   VAN KAMPEN SENIOR INCOME TRUST, as a Lender
                                   By: Van Kampen Investment Advisory Corp.


                                   By:_________________________________________

                                      Title:___________________________________

                                   KZH LANGDALE LLC, as a Lender


                                   By:__________________________________

                                      Title:____________________________

                                        KZH ING-1 LLC, as a Lender


                                        By:_____________________________

                                           Title:_______________________


                                        KZH ING-2 LLC, as a Lender


                                        By:_____________________________

                                           Title:_______________________


                                        KZH ING-3 LLC, as a Lender


                                        By:_____________________________

                                           Title:_______________________

                                   PILGRIM PRIME RATE TRUST, as a Lender
                                   By: Pilgrim Investments, Inc., as its
                                       investment manager


                                   By:______________________________________

                                      Title:________________________________